UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-6200
Schwab Investments

(Exact name of registrant as specified in charter)
101 Montgomery Street, San Francisco, California 94104

(Address of principal executive offices) (Zip code)
Randall W. Merk
Schwab Investments
101 Montgomery Street, San Francisco, California 94104

(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 627-7000
Date of fiscal year end: August 31
Date of reporting period: August 31, 2007
Item 1: Report(s) to Shareholders.

Schwab Bond Funds

Annual Report
August 31, 2007

Schwab YieldPlus Fund®

Schwab Short-Term
Bond Market Fundtm

Schwab Total
Bond Market Fundtm

Schwab GNMA Fundtm

Schwab Inflation
Protected Fundtm

Five smart, cost-effective ways investors can use
bonds in an asset allocation strategy.

Select Shares® are available on many Schwab Fundstm

Schwab Funds offers Select Shares, a shares class that carries lower expenses than Investor Sharestm in exchange for higher investment minimums on many of its funds. Select Shares are available for initial purchases of $50,000 or more of a single fund in a single account and for shareholders who add to their existing Investor Share position, bringing the value to or above $50,000. We encourage shareholders to review their portfolio to see if they are eligible to exchange into Select Shares. If you believe you are eligible, you should contact Schwab or your financial intermediary to request a tax-free interclass exchange into Select Shares. Select Shares may not be available through financial intermediaries other than Charles Schwab & Co., Inc.

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Total Return for the Report Period

Schwab YieldPlus Fund®

Investor Shares (Ticker Symbol: SWYPX)	2.59%
Select Shares® (Ticker Symbol: SWYSX)*	2.75%
Benchmark: Lehman Brothers U.S. Short Treasury: 9-12 Months Index[1]	5.35%
Fund Category: Morningstar Ultrashort Bond	3.49%

Performance Details	pages 6-7

Schwab Short-Term Bond Market Fundtm (Ticker Symbol: SWBDX)*	4.44%

Benchmark: Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index	5.56%
Fund Category: Morningstar Short-Term Bond	4.11%

Performance Details	pages 8-9

Schwab Total Bond Market Fundtm (Ticker Symbol: SWLBX)	4.90%

Benchmark: Lehman Brothers U.S. Aggregate Bond Index	5.26%
Fund Category: Morningstar Intermediate-Term Bond	4.17%

Performance Details	pages 10-11

Schwab GNMA Fundtm

Investor Shares (Ticker Symbol: SWGIX)	5.16%
Select Shares® (Ticker Symbol: SWGSX)	5.36%
Benchmark: Lehman Brothers GNMA Index	5.06%
Fund Category: Morningstar Intermediate Government	4.34%

Performance Details	pages 12-13

Schwab Inflation Protected Fundtm

Investor Shares (Ticker Symbol: SWRIX)	3.34%
Select Shares® (Ticker Symbol: SWRSX)	3.51%
Benchmark: Lehman Brothers TIPS Index	3.76%
Fund Category: Morningstar Inflation Protected Bond	2.60%

Performance Details	pages 14-15

Minimum Initial Investment[2]

Investor Shares	$ 100
Select Shares®	$ 50,000

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Expenses may be partially absorbed by fund management. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc.

*	Return for the report period presented in the table differs from the return in the Financial Highlights. This is a result of the calculation of the Financial Highlights return adhering to GAAP presentation.

[1]	While the fund may invest in debt instruments that are subject to credit risk (please see the discussion of credit risk in the principal risk section of the prospectus), the Lehman Brothers Short 9-12 Month U.S. Treasury Index includes only U.S. Treasury securities. U.S. Treasury securities are direct obligations of the U.S. government and are backed by the full faith and credit of the United States and are, therefore, considered free of credit risk.

[2]	Please see prospectus for further detail and eligibility requirements.

Schwab Taxable Bond Funds 1

From the Chairman

Charles Schwab
Chairman

Dear Shareholder,

I want to thank you for entrusting us with your investments. I have been a fan of mutual funds throughout my long investing career. I say this because I firmly believe they are a cost-effective and convenient way for investors to achieve a diversified portfolio. And as we face increasing uncertainty in the world and in global markets, diversification is as important now as it has ever been.

Research has indicated that spreading your money across, and equally important, within, different asset classes, such as stocks, bonds, and cash equivalents, can be the most important factor in determining overall portfolio performance. By maintaining diversification, your portfolio can be better positioned to help you weather the market ups and downs.

With a broad range of investment strategies and styles, Schwab Funds® provides an uncomplicated, effective way to build a well diversified portfolio. You can choose from an array of funds across a range of investment objectives and styles. If you prefer a single investment solution, we offer complete asset allocation funds based on either risk tolerance or time horizon.

Here at Schwab, our goal is to help you reach your financial goals. With quality funds and services, backed by the guidance and support you need—whatever type of investor you are—we can help you be financially fit today and in the future.

Thank you for investing with us.

Sincerely,

2 Schwab Taxable Bond Funds

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report. He joined the firm in 2002 and has held a variety of executive positions at Schwab.

Dear Shareholder,

As I return to my role as President and CEO of Charles Schwab Investment Management, I would like to give you my perspective on the current market environment.

For over five years, global equity and credit markets had been relatively tame with regards to volatility. Liquidity was ample, corporate profits stable, and investors increasingly became more bullish. However, recent subprime mortgage issues have sparked a chain reaction within the credit markets, causing a reemergence of volatility.

Understandably, many investors are nervous, which has led some to react on emotion rather than sound investment principles. The later part of the report period saw investors fleeing to “safe haven” investments, such as U.S. Treasuries, as riskier securities experienced downward price pressures. However, as the August market crisis abated following aggressive moves to lower short term rates by the Federal Reserve, many market participants found themselves lurching out of cash and Treasury securities and back again into stocks and corporate bonds. Timing the market can be a risky and frustrating experience.

In the end, the basic reasons for keeping bond investments in a portfolio — income and lower volatility — are always worth remembering. We at Schwab have always believed your best protection against swings in market volatility is to maintain a well-diversified investment portfolio. If you would like help evaluating your portfolio or if you have not yet created a plan, you might want to schedule a complimentary portfolio consultation by calling Schwab at 1-800-308-1486.

I speak for all of us at Schwab when I say our goal is to give you the financial products, guidance, and personal relationship you need to succeed.

Thank you for investing in Schwab Funds®.

Sincerely,

Schwab Taxable Bond Funds 3

The Investment Environment

Kim Daifotis, CFA, a senior vice president and chief investment officer, fixed income, has overall responsibility for the management of the funds.

Over the past year, global equity and credit markets have benefited from ample liquidity, earnings growth, and relatively low volatility. The ease at which companies could finance debt led to a record level of stock buybacks, acquisitions, and private equity buyouts in 2006 and into 2007. In addition, bullish investors pushed stocks higher, as evidenced by the Dow Jones Industrial Average and the broader S&P 500 reaching all-time highs in July 2007. However, the housing market slowdown and more recently, turmoil in the subprime mortgage market, have had a ripple effect throughout the economy. Several key issues weighed on investors, namely, the continued deterioration in the housing market, tightening of lending standards, and the lagged effects of monetary policy.

U.S. economic growth slowed considerably over the report period, consistent with the Federal Reserve’s (the Fed) engineered soft landing. Throughout their statements, they indicated that the economy would grow at a more moderate rate as a result of prior rate increases, lagged effects of higher energy prices, and a cooling housing market. Consistent with their reports, GDP grew at a sub-par pace for four consecutive quarters. However, GDP grew at an improved annual rate of 4.0% in the second quarter of 2007.

The housing market has been a significant headwind for the U.S. economy and continued to provide mixed signals with regards to a recovery. Initial concerns that troubles from the housing market would spill over to the rest of the economy became more pronounced throughout the report period. Declines in housing starts, as well as new and existing home sales, caused builders and many mortgage lenders to layoff thousands of employees. Over the course of the report period, the level of inventories rose to a record high, equal to 9.6 months of supply based on the current sales rate.

Among the effects of the subprime mortgage issue has been a tightening of lending standards and reduced liquidity in the market. Although relaxed access to easy credit and liquidity led subprime mortgages to find their way into securitized structures, the increasing frequency of loan defaults experienced by subprime borrowers have stressed securities that hold these mortgages, causing wider spreads and higher risk. February’s spike in volatility gave a first sign that subprime issues had emerged, potentially threatening credit markets. As a result of increasing subprime foreclosures during the period, liquidity in the market for these riskier securities dried up, putting some financial institutions heavy in securities with underlying subprime loans into financial turmoil. While the Fed helped ease

 Yield Curve: Average Yields of AAA Securities of Seven Maturities

This chart shows where yields stood at the beginning of the report period and at the end of the period. For debt securities of comparable quality, those with longer maturities typically pay higher interest rates, in part because they are presumed to carry higher risk.

Data source: Bloomberg L.P.

4 Schwab Taxable Bond Funds

The Investment Environment continued

liquidity issues by pumping money into the economy and using the discount window to reduce rates, many lenders reduced or cancelled certain subprime lending programs altogether.

Part of the reason for the recent turmoil in the financial markets can be explained by monetary policy. It is generally believed that the effects of Fed rate hikes on the economy have a lag of between three and 18 months, yet with most of the impact felt by the twelfth month. Since the first signs of “repricing of risk” premiums paid for securities riskier than U.S. Treasuries occurred in February of 2007, the 12-month lag would indicate that the effects of the hikes in the Fed funds target rate to both 4.50% and 4.75% in early 2006 had finally hit the market.

During the report period, the Fed held the Fed funds target rate at 5.25%. Noting that the economy would grow at a more moderate pace, they maintained that their primary concern was that inflation would fail to moderate due to the high level of resource utilization. Core Personal Consumption Expenditures (PCE), the Fed’s primary index used to monitor inflation, vacillated near the upper end of the Fed’s unofficial comfort zone of 1%-2%. However, as economic growth slowed, inflationary pressures eased during the period, with the most current reading in July 2007 coming in at an annually adjusted 1.9%. Although relatively stable throughout the period, employment began to show signs of weakening, as the unemployment rate ticked up to 4.6% from 4.5% in June 2007. Temporary employment, a forward-looking indicator, trended downward, totaling a loss of 52,500 jobs as of July 2007.

As the period came to a close, the market was pricing in future Fed rate cuts. Energy prices remained elevated, the housing market potentially faced further deterioration, and labor markets faced continued pressure. As noted in a recent speech by Fed Chairman Ben Bernanke, “we will pay particularly close attention to the timeliest indicators, as well as information gleaned from our business and banking contacts around the country.”

 Yields of U.S. Treasury Securities: Effective Yields of Three-Month, Two-Year and Ten-Year Treasuries

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth, waning investor interest in bonds, an increase in the issuance of bonds, or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

Data source: Bloomberg L.P.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Schwab Taxable Bond Funds 5

Schwab YieldPlus Fund®

Kim Daifotis (upper middle), CFA, a senior vice president and chief investment officer, fixed income, has overall responsibility for management of the fund.

Matthew Hastings (upper left), CFA, managing director and portfolio manager, has day-to-day co-responsibility for the management of the fund.

Andrew Tikofsky, PhD (lower right), managing director and portfolio manager, has day-to-day co-responsibility for the management of the fund.

Steven Hung (lower left), managing director and portfolio manager, has day-to-day co-responsibility for the management of the fund.

Alfonso Portillo (upper right), managing director and portfolio manager, has day-to-day co-responsibility for the management of the fund.

During the report period, the market anticipated that $200 billion in high yield securities would be issued to finance a number of leveraged buyouts (LBOs). The expected increase in yield spreads for this new debt caused the rest of the fixed income market to adjust yields upward. This move created downward pressure on bond prices across all fixed income sectors, leading to a technical sell-off in the non-treasury bond market.

Towards the end of the report period, the market saw distressed sellers of high quality assets selling at depressed prices. The increased frequency of defaults and the fear of contagion from the subprime mortgage market pressured most other fixed income classes. This selling pressure occurred at the same time that demand was weakest, resulting in generally wider spreads as compared to risk-free U.S. Treasuries. Consequently, the fixed income market experienced a flight to safety, in which U.S. Treasury obligations were the main beneficiary.

The Schwab YieldPlus Fund Investor Shares returned 2.59%, underperforming its benchmark, the Lehman Brothers U.S. Short Treasury: 9-12 Months Index, which was up 5.35% for the period. The latter part of the report period saw a re-pricing of risk premiums across the broader bond market, which increased volatility in all major fixed income sectors. Our strategy of avoiding LBOs via an underweight to low spread industrial sectors, in favor of financials and high-quality sectors, detracted from performance during the report period. However, much of the fund’s underperformance can be attributed to its underweight to U.S. Treasury obligations, as the flight to safety largely benefited this security.

As of 8/31/07:

 Portfolio Composition % of Investments

These tables show three different views of the fund’s portfolio: by type of security, credit quality of the security and remaining maturity.

By Security Type

Mortgage-Backed Securities	44.3%

Corporate Bonds	38.8%
Commercial Paper & Other

Corporate Obligations	9.2%

Asset-Backed Obligations	6.7%

Preferred Stock	1.0%

By Credit Quality1

AAA	44.7%

AA	16.2%

A	14.3%

BBB	9.2%

BB	4.7%

B	1.7%

Short-Term Ratings	9.1%

Unrated Securities	0.1%

Weighted Average

Credit Quality	AA

By Maturity

0-6 months	60.3%

7-18 months	2.7%

19-30 months	4.0%

More than 30 months	33.0%

Weighted Average Maturity	0.5 yrs
Weighted Average Effective

Duration	0.6 yrs

Portfolio holdings may have changed since the report date.

[1]	Based on ratings from Moody’s. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund’s investment policies.

6 Schwab Taxable Bond Funds

 Schwab YieldPlus Fund®

Performance Summary as of 8/31/07

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment1

Performance of a Hypothetical
$50,000 Investment1

 Average Annual Total Returns1,2,3

Class and Inception Date	1 Year	5 Years	Since Inception

Investor Shares (10/1/99)	2.59%	3.12%	3.81%
Select Shares (10/1/99)*	2.75%	3.27%	3.97%
Benchmark: Lehman Brothers U.S. Short Treasury: 9-12 Months Index [4]	5.35%	2.79%	3.79%
Fund Category: Morningstar Ultrashort Bond	3.49%	2.57%	3.59%

Fund Expense Ratios5: Investor Shares: 0.58% / Select Shares: 0.43%

 Style Assessment6

 Yields1,3

30-Day SEC Yield
Investor Shares	6.05%
Select Shares	6.18%

12-Month Distribution Yield
Investor Shares	2.60%
Select Shares	2.75%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

*	Return for the report period presented in the table differs from the return in the Financial Highlights. This is a result of the calculation of the Financial Highlights return adhering to GAAP presentation.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the total return may have been lower.

[4]	While the fund may invest in debt instruments that are subject to credit risk (please see the discussion of credit risk in the principal risk section of the prospectus), the Lehman Brothers Short 9-12 Months U.S. Treasury Index includes only U.S. Treasury securities. U.S. Treasury securities are direct obligations of the U.S. government and are backed by the full faith and credit of the United States and are, therefore, considered free of credit risk.

[5]	Per prospectus effective 11/15/06, as amended 7/13/07.

[6]	Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund’s portfolio as of 8/31/07 and is not a precise indication of risk or performance–past, present or future. Definitions of style assessments: Sensitivity (measured as duration): short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

Schwab Taxable Bond Funds 7

Schwab Short-Term Bond Market Fundtm

Kim Daifotis (upper middle), CFA, a senior vice president and chief investment officer, fixed income, has overall responsibility for management of the fund.

Matthew Hastings (upper left), CFA, managing director and portfolio manager, has day-to-day co-responsibility for the management of the fund.

Andrew Tikofsky, PhD (lower right), managing director and portfolio manager, has day-to-day co-responsibility for the management of the fund.

Steven Hung (lower left), managing director and portfolio manager, has day-to-day co-responsibility for the management of the fund.

Alfonso Portillo (upper right), managing director and portfolio manager, has day-to-day co-responsibility for the management of the fund.

During the report period, the market anticipated that $200 billion in high yield securities would be issued to finance a number of leveraged buyouts (LBOs). The expected increase in yield spreads for this new debt caused the rest of the fixed income market to adjust yields upward. This move created downward pressure on bond prices across all fixed income sectors, leading to a technical sell-off in the non-treasury bond market.

Towards the end of the report period, the market saw distressed sellers of high quality assets selling at depressed prices. The increased frequency of defaults and the fear of contagion from the subprime mortgage market pressured most other fixed income classes. This selling pressure occurred at the same time that demand was weakest, resulting in generally wider spreads as compared to risk-free U.S. Treasuries. Consequently, the fixed income market experienced a flight to safety, in which U.S. Treasury obligations were the main beneficiary.

The Schwab Short-Term Bond Market Fund returned 4.44%, underperforming its benchmark, the Lehman Brothers Mutual Fund Short (1-5 Years) U.S. Government/Credit Index, which was up 5.56% for the report period. The latter part of the report period saw a re-pricing of risk premiums across the broader bond market, which increased volatility in all major fixed income sectors. The portfolio was structured to weather slowly deteriorating corporate credit quality. Although the fund avoided LBOs and de-emphasized subprime mortgage securities in favor of financials and high-quality sectors, the liquidity crisis and eventual flight to safety mainly benefited U.S. Treasuries. Because the fund was underweight U.S. Treasuries, this largely accounted for the fund’s underperformance.

As of 8/31/07:

 Portfolio Composition % of Investments

These tables show three different views of the fund’s portfolio: by type of security, credit quality of the security and remaining maturity.

By Security Type

Mortgage-Backed Securities	48.6%

Corporate Bonds	24.5%

U.S. Government Securities	21.8%

Asset-Backed Obligations	2.9%
Commercial Paper & Other

Corporate Obligations	1.7%

Preferred Stock	0.5%

By Credit Quality1

AAA	73.6%

AA	4.2%

A	6.6%

BBB	8.0%

BB	3.8%

B	1.1%

Short-Term Ratings	1.5%

Unrated Securities	1.2%

Weighted Average

Credit Quality	AA

By Maturity

0-6 months	36.0%

7-18 months	3.6%

19-30 months	12.6%

More than 30 months	47.8%

Weighted Average Maturity	2.2 yrs
Weighted Average Effective

Duration	2.5 yrs

Portfolio holdings may have changed since the report date.

[1]	Based on ratings from Moody’s. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund’s investment policies.

8 Schwab Taxable Bond Funds

 Schwab Short-Term Bond Market Fundtm

Performance Summary as of 8/31/07

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2,3

	1 Year	5 Years	10 Years

Fund: Schwab Short-Term Bond Market Fundtm (11/5/91)*	4.44%	3.31%	4.84%
Benchmark-Current: Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index	5.56%	3.49%	5.29%
Benchmark-Blended: Lehman Brothers Short (1-3 Year) U.S. Government Bond Index and Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index	5.56%	3.49%	5.26%
Fund Category: Morningstar Short-Term Bond	4.11%	2.91%	4.44%

Fund Expense Ratios4: Net 0.55%; Gross 0.57%

 Style Assessment5

 Yields1

30-Day SEC Yield[3]	5.52%

30-Day SEC Yield-No Waiver[6]	5.50%

12-Month Distribution Yield[3]	4.36%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

*	Return for the report period presented in the table differs from the return in the Financial Highlights. This is a result of the calculation of the Financial Highlights return adhering to GAAP presentation.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the total return may have been lower.

[4]	Per prospectus effective 11/15/06, as amended 7/13/07. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 11/14/07. Gross Expense: Does not reflect the effect of contractual fee waivers.

[5]	Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund’s portfolio as of 8/31/07 and is not a precise indication of risk or performance–past, present or future. Definitions of style assessments: Sensitivity (measured as duration): short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.
[6]	Yield if fund expenses had not been partially absorbed by CSIM and Schwab.

Schwab Taxable Bond Funds 9

Schwab Total Bond Market Fundtm

Kim Daifotis (upper middle), CFA, a senior vice president and chief investment officer, fixed income, has overall responsibility for management of the fund.

Matthew Hastings (upper left), CFA, managing director and portfolio manager, has day-to-day co-responsibility for the management of the fund.

Andrew Tikofsky, PhD (lower right), managing director and portfolio manager, has day-to-day co-responsibility for the management of the fund.

Steven Hung (lower left), managing director and portfolio manager, has day-to-day co-responsibility for the management of the fund.

Alfonso Portillo (upper right), managing director and portfolio manager, has day-to-day co-responsibility for the management of the fund.

During the report period, the market anticipated that $200 billion in high yield securities would be issued to finance a number of leveraged buyouts (LBOs). The expected increase in yield spreads for this new debt caused the rest of the fixed income market to adjust yields upward. This move created downward pressure on bond prices across all fixed income sectors, leading to a technical sell-off in the non-treasury bond market.

Towards the end of the report period, the market saw distressed sellers of high quality assets selling at depressed prices. The increased frequency of defaults and the fear of contagion from the subprime mortgage market pressured most other fixed income classes. This selling pressure occurred at the same time that demand was weakest, resulting in generally wider spreads as compared to risk-free U.S. Treasuries. Consequently, the fixed income market experienced a flight to safety, in which U.S. Treasury obligations were the main beneficiary.

The Schwab Total Bond Market Fund returned 4.90%, trailing its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which returned 5.26% for the report period. The latter part of the report period saw a re-pricing of risk premiums across the broader bond market, which increased volatility in all major fixed income sectors. The portfolio was structured to weather slowly deteriorating corporate credit quality. While the fund avoided LBOs and de-emphasized subprime mortgage securities in favor of high quality mortgage products and shorter-dated corporate bonds, it also underweighted longer-dated corporate bonds. However, the liquidity crisis and eventual flight to safety mainly benefited U.S. Treasuries. Because the fund was underweight U.S. Treasuries securities, this attributed to the fund’s slight underperformance.

As of 8/31/07:

 Portfolio Composition % of Investments

These tables show three different views of the fund’s portfolio: by type of security, credit quality of the security and remaining maturity.

By Security Type

Mortgage-Backed Securities	60.8%

Corporate Bonds	25.1%

U.S. Government Securities	8.8%
Commercial Paper & Other

Corporate Obligations	3.4%

Preferred Stock	1.0%

Asset-Backed Obligations	0.9%

By Credit Quality1

AAA	69.3%

AA	4.7%

A	7.8%

BBB	8.9%

BB	3.8%

B	1.1%

Short-Term Ratings	3.4%

Unrated Securities	1.0%

Weighted Average

Credit Quality	AA

By Maturity

0-1 Year	37.7%

2-10 Years	37.9%

11-20 Years	4.7%

21-30 Years	19.7%

Weighted Average Maturity	4.5 yrs
Weighted Average Effective

Duration	4.7 yrs

Portfolio holdings may have changed since the report date.

[1]	Based on ratings from Moody’s. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund’s investment policies.

10 Schwab Taxable Bond Funds

 Schwab Total Bond Market Fundtm

Performance Summary as of 8/31/07

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2,3

	1 Year	5 Years	10 Years

Fund: Schwab Total Bond Market Fundtm (3/5/93)	4.90%	4.31%	5.83%
Benchmark-Blended: Lehman Brothers General U.S. Government Bond Index and Lehman Brothers U.S. Aggregate Bond Index	5.26%	4.31%	6.08%
Benchmark-Current: Lehman Brothers U.S. Aggregate Bond Index	5.26%	4.31%	6.04%
Fund Category: Morningstar Intermediate-Term Bond	4.17%	4.11%	5.26%

Fund Expense Ratio4: 0.53%

 Style Assessment5

 Yields1,3

30-Day SEC Yield	5.64%

12-Month Distribution Yield	4.82%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the total return may have been lower.

[4]	Per prospectus effective 11/15/06, as amended 7/13/07.

[5]	Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund’s portfolio as of 8/31/07 and is not a precise indication of risk or performance–past, present or future. Definitions of style assessments: Sensitivity (measured as duration): short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

Schwab Taxable Bond Funds 11

Schwab GNMA Fundtm

Kim Daifotis (upper middle), CFA, a senior vice president and chief investment officer, fixed income, has overall responsibility for management of the fund.

Matthew Hastings (upper left), CFA, managing director and portfolio manager, has day-to-day co-responsibility for the management of the fund.

Andrew Tikofsky, PhD (lower right), managing director and portfolio manager, has day-to-day co-responsibility for the management of the fund.

Steven Hung (lower left), managing director and portfolio manager, has day-to-day co-responsibility for the management of the fund.

Alfonso Portillo (upper right), managing director and portfolio manager, has day-to-day co-responsibility for the management of the fund.

The Schwab GNMA Fund Investor Shares returned 5.16%, outperforming its benchmark, the Lehman Brothers GNMA Index, which was up 5.06% for the period. During the past year, GNMA securities behaved largely as expected for a government guaranteed asset class. Their total return was higher than that of U.S. Treasury securities, with the exception of the subprime turmoil during the summer months of 2007. The excess yield of GNMA securities is market compensation for uncertain prepayment behavior of the GNMA mortgage borrower. The fact that U.S. Treasury rates were range bound during most of the reporting period reduced the uncertainty in this behavior and led to higher yields. Although the market volatility of the end of the reporting period resulted in the underperformance of GNMA securities relative to U.S. Treasuries, it made them attractive investment from a historical point of view.

As of 8/31/07:

 Portfolio Composition % of Investments

These tables show three different views of the fund’s portfolio: by type of security, credit quality of the security and remaining maturity.

By Security Type

Mortgage-Backed Securities	95.5%
Commercial Paper & Other

Corporate Obligations	3.6%

Corporate Bonds	0.9%

By Credit Quality1

AAA	94.9%

A	0.1%

BB	0.4%

B	0.7%

Short-Term Ratings	3.9%

Weighted Average

Credit Quality	AAA

By Maturity

0-6 Months	7.4%

7-18 Months	0.2%

19-30 Months	0.0%

More than 30 Months	92.4%

Weighted Average Maturity	3.8 yrs
Weighted Average Effective

Duration	3.9 yrs

Portfolio holdings may have changed since the report date.

[1]	Based on ratings from Moody’s. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund’s investment policies.

12 Schwab Taxable Bond Funds

 Schwab GNMA Fundtm

Performance Summary as of 8/31/07

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment1

Performance of a Hypothetical
$50,000 Investment1

 Average Annual Total Returns1,2,3

Class and Inception Date	1 Year	3 Years	Since Inception

Investor Shares (3/3/03)	5.16%	3.45%	3.01%
Select Shares (3/3/03)	5.36%	3.64%	3.16%
Benchmark: Lehman Brothers GNMA Index	5.06%	4.05%	3.80%
Fund Category: Morningstar Intermediate Government	4.34%	2.87%	2.59%

Fund Expense Ratios4: Investor Shares: Net 0.74%; Gross 0.98% / Select Shares: Net 0.55%; Gross 0.84%

 Style Assessment5

 Yields1

30-Day SEC Yield[3]
Investor Shares	5.02%
Select Shares	5.20%

30-Day SEC Yield-No Waiver[6]
Investor Shares	4.71%
Select Shares	4.82%

12-Month Distribution Yield[3]
Investor Shares	4.99%
Select Shares	5.24%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the total return may have been lower.

[4]	Per prospectus effective 11/15/06, as amended 7/13/07. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 11/14/07. Gross Expense: Does not reflect the effect of contractual fee waivers.

[5]	Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund’s portfolio as of 8/31/07 and is not a precise indication of risk or performance–past, present or future. Definitions of style assessments: Sensitivity (measured as duration): short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.
[6]	Yield if fund expenses had not been partially absorbed by CSIM and Schwab.

Schwab Taxable Bond Funds 13

Schwab Inflation Protected Fundtm

Kim Daifotis (upper middle), CFA, a senior vice president and chief investment officer, fixed income, has overall responsibility for management of the fund.

Matthew Hastings (upper left), CFA, managing director and portfolio manager, has day-to-day co-responsibility for the management of the fund.

Andrew Tikofsky, PhD (lower right), managing director and portfolio manager, has day-to-day co-responsibility for the management of the fund.

Steven Hung (lower left), managing director and portfolio manager, has day-to-day co-responsibility for the management of the fund.

Alfonso Portillo (upper right), managing director and portfolio manager, has day-to-day co-responsibility for the management of the fund.

During the report period, the market anticipated $200 billion in high yield securities that would be issued to finance a number of leveraged buyouts (LBOs). The expected increase in yield spreads for this new debt caused the rest of the fixed income market to adjust yields upward. This move created downward pressure on bond prices across all fixed income sectors, leading to a technical sell-off in the non-treasury bond market.

The combination of a flight to quality and the bias of the Federal Reserve toward the risk of increased inflation caused TIPS to underperform relative to U.S. Treasury obligations. This was apparent as break evens, the spread between U.S. Treasury obligations and comparable maturing inflation protected securities, narrowed during the report period.

The Schwab Inflation Protected Fund Investor Shares returned 3.34%, trailing its benchmark, the Lehman Brothers U.S. TIPS (Treasury Inflation-Protected Securities) Index, which returned 3.76% for the report period. The latter part of the report period saw a re-pricing of risk premiums across the broader bond market, which increased volatility in all major fixed income sectors.

During the report period, the duration of the fund was neutral relative to the benchmark. However, it was slightly underweight TIPS due to holding approximately 4% in corporate bonds, which were hurt by spread widening caused by subprime related issues in the market.

As of 8/31/07:

 Portfolio Composition % of Investments

These tables show three different views of the fund’s portfolio: by type of security, credit quality of the security and remaining maturity.

By Security Type

U.S. Government Securities	94.0%

Corporate Bonds	3.6%
Commercial Paper & Other

Corporate Obligations	2.0%

Preferred Stock	0.4%

By Credit Quality1

AAA	94.1%

AA	0.3%

A	0.4%

BBB	1.1%

BB	1.5%

B	0.4%

Short-Term Ratings	1.9%

Unrated Securities	0.3%

Weighted Average

Credit Quality	AAA

By Maturity

0-1 Year	3.8%

2-10 Years	70.5%

11-20 Years	12.8%

21-30 Years	12.9%

Weighted Average Maturity	9.2 yrs
Weighted Average Effective

Duration	8.0 yrs

Portfolio holdings may have changed since the report date.

[1]	Based on ratings from Moody’s. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund’s investment policies.

14 Schwab Taxable Bond Funds

 Schwab Inflation Protected Fundtm

Performance Summary as of 8/31/07

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment1

Performance of a Hypothetical
$50,000 Investment1

 Average Annual Total Returns1,2,3

Class and Inception Date	1 Year	Since Inception

Investor Shares (3/31/06)	3.34%	4.54%
Select Shares (3/31/06)	3.51%	4.69%
Benchmark: Lehman Brothers TIPS Index	3.76%	5.48%
Fund Category: Morningstar Inflation Protected Bond	2.60%	4.31%

Fund Expense Ratios4: Investor Shares: Net 0.65%; Gross 0.92% / Select Shares: Net 0.50%; Gross 0.76%

 Style Assessment5

 Yields1

30-Day SEC Yield[3]
Investor Shares	5.35%
Select Shares	5.47%

30-Day SEC Yield-No Waiver[6]
Investor Shares	5.13%
Select Shares	5.25%

12-Month Distribution Yield[3]
Investor Shares	3.26%
Select Shares	3.42%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the total return may have been lower.

[4]	Per prospectus effective 11/15/06, as amended 7/13/07. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 11/14/07. Gross Expense: Does not reflect the effect of contractual fee waivers.

[5]	Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund’s portfolio as of 8/31/07 and is not a precise indication of risk or performance–past, present or future. Definitions of style assessments: Sensitivity (measured as duration): short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.
[6]	Yield if fund expenses had not been partially absorbed by CSIM and Schwab.

Schwab Taxable Bond Funds 15

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning March 1, 2007 and held through August 31, 2007.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled ‘‘Expenses Paid During Period”.

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 3/1/07	at 8/31/07	3/1/07 - 8/31/07

Schwab YieldPlus Fund®
Investor Shares
Actual Return	0.58%	$1,000	$997.30	$2.92
Hypothetical 5% Return	0.58%	$1,000	$1,022.28	$2.96
Select Shares®
Actual Return	0.43%	$1,000	$998.00	$2.17
Hypothetical 5% Return	0.43%	$1,000	$1,023.04	$2.19

Schwab Short-Term Bond Market Fundtm
Actual Return	0.56%	$1,000	$1,013.30	$2.84
Hypothetical 5% Return	0.56%	$1,000	$1,022.38	$2.85

Schwab Total Bond Market Fundtm
Actual Return	0.53%	$1,000	$1,007.00	$2.68
Hypothetical 5% Return	0.53%	$1,000	$1,022.53	$2.70

Schwab GNMA Fundtm
Investor Shares
Actual Return	0.74%	$1,000	$1,017.40	$3.76
Hypothetical 5% Return	0.74%	$1,000	$1,021.48	$3.77
Select Shares®
Actual Return	0.55%	$1,000	$1,017.30	$2.80
Hypothetical 5% Return	0.55%	$1,000	$1,022.43	$2.80

Schwab Inflation Protected Fundtm
Investor Shares
Actual Return	0.65%	$1,000	$1,020.40	$3.31
Hypothetical 5% Return	0.65%	$1,000	$1,021.93	$3.31
Select Shares®
Actual Return	0.50%	$1,000	$1,021.80	$2.55
Hypothetical 5% Return	0.50%	$1,000	$1,022.68	$2.55

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

16 Schwab Taxable Bond Funds

Schwab YieldPlus Fund®

Financial Statements

Financial Highlights

	9/1/06-	9/1/05-	9/1/04-	9/1/03-	9/1/02-
Investor Shares	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03

Per Share Data($)

Net asset value at beginning of period	9.67	9.68	9.71	9.70	9.75

Income from investment operations:
Net investment income	0.51	0.45	0.29	0.24	0.30
Net realized and unrealized gains or losses	(0.26)	(0.01)	(0.02)	0.01	(0.02)

Total income from investment operations	0.25	0.44	0.27	0.25	0.28
Less distributions:
Distributions from net investment income	(0.51)	(0.45)	(0.30)	(0.24)	(0.33)

Net asset value at end of period	9.41	9.67	9.68	9.71	9.70

Total return (%)	2.59	4.64	2.82	2.63	2.95

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.58	0.58	0.59	0.59	0.59
Gross operating expenses	0.58	0.58	0.59	0.59	0.59
Net investment income	5.27	4.62	3.00	2.43	3.08
Portfolio turnover rate	188	54	76	89	109
Net assets, end of period ($ x 1,000,000)	1,145	886	741	639	410

	9/1/06-	9/1/05-	9/1/04-	9/1/03-	9/1/02-
Select Shares	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03

Per Share Data($)

Net asset value at beginning of period	9.66	9.68	9.70	9.70	9.75

Income from investment operations:
Net investment income	0.52	0.46	0.30	0.25	0.32
Net realized and unrealized gains or losses	(0.24)	(0.02)	(0.01)	0.01	(0.02)

Total income from investment operations	0.28	0.44	0.29	0.26	0.30
Less distributions:
Distributions from net investment income	(0.53)	(0.46)	(0.31)	(0.26)	(0.35)

Net asset value at end of period	9.41	9.66	9.68	9.70	9.70

Total return (%)	2.85	4.69	3.08	2.67	3.10

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.43	0.43	0.44	0.45	0.44
Gross operating expenses	0.43	0.43	0.44	0.45	0.44
Net investment income	5.42	4.80	3.18	2.57	3.23
Portfolio turnover rate	188	54	76	89	109
Net assets, end of period ($ x 1,000,000)	9,552	7,319	5,091	3,030	1,476

See financial notes 17

 Schwab YieldPlus Fund

Portfolio Holdings as of August 31, 2007

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity date shown is the next interest rate change date.

			Cost	Value
Holdings by Category			($ x 1,000)	($ x 1,000)

40.3%		Corporate Bonds	4,472,817	4,308,011
7.0%		Asset-Backed Obligations	796,713	748,178
45.9%		Mortgage-Backed Securities	4,921,593	4,914,225
1.0%		Preferred Stock	116,843	107,858
9.6%		Short-Term Investments	1,022,730	1,022,726

103.8%		Total Investments	11,330,696	11,100,998
(0	.8)%	Short Sales	(85,499)	(85,667)
(3	.0)%	Other Assets and Liabilities		(318,822)

100.0%		Net Assets		10,696,509

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Corporate Bonds 40.3% of net assets

Finance 30.8%

Banking 16.2%
Abbey National plc
6.70%, 06/15/08 (a)(b)	2,200	2,225
AGFirst Farm Credit Bank
6.59%, 12/15/07 (a)(b)(c)(d)	25,000	25,253
ANZ Capital Trust I
4.48%, 12/31/49 (b)(c)(d)	27,000	26,409
Artesia Bank S.C.
7.25%, 09/17/07 (a)(b)(c)	9,000	9,006
Artesia Overseas, Ltd.
6.26%, 11/26/07 (a)	10,000	10,008
Bank of America NA
5.66%, 09/17/07 (a)	5,000	4,921
BankBoston Capital Trust III
6.11%, 09/17/07 (a)(b)(d)	22,175	20,247
BTM Curacao Holdings N.V.
5.68%, 09/19/07 (a)(b)(d)	50,000	49,899
Capital One Bank FSB
5.46%, 09/13/07 (a)(d)	100,000	99,094
Chase Capital II
5.86%, 11/01/07 (a)(b)(d)	12,500	11,212
CoBank ACB
5.96%, 09/17/07 (a)(b)(c)(d)	92,000	92,170
Countrywide Financial Corp.
5.44%, 10/31/07 (a)(d)	100,000	98,554
Danske Bank A/S
5.91%, 06/16/14 (a)(b)(c)(d)	24,100	23,487
DBS Bank Ltd./Singapore
5.75%, 11/16/07 (a)(b)(c)(d)	86,000	84,396
DBS Capital Funding Corp.
7.66%, 03/15/11 (a)(b)(c)(d)	24,500	26,432
Deutsche Bank Capital Trust
7.16%, 09/28/07	48,400	50,037
Deutsche Bank Capital Trust III
7.26%, 09/28/07 (a)	10,000	10,300
Deutsche Bank Luxembourg
5.97%, 12/28/07 (a)(c)(d)	5,000	5,012
First Union Capital I
7.94%, 01/15/27 (b)(d)	50,000	52,105
First Union Institutional Capital I
8.04%, 12/01/26 (b)(d)	13,750	14,319
Fleet Capital Trust II
7.92%, 12/11/26 (b)(d)	7,580	7,887
Fleet Capital Trust V
6.36%, 09/18/07 (a)(b)(d)	42,600	39,490
Glitnir Banki HF
5.52%, 10/15/07 (a)(c)(d)	45,690	45,658
5.83%, 10/18/07 (a)(d)	15,000	15,090
HSBC Capital Funding LP
9.55%, 06/30/10 (a)(b)(c)	5,000	5,541
ING Capital Funding Trust III
8.44%, 12/31/10 (a)(b)(d)	10,914	11,955
Intesa Bank Overseas Ltd.
6.21%, 10/02/07 (a)	31,000	31,067
JP Morgan Chase Capital XXI
6.31%, 11/02/07 (a)(b)	70,000	61,231
Lloyds TSB Bank plc
6.90%, 11/22/07	5,000	4,909
MBNA Capital B
6.16%, 11/01/07 (a)(b)	10,000	9,427
Mizuho Financial Group Cayman Ltd.
8.38%, 04/27/09	77,545	80,607
Mizuho JGB Investment LLC
9.87%, 06/30/08 (a)(b)(c)	30,935	32,085
Natexis Ambs Co., LLC
8.44%, 06/30/08 (a)(b)(c)(d)	53,370	54,689
RBS Capital Trust IV
6.16%, 09/28/07 (a)(b)(d)	233,765	224,684
Republic New York Corp.
5.63%, 01/30/08 (a)(b)(d)	44,700	44,590
Societe Generale
6.11%, 10/05/07 (a)(b)(c)	200,000	189,500
State Street Capital Trust IV
6.36%, 09/17/07 (a)(b)	68,000	62,823
Tokai Preferred Capital Co., LLC
9.98%, 12/31/07 (a)(b)(c)	305	316
Unicredito Italiano Capital Trust II
9.20%, 10/05/10 (a)(b)(c)(d)	68,986	76,589
Xlliac Global Funding
5.56%, 09/03/07 (a)(d)	18,500	18,527

		1,731,751

18 See financial notes

 Schwab YieldPlus Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Brokerage 4.2%
Credit Suisse Guernsey
6.25%, 11/15/07 (a)(b)(d)	275,000	269,272
Goldman Sachs Capital Trust III
6.13%, 09/01/07 (a)(b)	50,000	45,445
Lehman Brothers Holdings E-Capital Trust I
6.29%, 11/19/07 (a)(b)(d)	58,000	57,157
Merrill Lynch & Co., Inc.
5.91%, 11/02/07 (a)	85,000	81,269

		453,143

Finance Company 6.2%
Capital One Capital III
7.69%, 08/15/36	4,000	3,714
Capital One Financial Corp.
5.64%, 09/10/07 (a)(d)	107,950	106,957
Capmark Financial Group
6.03%, 11/13/07 (a)(b)(c)(d)	45,000	41,896
Countrywide Financial Corp.
5.63%, 09/19/07 (a)(d)	6,000	5,583
HSBC Finance Capital Trust IX
5.91%, 11/30/15 (a)(b)(d)	20,000	18,989
ILFC E-Capital Trust I
5.90%, 12/21/10 (a)(b)(c)(d)	73,495	72,339
iStar Financial, Inc.
5.75%, 09/03/07 (a)(d)	21,000	20,810
5.70%, 09/17/07 (a)(c)(d)	55,300	52,913
Residential Capital LLC
7.46%, 10/17/07 (a)(d)	32,650	26,161
8.69%, 10/17/07 (a)(b)(c)(d)	171,430	103,072
SLM Corp.
5.45%, 09/17/07 (a)(c)	20,000	19,592
5.62%, 09/17/07 (a)(c)	60,000	59,102
5.55%, 09/20/07 (a)	10,000	9,866
5.50%, 10/25/07 (a)	50,000	47,993
5.57%, 10/25/07 (a)	58,220	56,957
4.00%, 01/15/09	15,435	14,759

		660,703

Insurance 3.7%
AXA S.A.
5.96%, 09/04/07 (a)	30,000	30,038
M&I Marshall & Ilsley Bank
5.63%, 09/04/07 (a)(b)(d)	89,700	89,830
Mantis Reef Ltd.
4.69%, 11/14/08 (b)(c)(d)	53,970	53,779
Oil Insurance Ltd.
7.56%, 06/30/11 (a)(b)(c)(d)	71,375	74,443
Stoneheath RE
6.87%, 10/15/11	34,380	34,745
XL Financial Assurance Ltd. - Twin Reefs Pass-Through
6.35%, 09/10/07 (a)(b)(c)(d)	25,636	25,715
ZFS Finance USA Trust I
6.15%, 12/15/10 (a)(b)(c)(d)	21,000	20,492
ZFS Finance USA Trust III
6.51%, 09/17/07 (a)(b)(c)(d)	78,050	74,345

		403,387

Real Estate Investment Trust 0.5%
Health Care Property Investors, Inc.
5.81%, 09/17/07 (a)(b)(d)	42,000	41,884
HRPT Properties Trust
5.96%, 09/16/07 (a)(b)(d)	9,300	9,305

		51,189

		3,300,173

Industrial 8.4%

Basic Industry 0.1%
Equistar Chemicals LP/Equistar Funding Corp.
10.63%, 05/01/11 (b)(d)	5,023	5,324

Communications 1.8%
Alamosa Delaware, Inc.
8.50%, 01/31/12 (b)(d)	65,718	68,576
Comcast Holdings Corp.
10.63%, 07/15/12 (d)	39,219	47,148
Rogers Wireless, Inc.
8.00%, 12/15/12 (b)(d)	37,466	39,537
Time Warner Entertainment Co.
10.15%, 05/01/12	8,250	9,767
US Unwired, Inc.
10.00%, 06/15/12 (b)(d)	26,230	28,182

		193,210

Consumer Cyclical 4.9%
Circus & Eldorado/Silver Legacy Capital Corp.
10.13%, 03/01/12 (b)	2,000	2,100
CVS Caremark Corp.
6.30%, 12/01/07 (a)(b)(d)	90,000	87,022
Ford Motor Credit Co.
6.93%, 10/15/07 (a)(d)	3,000	2,819
8.36%, 11/02/07 (a)(d)	29,500	29,528
4.95%, 01/15/08 (d)	15,030	14,810
6.63%, 06/16/08 (d)	38,700	37,546
6.75%, 08/15/08 (d)	4,660	4,567
5.63%, 10/01/08	10,277	9,839
6.38%, 11/05/08	2,470	2,383
5.80%, 01/12/09	13,875	13,078
Global Cash Access LLC/Global Cash Finance Corp.
8.75%, 03/15/12 (b)(d)	7,500	7,650
KB Home
8.63%, 12/15/08 (d)	19,899	19,949
7.75%, 02/01/10 (b)(d)	28,260	26,847
Mandalay Resort Group
9.50%, 08/01/08 (b)	5,245	5,389
MGM Mirage, Inc.
6.75%, 02/01/08 (b)	300	302
6.00%, 10/01/09 (b)	11,300	11,258
Petro Stopping Centers LP / Petro Financial Corp.
9.00%, 02/15/12 (b)	55,000	57,613
Seminole Tribe of Florida
5.80%, 10/01/13 (c)(d)	5,510	5,553
Toll Corp.
8.25%, 02/01/11 (b)(d)	112,490	107,990
8.25%, 12/01/11 (b)(d)	83,215	80,406

		526,649

Consumer Non-Cyclical 0.2%
Reynolds American, Inc.
6.06%, 09/15/07 (a)(b)	13,000	12,968

Energy 1.0%
BJ Services Co.
5.53%, 09/03/07 (a)(b)(d)	43,825	43,873

See financial notes 19

 Schwab YieldPlus Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Delek & Avner-Yam Tethys Ltd.
6.46%, 11/01/07 (a)(b)(c)(d)	29,663	29,626
Husky Oil Ltd.
8.90%, 08/15/08 (a)(b)(d)	34,082	35,337

		108,836

Technology 0.2%
Seagate Technology HDD Holdings
6.20%, 10/01/07 (a)(d)	15,000	15,113
Xerox Capital Trust I
8.00%, 02/01/27 (b)	7,000	6,964

		22,077

Transportation 0.2%
ERAC USA Finance Co.
5.61%, 10/30/07 (a)(c)(d)	4,510	4,479
5.76%, 11/28/07 (a)(c)(d)	13,000	13,040
FedEx Corp.
7.63%, 01/05/14 (b)	5,506	5,846

		23,365

		892,429

Utilities 1.1%

Electric 0.9%
Teco Energy, Inc.
7.36%, 11/01/07 (a)(b)(d)	25,965	26,355
TXU Energy Co., LLC
5.86%, 09/17/07 (a)(b)(c)(d)	65,000	65,051

		91,406

Natural Gas 0.2%
Enterprise Products Operating LP
4.00%, 10/15/07 (b)(d)	5,746	5,733
Williams Cos., Inc.
7.36%, 10/01/07 (a)(c)(d)	18,000	18,270

		24,003

		115,409

Total Corporate Bonds (Cost $4,472,817)		4,308,011

Asset-Backed Obligations 7.0% of net assets
ABSC NIMS Trust
Series 2004-HE8 Class A1
5.00%, 12/25/34 (c)(d)	791	792
Series 2004-HE7 Class A1
5.00%, 10/27/34 (c)(d)	1,158	1,143
ACE Securities Corp.
Series 2004-FM1 Class M1
6.41%, 09/25/07 (a)(b)(d)	8,328	7,915
Series 2002-HE1 Class M2
7.31%, 09/25/07 (a)(b)(d)	695	339
Series 2003-HS1 Class M3
8.01%, 09/25/07 (a)(b)(d)	4,081	3,891
Series 2002-HE3 Class M2
8.81%, 09/25/07 (a)(b)(d)	2,645	1,408
Aegis Asset Backed Securities Trust
Series 2004-5N
5.00%, 12/25/34 (c)(d)	1,563	56
Ameriquest Mortgage Securities, Inc.
Series 2004-R10 Class M1
6.21%, 09/25/07 (a)(b)(d)	10,550	9,598
Series 2003-AR2 Class M2
7.10%, 09/25/07 (a)(b)(d)	1,356	1,314
Series 2004-6 Class M2
7.36%, 09/25/07 (a)(b)(d)	5,000	4,804
Series 2003-AR3 Class M2
7.84%, 09/25/07 (a)(b)(d)	2,828	2,804
Series 2003-IA1 Class M2
5.00%, 09/20/07 (a)(b)(d)	1,873	1,503
Amortizing Residential Collateral Trust
Series 2002-BC1 Class M2
6.61%, 09/25/07 (a)(b)(d)	1,203	662
Series 2002-BC9 Class M2
8.88%, 09/25/07 (a)(b)(d)	5,129	5,042
Argent Securities, Inc.
Series 2003-W9 Class M2
7.23%, 09/25/07 (a)(b)(d)	19,695	18,819
Series 2003-W7 Class M2
7.26%, 09/25/07 (a)(b)(d)	15,525	14,669
Aria CDO I (Jersey) Ltd.
Series 1A-3 Class B1U5
6.44%, 10/07/07 (a)(b)(c)(d)	53,600	53,596
Asset Backed Funding Certificates
Series 2004-OPT2 Class M1
6.06%, 09/25/07 (a)(b)(d)	16,969	16,309
Series 2003-WMC1 Class M1
6.16%, 09/25/07 (a)(b)(d)	1,625	1,579
Series 2003-AHL1 Class M1
6.36%, 09/25/07 (a)(b)(d)	7,500	7,402
Series 2004-OPT2 Class M2
6.51%, 09/25/07 (a)(b)(d)	11,676	10,843
Series 2004-HE1 Class M2
6.66%, 09/25/07 (a)(b)(d)	13,000	12,326
Series 2003-OPT1 Class M2
7.06%, 09/25/07 (a)(b)(d)	1,131	1,071
Series 2004-HE1 M8
9.01%, 09/25/07 (a)(b)(d)	298	101
Asset Backed Securities Corp. Home Equity
Series 2001-HE3 Class M2
7.19%, 09/15/07 (a)(b)(d)	190	88
Series 2002-H3 Class M2
7.85%, 09/15/07 (a)(b)(d)	3,651	3,395
Series 2003-HE2 Class M2
8.46%, 09/15/07 (a)(b)(d)	628	591
Series 2003-HE2 Class M3
8.99%, 09/15/07 (a)(b)(d)	1,132	983
Series 2003-HE1 Class M2
9.14%, 09/15/07 (a)(b)(d)	12,969	12,798
Bear Stearns Asset Backed Securities, Inc.
Series 2004-HE6 Class M1
6.08%, 09/25/07 (a)(b)(d)	3,095	2,883
Series 2003-2 Class M2
7.51%, 09/25/07 (a)(b)(d)	3,601	3,102
CARSS Finance Ltd. Partnership
Series 2004-A Class B2
6.56%, 09/15/07 (a)(b)(c)(d)	355	355
CDC Mortgage Capital Trust
Series 2003-HE4 Class M1
6.16%, 09/25/07 (a)(b)(d)	6,000	5,488
Series 2003-HE1 Class M1
6.86%, 09/25/07 (a)(b)(d)	14,328	13,733

20 See financial notes

 Schwab YieldPlus Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Series 2003-HE4 Class M2
7.16%, 09/25/07 (a)(b)(d)	3,785	3,383
Series 2003-HE2 Class M2
8.36%, 09/25/07 (a)(b)(d)	1,694	1,553
Centex Home Equity
Series 2003-B Class M1
6.02%, 09/25/07 (a)(b)(d)	19,000	17,830
Series 2003-B Class M2
7.02%, 09/25/07 (a)(b)(d)	2,455	2,030
Chase Funding Mortgage Loan Asset-Backed
Series 2001-3 Class 2M2
6.98%, 09/25/07 (a)(b)(d)	55	44
Chec Loan Trust
Series 2004-2 Class M1
6.15%, 09/25/07 (a)(b)(d)	8,750	8,181
CIT Marine Trust
Series 1999-A Class C1
6.25%, 11/15/19 (b)(d)(e)	1,344	1,344
Countrywide Asset-Backed Certificates
Series 2005-2N Class N
4.50%, 08/25/36 (c)(d)	88	80
Series 2004-14N Class N
5.00%, 06/25/36 (c)(d)	339	327
Series 2003-2 Class M2
6.97%, 09/26/07 (a)(b)(d)	90	81
Series 2004-6 Class M2
6.16%, 09/25/07 (a)(b)(d)	15,000	14,486
Series 2004-10 Class MV5
6.61%, 09/25/07 (a)(b)(d)	1,000	883
Series 2002-6 Class M1
6.61%, 09/25/07 (a)(b)(d)	843	774
Series 2002-6 Class M2
7.61%, 09/25/07 (a)(b)(d)	1,104	926
Distribution Financial Services
Series 2001-1 Class D
7.73%, 11/15/22 (b)(d)	8,250	7,041
Finance America Mortgage Loan
Series 2004-3 Class M1
6.09%, 09/25/07 (a)(b)(d)	11,610	11,124
Series 2004-1 Class M4
6.36%, 09/25/07 (a)(b)(d)	4,000	3,749
Series 2004-2 Class M6
6.91%, 09/25/07 (a)(b)(d)	1,745	1,514
First Alliance Mortgage Loan Trust
Series 1998-3 Class A4
6.04%, 09/20/07 (a)(b)(d)	108	107
First Franklin Mortgage Loan
Series 2003-FF3 Class M4
10.38%, 09/25/07 (a)(b)(d)	268	8
Fremont Home Loan Trust
Series 2003-B Class M1
6.21%, 09/25/07 (a)(b)(d)	20,000	19,749
Series 2003-B Class M2
7.13%, 09/25/07 (a)(b)(d)	3,783	3,693
Series 2004-A Class M2
7.23%, 09/25/07 (a)(b)(d)	776	746
Series 2003-A Class M2
7.23%, 09/25/07 (a)(b)(d)	2,226	1,968
Galena CDO I (Cayman No. 1) Ltd.
Series I-A Class B1U7
6.25%, 01/11/08 (a)(d)	12,000	11,336
GSamp Trust
Series 2005-HE2 Class N
5.00%, 03/25/35 (c)(d)	819	812
HFC Home Equity Loan Asset Backed Certificates
Series 2006-4 Class A1F
5.79%, 10/02/07 (a)(b)(d)	19,069	18,938
Home Equity Asset Trust
Series 2004-8 Class M1
6.09%, 09/25/07 (a)(b)(d)	22,000	20,988
Series 2003-3 Class M2
7.88%, 09/25/07 (a)(b)(d)	1,024	811
Indymac Home Equity Loan Trust
Series 2004-B Class M4
6.66%, 09/25/07 (a)(b)(d)	14,500	12,855
Irwin Home Equity
Series 2003-1 Class M2
7.51%, 09/25/07 (a)(b)	3,936	3,510
Long Beach Mortgage Loan Trust
Series 2003-2 Class M1
6.74%, 09/25/07 (a)(b)	7,402	7,135
Series 2004-1 Class M6
6.91%, 09/25/07 (a)(b)	8,000	7,344
Series 2003-4 Class M2
7.26%, 09/25/07 (a)(b)(d)	10,309	9,735
Series 2003-4 Class M3
7.66%, 09/25/07 (a)(b)	76	64
Series 2003-2 Class M3
8.88%, 09/25/07 (a)(b)	388	241
Mastr Asset Backed Securities
Series 2003-WMC2 Class M1
6.56%, 09/25/07 (a)(b)	623	613
Series 2003-OPT1 Class M2
8.28%, 09/25/07 (a)(b)	12,500	12,329
Series 2002-OPT1 Class M2
8.43%, 09/25/07 (a)(b)	6,677	6,684
Merrill Lynch Mortgage Investors, Inc.
Series 2005-WM1N Class N1
5.00%, 09/25/35 (c)(d)	89	82
Series 2003-WWC3 Class M3
7.98%, 09/25/07 (a)(b)	1,021	899
Series 2003-WMC3 Class M4
9.51%, 09/25/07 (a)(b)	3,213	2,749
Morgan Stanley ABS Capital I
Series 2004-HE8 Class M1
6.15%, 09/25/07 (a)(b)(d)	19,810	18,427
Series 2003-HE3 Class M1
6.19%, 09/25/07 (a)(b)(d)	9,403	9,033
Series 2004-HE9 Class M4
6.51%, 09/25/07 (a)(b)(d)	15,000	13,130
Series 2003-NC6 Class M1
6.71%, 09/25/07 (a)(b)(d)	15,223	14,219
Series 2004-HE1 Class B2
7.41%, 09/25/07 (a)(b)(d)	1,627	464
New Century Home Equity Loan Trust
Series 2004-3 Class M1
6.13%, 09/25/07 (a)(b)(d)	10,523	10,093
Series 2003-3 Class M3
7.89%, 09/25/07 (a)(b)	1,940	1,709
Novastar Home Equity Loan
Series 2005-1 Class M4
6.19%, 09/25/07 (a)(b)(d)	8,000	7,154
Series 2003-4 Class M1
6.22%, 09/25/07 (a)(b)(d)	20,000	19,012

See financial notes 21

 Schwab YieldPlus Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Series 2003-2 Class M1
6.26%, 09/25/07 (a)(b)(d)	12,636	12,324
Series 2003-3 Class M1
6.26%, 09/25/07 (a)(b)(d)	21,066	20,212
Series 2003-3 Class M2
7.16%, 09/25/07 (a)(b)(d)	3,142	2,730
Series 2003-1 Class M2
7.51%, 09/25/07 (a)(b)(d)	2,962	2,755
Ocwen Advance Receivables Backed Notes
Series 2006-1A
5.34%, 11/24/15 (b)(c)(d)	30,000	22,500
ODIN CDO I (Cayman Islands) Ltd.
Series 1A Class B1U5
6.13%, 10/11/07 (a)(c)(d)	20,000	19,960
Option One Mortgage Loan Trust
Series 2004-2 Class M1
6.04%, 09/25/07 (a)(b)	7,000	6,721
Series 2003-2 Class M1
6.16%, 09/25/07 (a)(b)(d)	5,578	5,433
Series 2003-1 Class M1
6.41%, 09/25/07 (a)(b)(d)	5,465	5,213
Series 2004-1 Class M2
6.61%, 09/25/07 (a)(b)	3,361	3,122
Series 2004-1 Class M3
6.86%, 09/25/07 (a)(b)	1,309	1,138
Series 2003-1 Class M2
7.46%, 09/25/07 (a)(b)	87	79
Series 2002-6 Class M2
8.06%, 09/25/07 (a)(b)	38	24
Option One Mortgage Securities Corp NIM Trust
Series 2005-3A Class N1
5.44%, 08/26/35 (c)(d)	2,432	2,133
Park Place Securities NIM Trust
Series 2004-WHQ2 Class B
5.00%, 02/25/35 (c)	474	461
Park Place Securities, Inc.
Series 2004-MHQ1 Class M1
6.21%, 09/25/07 (a)(b)(d)	15,000	14,008
Pinnacle Capital Asset Trust
Series 2006-A Class B
5.51%, 09/25/09 (b)(c)(d)	21,000	20,954
Residential Asset Securities Corp.
Series 2004-KS2 Class M22
6.51%, 09/25/07 (a)(b)(d)	3,119	2,968
Series 2003-KS6 Class M2
7.76%, 09/25/07 (a)(b)(d)	1,284	1,101
Sail Net Interest Margin Notes
Series 2005-3A Class A
4.75%, 04/27/35 (c)(d)	252	229
Series 2003-12A Class A
7.35%, 11/27/33 (c)	22	—
Saxon Asset Securities Trust
Series 2004-1 Class M2
7.20%, 09/25/07 (a)(b)(d)	12,750	12,133
Specialty Underwriting & Residential Finance
Series 2004-BC1 Class M1
6.02%, 09/25/07 (a)(b)(d)	8,949	8,601
Structured Asset Investment Loan Trust
Series 2003-BC7 Class M2
7.26%, 09/25/07 (a)(b)(d)	4,200	3,950
Structured Asset Securities Corp.
Series 2005-WF1 Class A2
5.71%, 09/25/07 (a)(b)	401	400
Superior Wholesale Inventory Financing Trust
Series 2007-AE1 Class B
5.91%, 09/15/07 (a)(b)(d)	10,000	9,994
USXL Funding LLC
Series 2006-1A Class A
5.38%, 04/15/14 (b)(c)(d)(e)	34,504	34,625
WFS Financial Owner Trust
Series 2004-1 Class C
2.49%, 08/22/11 (b)	1,029	1,021

Total Asset-Backed Obligations (Cost $796,713)		748,178

Mortgage-Backed Securities 45.9% of net assets

Collateralized Mortgage Obligations 40.0%
ABN Amro Mortgage Corp.
Series 2003-7 Class A2
5.00%, 07/25/18 (b)(d)	1,140	1,119
Series 2003-9 Class A2
4.50%, 08/25/18 (b)(d)	4,312	4,211
Adjustable Rate Mortgage Trust
Series 2007-1 Class 4A1
5.95%, 09/01/07 (a)(b)(d)	47,636	47,642
Series 2005-7 Class 2AX
0.27%, 09/25/07 (a)(b)(d)	92,897	403
American Home Mortgage Investment Trust
Series 2007-A Class 13A1
6.10%, 07/20/10 (a)(b)(c)(d)	66,298	63,778
Series 2005-3 Class 2A3
4.99%, 08/25/10 (a)(b)(d)	25,000	24,418
Banc of America Alternative Loan Trust
Series 2005-5 Class 3CB1
6.00%, 06/25/35 (b)(d)	14,658	14,635
Banc of America Funding Corp.
Series 2006-A Class 3A1
5.89%, 09/20/07 (a)(b)(d)	73,540	73,419
Banc of America Mortgage Securities, Inc.
Series 2005-E Class 3A1
5.24%, 09/01/07 (a)(b)(d)	9,172	9,056
Series 2004-6 Class 2A7
5.50%, 07/25/34 (b)(d)	2,130	2,071
Bear Stearns Adjustable Rate Mortgage Trust
Series 2004-12 Class 1A1
4.18%, 09/01/07 (a)(b)	797	792
Series 2005-1 Class 3A1
5.18%, 09/01/07 (a)(b)(d)	12,507	12,371
Bear Stearns Alt-A Trust
Series 2006-1 Class 23A1
5.62%, 09/01/07 (a)(b)	1,176	1,170
Cendant Mortgage Corp.
Series 2003-9 Class 1A5
5.25%, 11/25/33 (b)(d)	14,285	14,138
Chase Mortgage Finance Corp.
Series 2007-A1 Class 10A1
4.91%, 09/01/07 (a)(d)	89,301	87,663
Series 2006-A1 Class 2A1
6.08%, 09/01/07 (a)(b)(d)	6,971	6,948
Series 2003-S14 2A2
5.00%, 01/25/34 (b)(d)	12,332	12,164

22 See financial notes

 Schwab YieldPlus Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Citicorp Mortgage Securities, Inc.
Series 2004-2 Class A1
5.00%, 03/25/34 (b)	15,571	15,291
Citigroup Mortgage Loan Trust, Inc.
Series 2006-AR3 Class 2A4A
5.90%, 09/01/07 (a)(b)	61,232	61,624
Series 2006-AR7 Class 1A4A
5.79%, 09/25/07 (a)(b)	57,669	57,429
Series 2007-AR4 Class 2A3A
5.72%, 01/28/10 (a)(b)(d)	51,308	50,990
Series 2006-AR5 Class 2A4A
6.45%, 03/31/10 (a)(b)(d)	8,842	8,945
Citimortgage Alternative Loan Trust
Series 2006-A7 Class 1A12
6.00%, 12/25/36 (b)(d)	36,263	36,351
Series 2007-A2 Class 1A13
5.75%, 02/25/37 (b)(d)	41,883	41,738
Countrywide Alternative Loan Trust
Series 2005-51 Class 3AB1
5.75%, 09/20/07 (a)(b)(d)	1,459	1,454
Series 2004-J7 Class 1A6
5.01%, 12/01/08 (a)(b)(d)	10,658	10,546
Series 2007-HY3 Class 1A1
5.99%, 02/25/12 (a)(b)(d)	37,194	36,855
Series 2004-30CB Class 1A15
5.50%, 08/25/16 (b)(d)	29,091	28,917
Series 2005-J1 Class 3A1
6.50%, 08/25/32 (b)(d)	8,302	8,370
Series 2003-21T1 Class A2
5.25%, 12/25/33 (b)	1,020	1,012
Series 2004-30CB Class 1A2
4.25%, 02/25/35 (b)(d)	3,458	3,410
Series 2005-1CB Class 1A1
5.00%, 03/25/35 (b)(d)	11,325	11,077
Series 2005-21CB Class A3
5.25%, 06/25/35 (b)(d)	52,558	51,230
Series 2005-75CB Class A3
5.50%, 01/25/36 (b)(d)	3,707	3,678
Series 2005-86CB Class A4
5.50%, 02/25/36 (b)(d)	60,828	59,976
Series 2006-23CB Class 1A5
6.00%, 08/25/36 (b)(d)	17,063	17,089
Series 2006-19CB Class A7
6.00%, 08/25/36 (b)(d)	36,493	36,565
Series 2006-32CB Class A10
6.00%, 11/25/36 (b)(d)	49,800	49,996
Series 2006-41 Class 2A14
6.00%, 01/25/37 (b)(d)	48,354	48,525
Series 2007-2CB Class 2A13
5.75%, 03/25/37 (b)(d)	45	45
Countrywide Home Loan
Series 2005-HYB2 Class 1A4
4.50%, 04/13/08 (a)(b)(d)	1,567	1,558
Series 2004-4 Class A3
4.50%, 05/25/34 (b)(d)	11,782	11,706
Series 2006-15 Class A1
6.25%, 10/25/36 (b)(d)	10,229	10,279
Series 2006-20 Class 1A36
5.75%, 02/25/37 (b)(d)	79,254	79,005
Series 2007-8 Class 1A16
6.00%, 01/25/38 (b)(d)	20,284	19,919
Credit Suisse Mortgage Capital Certificates
Series 2006-2 Class 3A1
6.50%, 03/25/36 (b)(d)	8,726	8,812
Series 2006-6 Class 1A8
6.00%, 07/25/36 (b)(d)	50,389	50,673
Series 2006-6 Class 1A12
6.00%, 07/25/36 (b)(d)	18,413	18,473
Series 2006-7 Class DX
7.00%, 08/25/36 (b)	4,752	871
Series 2007-2 Class 2A1
5.00%, 03/25/37 (b)(d)	50,054	49,421
Series 2007-3 Class AP
0.00%, 04/25/37 (b)	1,919	1,282
Series 2007-3 Class 4A1
5.00%, 04/25/37 (b)(d)	57,328	56,348
Series 2007-3 Class 3A1
5.00%, 04/25/37 (b)(d)	18,088	17,315
CS First Boston Mortgage Securities Corp.
Series 2004-AR3 Class 3A1
6.82%, 09/01/07 (a)(b)	7,111	7,167
Series 2002-AR28 Class 1A2
7.34%, 09/25/07 (a)(b)(d)	259	258
Series 2003-27 Class 5A2
5.25%, 01/25/18 (b)(d)	14,602	14,256
Series 2003-8 Class 3A3
5.50%, 04/25/33 (b)(d)	8,468	8,334
Series 2003-29 Class 1A1
6.50%, 12/25/33 (b)(d)	3,391	3,388
Series 2004-8 Class DX
6.00%, 12/25/34 (b)	3,069	630
Series 2005-10 Class DX2
6.00%, 11/25/35 (b)	9,066	1,883
Series 2005-12 Class 6A1
6.00%, 01/25/36 (b)	336	334
Deutsche Alternative Asset Securities, Inc.
Series 2006-AR5 Class 22A
5.50%, 10/25/21 (b)(d)	18,115	18,054
Series 2006-AR5 Class 23A
6.00%, 10/25/21 (b)(d)	33,744	33,965
Series 2005-6 Class 1A3
5.50%, 12/25/35 (b)(d)	31,299	31,166
Deutsche Mortgage Securities, Inc.
Series 2005-WF1 Class 1A1
5.07%, 09/01/07 (a)(b)(c)	2,686	2,671
Series 2004-3 Class 1A7
3.75%, 05/27/09 (a)(b)(d)	5,795	5,644
Fifth Third Mortgage Loan Trust
Series 2002-FTB1
7.30%, 09/01/07 (a)(b)(d)	493	493
Series 2002-FTB1 Class 2A1
5.68%, 09/19/07 (a)(b)(d)	1,263	1,261
First Horizon Alternative Mortgage Securities
Series 2006-FA1 Class 1A3
5.75%, 04/25/36 (b)(d)	38,865	38,608
First Horizon Asset Securities, Inc.
Series 2004-3 Class 1A1
5.25%, 06/25/34 (b)(d)	6,003	5,698
GMAC Mortgage Corp. Loan
Series 2003-AR1 Class A5
4.59%, 09/01/07 (a)(b)(d)	18,864	18,354
Series 2003-J7 Class A2
4.50%, 11/25/33 (b)(d)	11,383	11,116

See financial notes 23

 Schwab YieldPlus Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Series 2004-J3 Class A1
5.25%, 07/25/34 (b)(d)	10,971	10,825
GSR Mortgage Loan Trust
Series 2004-5 Class 3A2
4.70%, 09/01/07 (a)(b)(d)	21,888	21,536
Harborview Mortgage Loan Trust
Series 2006-6 Class X1
0.27%, 09/01/07 (a)(b)(d)	45,661	108
Indymac IMSC Mortgage Loan Trust
Series 2007-AR1 Class 1A1
6.03%, 09/01/07 (a)(b)	32,870	32,904
Indymac Index Mortgage Loan Trust
Series 2007-AR1 Class 2A1
5.72%, 09/01/07 (a)(b)(d)	54,291	54,029
Series 2007-AR7 Class 2A1
5.82%, 09/01/07 (a)(b)(d)	58,360	58,782
Series 2006-AR11 Class 3A1
5.84%, 09/01/07 (a)(b)	4,526	4,539
Series 2007-AR1 Class 3A1
5.99%, 09/01/07 (a)(b)(d)	124,402	125,273
Series 2007-AR5 Class 2A1
6.12%, 09/01/07 (a)(b)(d)	119,857	121,597
Series 2004-AR1 Class AX1
0.80%, 04/25/34 (b)(d)	48,700	8
JP Morgan Alternative Loan Trust
Series 2006-A1 Class 4A1
6.05%, 09/01/07 (a)(b)(d)	19,450	19,524
Series 2007-A1 Class 2A1
5.94%, 09/25/07 (a)(b)(d)	109,103	109,218
Series 2006-A4 Class A1
5.95%, 07/27/09 (a)(b)(d)	115,839	116,301
Series 2006-A5 Class 2A1
5.55%, 12/02/09 (a)(b)(d)	48,158	47,731
Series 2006-A6 Class 2A1
5.50%, 12/31/09 (a)(b)(d)	47,200	46,608
Series 2006-S1 Class 1A16
6.00%, 03/25/36 (b)(d)	22,686	22,823
JP Morgan Mortgage Trust
Series 2004-A3 Class SF3
4.59%, 09/01/07 (a)(b)(d)	77,329	75,429
Series 2005-A8 Class 6A2
5.14%, 09/01/07 (a)(b)(d)	9,249	9,175
Series 2006-A7 Class 2A4R
5.46%, 09/01/07 (a)(b)(d)	70,364	69,937
Series 2004-A6 Class 4A1
5.47%, 09/01/07 (a)(b)	4,098	4,044
Series 2007-A4 Class 1A1
5.49%, 09/01/07 (a)(b)	18,323	18,125
Series 2007-A2 Class 3A3
5.87%, 09/25/07 (a)(b)	6,165	6,309
Series 2006-S2 Class 2A1
5.00%, 07/25/36 (b)(d)	9,395	9,221
Series 2006-S2 Class 3A7
6.25%, 07/25/36 (b)	7,869	7,942
Lehman XS Trust
Series 2005-4 Class 2A1B
5.17%, 09/25/07 (a)(b)	2,364	2,345
Series 2007-5H Class 3A4
6.45%, 11/08/09 (a)(b)	23,375	23,172
MASTR Adjustable Rate Mortgage Trust
Series 2004-6 Class 5A1
4.71%, 09/01/07 (a)(b)	551	547
Series 2004-1 Class 4A2
4.89%, 09/01/07 (a)(b)	1,475	1,473
Series 2005-1 Class 5A1
4.94%, 09/01/07 (a)(b)	2,019	2,017
MASTR Asset Securitization Trust
Series 2003-7 Class 4A1
4.25%, 09/25/33 (b)	10,852	10,457
Series 2004-4 Class 2A1
5.00%, 04/25/34 (b)	13,790	13,627
Merrill Lynch Alternative Note Asset
Series 2007-AF1 Class AV1
5.68%, 09/25/07 (a)(b)	69,552	70,100
Series 2007-AF1 Class 2AF1
6.50%, 05/25/22 (b)	13,782	13,982
Series 2007-AF1 Class 1AF6
6.00%, 05/25/37 (b)	23,537	23,653
Merrill Lynch Mortgage Investors, Inc.
Series 2003-A2 Class 2A4
5.05%, 02/16/10 (a)(b)	14,048	13,583
MLCC Mortgage Investors, Inc.
Series 2004-HB1 Class A3
7.15%, 09/01/07 (a)(b)	4,339	4,378
Morgan Stanley Dean Witter Capital I
Series 2003-HYB1 Class A2
4.30%, 09/01/07 (a)(b)	3,253	3,266
Morgan Stanley Mortgage Loan Trust
Series 2006-1AR Class 3A
5.89%, 09/01/07 (a)(b)	22,766	22,647
Series 2007-11AR Class 1A1
6.29%, 09/01/07 (a)(b)	19,621	19,780
Series 2004-9 Class 2A
6.36%, 09/01/07 (a)(b)	8,389	8,463
Series 2007-6XS Class 1A2S
5.50%, 09/25/07 (a)(b)	30,575	30,326
Series 2007-3XS Class 1A2
5.62%, 09/25/07 (a)(b)(d)	33,148	33,032
Series 2005-2AR Class B1
6.01%, 09/25/07 (a)(b)(d)	27,996	27,772
Series 2007-8XS Class A1
5.75%, 11/18/10 (a)(b)	64,584	64,480
Series 2007-10XS Class A1
6.00%, 03/13/11 (a)(b)	46,284	45,995
Series 2006-7 Class 2A
6.00%, 06/25/21 (b)(d)	23,203	23,346
Series 2006-2 Class 4A
6.00%, 02/25/36 (b)(d)	4,634	4,580
Series 2006-2 Class 6A
6.50%, 02/25/36 (b)(d)	12,893	13,036
Prime Mortgage Trust
Series 2005-3 Class A4
4.75%, 08/25/20 (b)	539	518
Residential Accredit Loans, Inc.
Series 2004-QA3 Class NB21
4.47%, 09/01/07 (a)(b)(d)	4,297	4,258
Series 2006-QA1 Class A21
5.97%, 09/01/07 (a)(b)(d)	66,379	66,779
Series 2001-QS19 Class A2
6.00%, 12/25/16 (b)(d)	11,100	11,050
Series 2003-QS10 Class A13
4.25%, 05/25/33 (b)	9,363	8,904
Series 2005-QS7 Class A1
5.50%, 06/25/35 (b)	13,082	13,009

24 See financial notes

 Schwab YieldPlus Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Series 2006-QS3 Class 1A10
6.00%, 03/25/36 (b)(d)	8,412	8,472
Series 2006-QS11 Class 1A2
6.00%, 08/25/36 (b)	92,758	93,179
Series 2006-QS8 Class A1
6.00%, 08/25/36 (b)	228,770	229,793
Series 2006-QS16 Class A10
6.00%, 11/25/36 (b)	44,754	44,775
Residential Asset Mortgage Products, Inc.
Series 2004-SL2 Class A1
6.50%, 10/25/16 (b)	62	63
Residential Asset Securitization Trust
Series 2003-A11 Class A8
4.25%, 11/25/33 (b)	26,625	26,260
Series 2005-A8CB Class A11
6.00%, 07/25/35 (b)	2,587	2,574
Series 2006-A1 Class 3A2
6.00%, 04/25/36 (b)(d)	58,869	58,649
Series 2007-A1 Class A9
5.75%, 03/25/37 (b)	64,684	64,795
Series 2007-A1 Class A8
6.00%, 03/25/37 (b)	19,934	19,997
Residential Funding Mortgage Securities I
Series 2006-SA4 Class 3A1
5.84%, 09/01/07 (a)(b)(d)	22,105	21,984
Series 2003-S16 Class A2
4.50%, 09/25/18 (b)	2,672	2,547
Series 2003-S7 Class A17
4.00%, 05/25/33 (b)	452	422
Series 2005-S9 Class A5
5.75%, 12/25/35 (b)	7,909	7,925
Sequoia Mortgage Trust
Series 2007-1 Class 4A1
5.83%, 09/20/07 (a)(b)	23,822	23,720
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-20 Class 1A1
5.77%, 09/01/07 (a)(b)	12,397	12,349
Structured Asset Securities Corp.
Series 2003-40A Class 3A2
4.51%, 09/01/07 (a)(b)	1,750	1,727
Series 2003-24A Class 1A1
4.60%, 09/01/07 (a)(b)	996	1,010
Series 2006-RF3 Class 4A
5.60%, 09/25/07 (a)(b)(c)	9,742	9,657
Series 2005-10 Class 5A7
5.25%, 12/25/34 (b)	10,189	10,048
Series 2005-11H Class A2
5.00%, 06/25/35 (b)	37,965	36,961
Suntrust Adjustable Rate Mortgage Loan Trust
Series 2007-S1 Class 5A1
4.86%, 09/25/07 (a)(b)	54,770	52,203
TBW Mortgage Backed Pass Through Certificates
Series 2006-1 Class DX
6.00%, 04/25/36 (b)	4,713	973
WAMU Mortgage Pass-Through Certificates
Series 2007-HY5 Class 2A3
5.66%, 09/01/07 (a)(b)	87,135	86,804
Series 2007-HY7 Class 3A1
5.92%, 09/01/07 (a)(b)	167,987	167,131
Washington Mutual Alternative Mortgage Pass-Through Certificates
Series 2003-AR1 Class A6
4.47%, 09/01/07 (a)(b)(d)	1,251	1,246
Series 2007-1 Class 2A1
6.00%, 01/25/22 (b)	26,185	26,315
Series 2005-7 Class 3CB
6.50%, 08/25/35 (b)(d)	9,982	10,093
Series 2006-3 Class 3CB4
6.00%, 04/25/36 (b)(d)	33,781	33,838
Washington Mutual MSC Mortgage
Series 2002-MS7 Class CB2
5.92%, 09/01/07 (a)(b)	4,048	3,976
Wells Fargo Alternative Loan Trust
Series 2007-PA3 Class AIO
0.20%, 09/01/07 (a)(b)	848,738	3,227
Wells Fargo Mortgage Backed Securities Trust
Series 2004-Z Class 2AIO
0.21%, 09/01/07 (a)(b)(d)	63,866	183
Series 2003-0 Class 2A1
4.61%, 09/01/07 (a)(b)(d)	18,380	17,716
Series 2003-N Class 2A2
4.75%, 09/01/07 (a)(b)(d)	10,009	9,681
Series 2004-K Class 2A5
4.73%, 09/25/07 (a)(b)(d)	11,458	11,259
Series 2006-AR1 Class 2A4
5.55%, 09/25/07 (a)(b)(d)	52,453	51,547
Series 2003-5 Class A3
4.25%, 05/25/33 (b)	15,800	15,171

		4,286,886

Commercial Mortgage Backed Securities 0.8%
ACT Depositor Corp.
Series 2005-RR Class A1FL
5.91%, 09/22/07 (a)(b)(d)	9,999	9,976
WAMU Commercial Mortgage Security
Series 2007-SL2 Class A1
5.42%, 09/01/07 (a)(b)(c)(d)	44,525	43,668
Series 2007-SL3 Class A1
6.11%, 09/01/07 (a)	29,918	30,018

		83,662

U.S. Government Agency Mortgages 5.1%
Fannie Mae
6.03%, 09/01/07 (a)(d)	3,920	3,951
6.18%, 09/01/07 (a)(d)	5,793	5,859
7.11%, 09/01/07 (a)(d)	375	383
7.14%, 09/10/07 (a)(d)	324	327
7.38%, 10/01/07 (a)(d)	116	116
7.30%, 12/01/07 (a)	282	283
4.84%, 04/01/08 (a)	1,200	1,212
7.09%, 07/01/08 (a)(d)	135	137
3.75%, 12/25/17	2,353	2,249
5.00%, 06/25/18 (d)	14,316	1,638
4.00%, 06/25/23	13,223	12,603
4.00%, 09/25/31 (d)	3,359	3,230
4.50%, 04/25/33	9,473	9,019
4.50%, 05/25/33	8,738	8,384
4.00%, 07/25/33	12,692	12,103
Fannie Mae Interest Strip
0.00%, 07/01/36	47,852	36,304
Fannie Mae TBA
4.00%, 09/18/22	29,500	27,610
5.00%, 09/18/22	62,000	60,537
5.50%, 09/18/22	130,000	129,248

See financial notes 25

 Schwab YieldPlus Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

6.00%, 09/18/22	115,000	116,240
6.50%, 09/18/22	10,000	10,169
6.50%, 09/13/37	27,000	27,451
Freddie Mac
7.21%, 09/15/07 (a)(d)	457	460
7.38%, 10/01/07 (a)(d)	218	218
6.00%, 05/01/08 (d)	92	93
7.38%, 05/01/08 (a)(d)	441	450
5.45%, 06/17/09 (a)	189	190
5.50%, 08/01/11 (d)	367	367
7.00%, 03/01/12 (d)	1,045	1,075
9.30%, 11/15/20 (b)(d)	284	283
4.50%, 05/15/32	3,130	3,053
4.50%, 05/15/32 (b)	8,785	8,528
6.00%, 11/15/36 (b)	1,007	1,012
Freddie Mac TBA
5.50%, 09/18/22	12,500	12,428
6.00%, 09/18/22	46,000	46,467

		543,677
Total Mortgage-Backed Securities (Cost $4,921,593)		4,914,225

	Number	Value
Security	of Shares	($ x 1,000)

Preferred Stock 1.0% of net assets

Auction Rate Securities Trust (c)	50,000	2,650
Fresenius Medical Care Capital Trust II	3	3,384
Lehman Brothers CR - Bank of America, Series II (c) *	14,700	11,776
Lehman Brothers CR - Bank of America, Series III (c) *	13,300	10,655
Sovereign Real Estate Investment Trust (b)(c)	3,255	4,663
WoodBourne Pass-Through Trust (b)(c)	740,000	74,730

Total Preferred Stock (Cost $116,843)		107,858

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investments 9.6% of net assets

Commercial Paper & Other Obligations 9.2%
Atlantis Two Funding Corp.
6.30%, 09/04/07 (e)	50,000	49,974
Intesa Funding, L.L.C.
5.24%, 09/04/07 (e)	268,800	268,683
Nieuw Amsterdam Receivables Corp.
5.75%, 09/04/07 (e)	268,800	268,671
Rockies Express Pipeline
6.20%, 09/05/07	253,000	252,826
UBS Finance (Delaware), Inc.
5.15%, 09/04/07 (e)	115,949	115,899
Viacom, Inc.
6.60%, 09/04/07	25,000	24,986

		981,039

Repurchase Agreement 0.2%
Fixed Income Clearing Corp.
dated 08/31/07, due 09/04/07 at 4.95%, with a maturity value of $23,813 (fully collateralized by U.S. Government Agency Securities with a value of $24,280.)
	23,800	23,800

U.S. Treasury Obligation 0.2%
U.S. Treasury Bills
4.69%, 09/20/07	4,000	3,990
4.77%, 09/27/07	1,000	997
4.93%, 10/11/07	3,000	2,984
4.93%, 10/18/07	1,500	1,490
4.96%, 10/25/07	2,500	2,482
3.58%, 11/29/07	6,000	5,944

		17,887

Total Short-Term Investments (Cost $1,022,730)		1,022,726

End of Investments.

At 08/31/07 the tax basis cost of the fund’s investments was $11,331,819, and the unrealized appreciation and depreciation were $23,482 and ($254,303), respectively, with a net unrealized depreciation of ($230,821).

*	Non-income producing security.
(a)	Variable-rate security.
(b)	Callable security.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $1,812,603 or 16.9% of net assets.

(d)	All or a portion of this security is held as collateral for open futures contracts and short sales.

(e)	Credit-enhanced security.

Short Sales 0.8% of net assets

U.S. Government Agency Mortgages 0.8%
Fannie Mae TBA
6.00%, 10/11/37	8,500	8,488
6.50%, 09/13/37	27,000	27,452
6.50%, 10/11/37	49,000	49,727

Total Short Sales (Proceeds $85,499)		85,667

End of Short Sale Positions.

26 See financial notes

 Schwab YieldPlus Fund

Portfolio Holdings continued

In addition to the above, the fund held the following at 08/31/07. All numbers are x 1,000 except number of futures contracts.

		Unrealized
		Gains/
	Notional Amount	(Losses)
	(USD)	(USD)

Swap Agreements

Interest Rate Swaps
Receive variable rate payments of 3 month LIBOR, Pay fixed rate payments of 5.50%, expires 10/25/12, Barclays Bank plc	1,000,000	(23,313)

Receive variable rate payments of 3 month LIBOR, Pay fixed rate payments of 5.50%, expires 10/25/12, Lehman Brothers, Inc.	1,000,000	(21,770)

Receive variable rate payments of 3 month LIBOR, Pay fixed rate payments of 5.91%, expires 06/16/14, Lehman Brothers, Inc.	24,100	39

Receive variable rate payments of 3 month LIBOR, Pay fixed rate payments of 5.91%, expires 11/30/15, Lehman Brothers, Inc.	20,000	80

Net unrealized losses on Interest Rate Swaps		(44,964)

Credit Default Swaps - Purchased Protection
Bear Stearns Cos., Inc.
5.30% due 10/30/15, Pay fixed rate payments of 1.35%, expires 09/20/12, Barclays Bank plc	10,000	16

Credit Default Swaps - Sold Protection
Abitibi-Consolidated, Inc.
6.95% due 04/01/08, Receive fixed rate payments of 0.70%, expires 03/20/08, Goldman Sachs & Co..	10,000	(212)
Bear Stearns Cos., Inc.
5.30% due 10/30/15, Receive fixed rate payments of 1.40%, expires 09/20/08, Lehman Brothers, Inc.	10,000	16

Net unrealized losses on Credit Default Swaps		(180)

Total unrealized losses on swap agreements		(45,144)
Net premium received/paid		(3,317)

Swap agreements, at fair value		(48,461)

	Number of	Contract	Unrealized
	Contracts	Value	Gains

Futures Contracts
2 Years, Short, U.S. Treasury Note, expires 12/31/07	(5,300)	(1,092,628)	1,610
5 Years, Short, U.S. Treasury Note, expires 12/31/07	(2,137)	(228,025)	364

Net unrealized gains			1,974

See financial notes 27

 Schwab YieldPlus Fund

Statement of
Assets and Liabilities
As of August 31, 2007. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $11,330,696)		$11,100,998
Receivables:
Investments sold		263,761
Investments sold short		316,023
Interest		73,314
Deposits with broker for swaps		41,784
Fund shares sold		12,674
Due from brokers for futures		2,390
Dividends		718
Unrealized gains on swap agreements		151
Prepaid expenses	+	64

Total assets		11,811,877

Liabilities
Securities sold short, at value (proceeds $85,499)		85,667
Premium on swap agreements		3,317
Payables:
Investments bought		631,109
Investment adviser and administrator fees		268
Transfer agent and shareholder services fees		103
Covered short sales		250,892
Fund shares redeemed		62,302
Unrealized losses on swap agreements		45,295
Payable to custodian		31,810
Other		4,152
Distributions to shareholders		53
Accrued expenses	+	400

Total liabilities		1,115,368

Net Assets
Total assets		11,811,877
Total liabilities	−	1,115,368

Net assets		$10,696,509
Net Assets by Source
Capital received from investors		11,104,641
Net investment income not yet distributed		711
Net realized capital losses		(135,807)
Net unrealized capital losses		(273,036)

Net Asset Value (NAV) by Share Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$1,144,954		121,648		$9.41
Select Shares	$9,551,555		1,014,943		$9.41

28 See financial notes

 Schwab YieldPlus Fund

Statement of
Operations
For September 1, 2006 through August 31, 2007. All numbers are x 1,000.

Investment Income
Interest		$645,194
Dividends	+	9,040

Total Investment Income		654,234

Net Realized Gains and Losses
Net realized losses on investments		(64,003)
Net realized losses on futures contracts		(18,847)
Net realized gains on short sales		7,928
Net realized gains on swap agreements	+	671

Net realized losses		(74,251)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(220,070)
Net unrealized losses on short sales		(168)
Net unrealized losses on swap agreements		(45,144)
Net unrealized gains on futures contracts	+	5,868

Net unrealized losses		(259,514)

Expenses
Investment adviser and administrator fees		33,799
Transfer agent and shareholder service fees:
Investor Shares		2,745
Select Shares		10,085
Registration fees		1,598
Custodian fees		330
Portfolio accounting fees		324
Shareholder reports		280
Overdraft expense		169
Professional fees		111
Trustees’ fees		67
Other expenses	+	76

Total expenses		49,584
Custody credits	−	77
Expense reduction by adviser and Schwab	−	2

Net expenses		49,505

Increase in Net Assets from Operations
Total investment income		654,234
Net expenses	−	49,505

Net investment income		604,729
Net realized losses		(74,251)
Net unrealized losses	+	(259,514)

Increase in net assets from operations		$270,964

See financial notes 29

 Schwab YieldPlus Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		9/1/06-8/31/07	9/1/05-8/31/06
Net investment income		$604,729	$312,949
Net realized gains or losses		(74,251)	15,172
Net unrealized losses	+	(259,514)	(19,215)

Increase in net assets from operations		270,964	308,906

Distributions to Shareholders
Distributions from Net Investment Income
Investor Shares		58,154	35,864
Select Shares	+	549,141	279,674

Total distributions from net investment income		$607,295	$315,538

Transactions in Fund Shares

		9/1/06-8/31/07		9/1/05-8/31/06
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		111,827	$1,082,026	65,811	$635,962
Select Shares	+	1,141,775	11,048,039	660,037	6,376,927

Total shares sold		1,253,602	$12,130,065	725,848	$7,012,889

Shares Reinvested
Investor Shares		5,155	$49,725	3,159	$30,527
Select Shares	+	44,244	426,649	23,138	223,550

Total shares reinvested		49,399	$476,374	26,297	$254,077

Shares Redeemed
Investor Shares		(86,989)	($839,721)	(53,855)	($520,393)
Select Shares	+	(928,409)	(8,938,667)	(452,062)	(4,367,163)

Total shares redeemed		(1,015,398)	($9,778,388)	(505,917)	($4,887,556)

Net transactions in fund shares		287,603	$2,828,051	246,228	$2,379,410

Shares Outstanding and Net Assets

		9/1/06-8/31/07		9/1/05-8/31/06
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		848,988	$8,204,789	602,760	$5,832,011
Total increase	+	287,603	2,491,720	246,228	2,372,778

End of period		1,136,591	$10,696,509	848,988	$8,204,789

Net Investment income not yet distributed			$711		$839

30 See financial notes

Schwab Short-Term Bond Market Fundtm

Financial Statements

Financial Highlights

	9/1/06-	9/1/05-	9/1/04-	9/1/03-	9/1/02-
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03

Per Share Data($)

Net asset value at beginning of period	9.91	10.05	10.21	10.14	10.07

Income from investment operations:
Net investment income	0.49	0.42	0.30	0.28	0.34
Net realized and unrealized gains or losses	(0.07)	(0.14)	(0.13)	0.07	0.07

Total income from investment operations	0.42	0.28	0.17	0.35	0.41
Less distributions:
Distributions from net investment income	(0.49)	(0.42)	(0.31)	(0.28)	(0.34)
Distributions from net realized gains	—	—	(0.02)	—	—

Total distributions	(0.49)	(0.42)	(0.33)	(0.28)	(0.34)

Net asset value at end of period	9.84	9.91	10.05	10.21	10.14

Total return (%)	4.33	2.87	1.68	3.46	4.16

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.56 [1]	0.55	0.55	0.53	0.43
Gross operating expenses	0.58	0.57	0.57	0.57	0.58
Net investment income	4.94	4.18	3.00	2.69	3.34
Portfolio turnover rate	225	171	109	114	124
Net assets, end of period ($ x 1,000,000)	569	604	660	728	648
1 The ratio of net operating expenses would have been 0.55% if overdraft expenses had not been included.

See financial notes 31

 Schwab Short-Term Bond Market Fund

Portfolio Holdings as of August 31, 2007

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity date shown is the next interest rate change date.

			Cost	Value
Holdings by Category			($ x 1,000)	($ x 1,000)

21.6%		U.S. Government Securities	122,652	122,950
24.3%		Corporate Bonds	140,958	138,004
48.1%		Mortgage-Backed Securities	273,750	273,875
2.9%		Asset-Backed Obligations	16,825	16,584
0.5%		Preferred Stock	2,912	2,865
1.7%		Short-Term Investments	9,599	9,604

99.1%		Total Investments	566,696	563,882
(1	.2)%	Short Sales	(7,002)	(6,990)
11.1%		Collateral Invested for Securities on Loan	63,381	63,381
(9	.0)%	Other Assets and Liabilities		(51,288)

100.0%		Net Assets		568,985

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

U.S. Government Securities 21.6% of net assets

U.S. Government Agency Securities 13.9%
Fannie Mae
3.38%, 12/15/08	15,000	14,738
5.13%, 07/13/09	20,000	20,143
Federal Home Loan Bank
4.63%, 02/18/11 (e)	15,000	14,967
4.88%, 11/18/11	3,000	3,014
Freddie Mac
6.88%, 09/15/10 (e)	25,000	26,494

		79,356

U.S. Treasury Obligation 7.7%
U.S. Treasury Notes
4.63%, 07/31/09	20,000	20,170
3.50%, 02/15/10 (e)	13,000	12,794
4.50%, 05/15/10	500	505
4.63%, 07/31/12	966	982
4.13%, 08/31/12	7,100	7,061
10.38%, 11/15/12 (b)(e)	1,000	1,012
12.00%, 08/15/13 (b)(e)	1,000	1,070

		43,594

Total U.S. Government Securities (Cost $122,652)		122,950

Corporate Bonds 24.3% of net assets

Finance 15.2%

Banking 8.3%
AGFirst Farm Credit Bank
6.59%, 12/15/07 (a)(b)(c)(d)	1,500	1,515
Bank of Scotland
7.00%, 11/20/07 (a)(b)(c)(d)	1,495	1,502
BBVA Bancomer Capital Trust I
5.38%, 07/22/10 (a)(b)(c)(d)	2,000	2,013
BCI US Funding Trust
8.01%, 07/15/08 (a)(b)(c)(d)	1,100	1,126
BNP US Funding LLC
7.74%, 12/05/07 (a)(b)(c)(d)	5,000	5,039
Citibank Korea, Inc.
5.64%, 09/26/12	7,000	6,999
Deutsche Bank Capital Trust
7.16%, 09/28/07 (a)	8,000	8,270
PNC Preferred Funding Trust I
6.52%, 03/15/12 (a)(b)(c)(d)	2,000	2,006
RBS Capital Trust IV
6.16%, 09/28/07 (a)(b)(d)	4,000	3,845
SocGen Real Estate LLC
7.64%, 09/30/07 (a)(b)(c)	13,000	13,028
State Street Capital Trust IV
6.36%, 09/17/07 (a)(b)(d)	500	462
UBS Preferred Funding Trust I
8.62%, 10/01/10 (a)(b)	1,485	1,625

		47,430

Brokerage 1.5%
Lehman Brothers Holding Capital Trust VIII
6.37%, 11/30/07 (a)(b)(d)	3,000	2,696
Lehman Brothers Holdings E-Capital Trust I
6.29%, 11/19/07 (a)(b)(d)	2,000	1,971
Merrill Lynch & Co.
6.05%, 08/15/12	3,000	3,055
Morgan Stanley
5.75%, 08/31/12	1,000	1,000

		8,722

Finance Company 3.2%
Capmark Financial Group
6.03%, 11/13/07 (a)(b)(c)(d)	1,500	1,397
Countrywide Financial Corp.
5.63%, 09/19/07 (a)	500	465
Countrywide Home Loan
4.25%, 12/19/07 (e)	4,900	4,841
ILFC E-Capital Trust I
5.90%, 12/21/10 (a)(b)(c)(d)	2,000	1,969
Residential Capital LLC
Nt Fltg Rate
5.86%, 09/10/07 (a)(e)	4,800	4,086

32 See financial notes

 Schwab Short-Term Bond Market Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

8.69%, 10/17/07 (a)(b)(c)(d)	3,800	2,285
SLM Corp.
5.56%, 10/25/07 (a)	2,000	1,943
5.57%, 10/25/07 (a)	1,000	978

		17,964

Insurance 2.2%
AXA S.A.
5.96%, 09/04/07 (a)	4,600	4,606
Oil Insurance Ltd.
7.56%, 06/30/11 (a)(b)(c)(d)	1,000	1,043
Stoneheath RE
6.87%, 12/29/49	2,000	2,021
XL Financial Assurance Ltd. - Twin Reefs Pass-Through
6.35%, 09/10/07 (a)(b)(c)	1,000	1,003
ZFS Finance USA Trust I
6.15%, 12/15/10 (a)(b)(c)(d)	1,500	1,464
ZFS Finance USA Trust III
6.51%, 09/17/07 (a)(b)(c)(d)	2,500	2,381

		12,518

		86,634

Industrial 8.0%

Communications 2.7%
Alamosa Delaware, Inc.
8.50%, 01/31/12 (b)(d)	3,340	3,485
Comcast Cable Holdings LLC
9.80%, 02/01/12	630	728
Comcast Holdings Corp.
10.63%, 07/15/12 (d)	2,965	3,564
Rogers Wireless, Inc.
8.00%, 12/15/12 (b)(e)	2,400	2,533
Time Warner Entertainment Co.
10.15%, 05/01/12 (d)	2,000	2,368
US Unwired, Inc.
10.00%, 06/15/12 (b)(d)	2,450	2,632

		15,310

Consumer Cyclical 3.7%
CVS Caremark Corp.
6.30%, 12/01/07 (a)(b)(d)	3,000	2,901
D.R. Horton, Inc.
8.00%, 02/01/09 (e)	2,000	1,987
Ford Motor Credit Co.
8.11%, 10/15/07 (a)(d)	2,000	1,833
8.36%, 11/02/07 (a)(d)	3,750	3,754
KB Home
7.75%, 02/01/10 (b)(d)	1,000	950
Levi Strauss & Co.
12.25%, 12/15/12 (b)(d)	1,000	1,073
Seminole Tribe of Florida
5.80%, 10/01/13 (c)(d)	790	796
Toll Corp.
8.25%, 02/01/11 (b)(d)	6,665	6,398
8.25%, 12/01/11 (b)	1,545	1,493

		21,185

Energy 1.4%
Delek & Avner-Yam Tethys Ltd.
6.46%, 11/01/07 (a)(b)(c)(d)	1,356	1,354
Husky Oil Ltd.
8.90%, 08/15/08 (a)(b)(d)	2,000	2,074
Premcor Refining Group, Inc.
9.50%, 02/01/13 (b)(d)	4,000	4,224

		7,652

Transportation 0.2%
Yellow Roadway Corp.
6.93%, 11/15/07 (a)(b)(d)	1,000	997

		45,144

Utilities 1.1%

Electric 0.9%
CenterPoint Energy Resources Corp.
7.88%, 04/01/13 (b)(d)	2,974	3,254
Entergy Gulf States, Inc.
4.88%, 11/01/11 (b)(d)	2,000	1,942

		5,196

Natural Gas 0.2%
Williams Partners LP/Williams Partners Finance Corp.
7.50%, 06/15/11 (b)(d)	1,000	1,030

		6,226

Total Corporate Bonds (Cost $140,958)		138,004

Mortgage-Backed Securities 48.1% of net assets

Collateralized Mortgage Obligations 39.1%
American Home Mortgage Investment Trust
Ser 2004 3 Mtg Nt Cl Vi A3
4.48%, 09/25/07 (a)(b)(d)	490	488
Series 2005-1 Class 7A2
5.29%, 03/25/10 (a)(b)	5,106	4,994
Series 2007-A Class 13A1
6.10%, 07/20/10 (a)(b)(c)(d)	4,672	4,495
Series 2005-3 Class 2A3
4.99%, 08/25/10 (a)(b)(d)	10,000	9,767
Banc of America Funding Corp.
Series 2006 B Mtg Pass Ctf Cl 6a1
5.88%, 09/01/07 (a)(b)	1,343	1,346
Chase Mortgage Finance Corp.
Series 2006-A1 Class 2A1
6.08%, 09/01/07 (a)(b)(d)	17,428	17,370
Citicorp Mortgage Securities, Inc.
Series 2003-10 Class A4
4.50%, 11/25/18 (b)(d)	5,364	5,171
Series 2003-2 Class 2A2
5.25%, 02/25/33 (b)(d)	5,000	4,942
2004 4 Cl A3
5.25%, 06/25/34 (b)(d)	996	986
Citigroup Mortgage Loan Trust, Inc.
Series 2005 Wf2 Mtg Pass Ctf Cl Af4
4.96%, 09/01/07 (a)(b)(d)	690	676
Series 2003-1 Class WA1
6.50%, 06/25/16 (b)(d)	145	147
Countrywide Alternative Loan Trust
Series 2004-30CB Class 1A2
4.25%, 02/25/35 (b)(d)	4,217	4,159
Series 2005-J8 Class 1A3
5.50%, 07/25/35 (b)(d)	222	219

See financial notes 33

 Schwab Short-Term Bond Market Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Series 2006-41CB Class 1A3
6.00%, 01/25/37 (b)(d)	8,751	8,807
Countrywide Home Loans
Series 2003-8 Class A4
4.50%, 05/25/18 (b)(d)	6,668	6,518
GSR Mortgage Loan Trust
Series 2004-5 Class 3A2
4.70%, 09/01/07 (a)(b)(d)	5,000	4,920
Indymac Index Mortgage Loan Trust
Series 2007-AR1 Class 2A1
5.72%, 09/01/07 (a)(b)(d)	7,553	7,516
Series 2007-AR5 Class 2A1
6.12%, 09/01/07 (a)(b)(d)	14,383	14,592
JP Morgan Alternative Loan Trust
Series 2007-A1 Class 2A1
5.94%, 09/01/07 (a)(b)(d)	4,823	4,828
Series 2006-A5 Class 2A1
5.55%, 12/02/09 (a)(b)(d)	16,843	16,694
Series 2006-S1 Class 1A16
6.00%, 03/25/36 (b)(d)	6,018	6,054
JP Morgan Mortgage Trust
Series 2005-A8 Class 6A2
5.14%, 09/01/07 (a)(b)(d)	3,303	3,277
Series 2006-S2 Class 3A7
6.25%, 07/25/36 (b)(d)	4,165	4,204
MASTR Asset Securitization Trust
Series 2003-10 Class 2A1
4.50%, 11/25/13 (b)(d)	279	273
Merrill Lynch Alternative Note Asset
Series 2007-AF1 Class 1AF6
6.00%, 05/25/37 (b)(d)	9,753	9,801
Morgan Stanley Mortgage Loan Trust
Series 2007-6XS Class 1A2S
5.50%, 09/01/07 (a)(b)(d)	4,631	4,593
Series 2007-11AR Class 1A1
6.29%, 09/01/07 (a)(b)(d)	7,604	7,666
Series 2004-9 Class 2A
6.36%, 09/01/07 (a)(b)(d)	2,356	2,377
Series 2007-10XS Class A1
6.00%, 03/13/11 (a)(b)(d)	4,897	4,866
Residential Accredit Loans, Inc.
Series 2006-QA1 Class A21
5.97%, 09/01/07 (a)(b)(d)	5,158	5,189
Series 2006-QS8 Class A1
6.00%, 08/25/36 (b)	11,752	11,804
Series 2006-QS11 Class 1A2
6.00%, 08/25/36 (b)(d)	6,000	6,027
Residential Asset Securitization Trust
Series 2007-A1 Class A8
6.00%, 03/25/37 (b)	14,320	14,365
Structured Asset Securities Corp.
Series 2005-2XS Class 1A5A
4.72%, 09/01/07 (a)(b)(d)	5,000	4,775
Series 2005-10 Class 5A7
5.25%, 12/25/34 (b)(d)	5,000	4,931
WAMU Mortgage Pass-Through Certificates
Series 2007-HY7 Class 3A1
5.92%, 09/01/07 (a)(b)(d)	9,882	9,831
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR11 Class A4
5.52%, 09/01/07 (a)(b)(d)	4,078	4,048

		222,716

Commercial Mortgage Backed Securities 6.9%
ACT Depositor Corp.
Series 2005-RR Class A1FL
5.80%, 09/24/07 (a)(b)(d)	3,999	3,991
Countrywide Alternative Loan Trust
Series 2003 16 Mtg Pass Ctf Cl A2
5.00%, 06/25/33 (b)(d)	110	110
Countrywide Home Loans
Series 2005 Hyb1 Chl Mtg Pass Cl 4a1
5.15%, 09/01/07 (a)(b)(d)	248	246
Morgan Stanley Mortgage Loan Trust
Series 2004 1 Mtg Ctf Cl 1 A 8
4.75%, 11/25/18 (b)(d)	1,443	1,424
Nomura Asset Acceptance Corp.
Series 2004 Ar1 Mtg Pthru Ctf Cl Iv A
7.42%, 09/01/07 (a)(b)	5,608	5,737
Opteum Mortgage Acceptance Corp.
Series 2005 5 Asset Bkd Ctf Cl Ii A1a
5.47%, 09/01/07 (a)(b)(d)	81	81
Residential Asset Securitization Trust
Series 2007 A7 Cl A5
6.00%, 07/25/37 (b)(d)	6,026	6,053
WAMU Commercial Mortgage Security
Series 2007-SL2 Class A1
5.42%, 09/01/07 (a)(b)(c)(d)	5,937	5,822
Series 2007-SL3 Class A1
6.11%, 09/01/07 (a)(d)	14,959	15,009
Wells Fargo Mortgage Backed Securities Trust
Series 2006 2 Mtgcl li A 3
5.50%, 03/25/36 (b)	702	697

		39,170

U.S. Government Agency Mortgages 2.1%
Fannie Mae
4.00%, 04/01/14	2,564	2,494
4.50%, 06/01/14	1,565	1,541
Fannie Mae TBA
5.50%, 09/18/22	8,000	7,954

		11,989

Total Mortgage-Backed Securities (Cost $273,750)		273,875

Asset-Backed Obligations 2.9% of net assets
ACE Securities Corp.
Series 2004-HE1 Class M1
6.01%, 09/25/07 (a)(b)	584	574
Argent Securities, Inc.
Series 2004-W6 Class M2
6.71%, 09/25/07 (a)(b)	1,000	856
Aria CDO I (Jersey) Ltd.
Series 1A-3 Class B1U5
6.44%, 10/07/07 (a)(b)(c)(d)	4,000	4,000
Capital One Auto Finance Trust
Series 2007-A Class A3A
5.25%, 08/15/11 (b)(d)	5,000	4,991
Fremont Home Loan Trust
Series 2003-B Class M2
7.13%, 09/25/07 (a)(b)(d)	1,455	1,420

34 See financial notes

 Schwab Short-Term Bond Market Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Long Beach Mortgage Loan Trust
Series 2003-4 Class M3
7.66%, 09/25/07 (a)(b)(d)	1,063	896
USXL Funding LLC
Series 2006-1A Class A
5.38%, 04/15/14 (b)(c)(d)(f)	3,834	3,847

Total Asset-Backed Obligations (Cost $16,825)		16,584

	Number	Value
Security	of Shares	($ x 1,000)

Preferred Stock 0.5% of net assets
Sovereign Real Estate Investment Trust (c)	2,000	2,865

Total Preferred Stock (Cost $2,912)		2,865

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investments 1.7% of net assets

Commercial Paper & Other Obligations 1.4%
Atlantis Two Funding Corp.
6.25%, 09/04/07 (f)	8,000	8,000

Repurchase Agreement 0.1%
Fixed Income Clearing Corp.
dated 08/31/07, due 09/04/07 at 4.95%, with a maturity value of $661 (fully collateralized by Federal Home Loan Mortgage Corporation with a value of $682).	661	661

U.S. Treasury Obligation 0.2%
U.S. Treasury Bills
4.81%, 10/18/07	200	199
4.84%, 10/25/07	150	149
4.78%, 11/08/07	200	199
3.50%, 11/29/07	400	396

		943

Total Short-Term Investments (Cost $9,599)		9,604

End of Investments.

At 08/31/07, the tax basis cost of the fund’s investments was $566,696, and the unrealized appreciation and depreciation were $2,046 and ($4,860) respectively, with a net unrealized depreciation of ($2,814).

(a)	Variable-rate security.
(b)	Callable security.

(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $60,949 or 10.7% of net assets.

(d)	All or a portion of this security is held as collateral for open futures contracts and short sales.
(e)	All or a portion of this security is on loan.
(f)	Credit-enhanced security.

Short Sales 1.2% of net assets

U.S. Government Agency Mortgages 1.2%
Fannie Mae TBA
6.00%, 10/11/37	7,000	6,990

Total Short Sales (Proceeds $7,002)		6,990

End of Short Sale Positions.

	Number	Value
Security	of Shares	($ x 1,000)

Collateral Invested for Securities on Loan 11.1% of net assets
State Street Navigator Lending Prime Portfolio	63,381,283	63,381

End of collateral invested for securities on loan.

In addition to the above, the fund held the following at 08/31/07. All numbers are x1,000 except number of futures contracts.

		Unrealized
	Notional Amount	Losses
	(USD)	(USD)

Swap Agreements

Interest Rate Swaps
Receive variable rate payments of 3 month Libor, Pay fixed rate payments of 5.50%, expires 10/25/12, Lehman Brothers, Inc.	50,000	(1,089)

Credit Default Swaps - Sold Protection
Bear Stearns Cos., Inc.
5.30% due 10/30/15, Receive fixed rate payments of 1.15%, expires 09/20/08, Barclays Bank plc	3,000	(3)

Total unrealized losses on swap agreements		(1,092)

Net premium received/paid		(121)

Swap Agreements, at fair value		(1,213)

See financial notes 35

 Schwab Short-Term Bond Market Fund

Portfolio Holdings continued

	Number of	Contract	Unrealized
	Contracts	Value	Gains

Futures Contracts
2 Years, Long, U.S. Treasury Note expires 12/31/07	267	55,044	36
5 Years, Long, U.S. Treasury Note, expires 12/31/07	1,050	112,038	456

Net unrealized gains			492

36 See financial notes

 Schwab Short-Term Bond Market Fund

Statement of
Assets and Liabilities
As of August 31, 2007. All numbers are x 1,000 except NAV.

Assets
Investments, at value including $61,244 of securities on loan (cost $566,696)		$563,882
Collateral invested for securities on loan		63,381
Cash		4,586
Receivables:
Investments sold		81,266
Investments sold short		38,963
Interest		4,856
Fund shares sold		2,390
Dividends		82
Income from securities on loan		21
Prepaid expenses	+	3

Total assets		759,430

Liabilities
Securities sold short, at value (proceeds $7,002)		6,990
Premium on swap agreements		121
Collateral held for securities on loan		63,381
Payables:
Investments bought		85,206
Investment adviser and administrator fees		12
Transfer agent and shareholder services fees		11
Covered short sales		32,005
Fund shares redeemed		1,213
Unrealized losses on swap agreements		1,092
Due to brokers for futures		371
Distributions to shareholders		1
Accrued expenses	+	42

Total liabilities		190,445

Net Assets
Total assets		759,430
Total liabilities	−	190,445

Net assets		$568,985
Net Assets by Source
Capital received from investors		588,922
Net investment income not yet distributed		18
Net realized capital losses		(16,553)
Net unrealized capital losses		(3,402)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$568,985		57,806		$9.84

See financial notes 37

 Schwab Short-Term Bond Market Fund

Statement of
Operations
For September 1, 2006 through August 31, 2007. All numbers are x 1,000.

Investment Income
Interest		$31,953
Dividends		257
Securities on loan	+	97

Total Investment Income		32,307

Net Realized Gains and Losses
Net realized losses on investments		(2,164)
Net realized losses on short sales		(65)
Net realized gains on futures contracts		441
Net realized gains on swap agreements	+	72

Net realized losses		(1,716)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(976)
Net unrealized gains on short sales		12
Net unrealized gains on futures contracts		405
Net unrealized losses on swap agreements	+	(1,092)

Net unrealized losses		(1,651)

Expenses
Investment adviser and administrator fees		1,694
Transfer agent and shareholder service fees		1,471
Portfolio accounting fees		59
Registration fees		52
Shareholder reports		42
Professional fees		38
Overdraft expense		35
Custodian fees		29
Trustees’ fees		12
Other expenses	+	5

Total expenses		3,437
Expense reduction by adviser and Schwab	−	167
Custody credits	−	2

Net expenses		3,268

Increase in Net Assets From Operations
Total investment income		32,307
Net expenses	−	3,268

Net investment income		29,039
Net realized losses		(1,716)
Net unrealized losses	+	(1,651)

Increase in net assets from operations		$25,672

38 See financial notes

 Schwab Short-Term Bond Market Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		9/1/06-8/31/07	9/1/05-8/31/06
Net investment income		$29,039	$25,654
Net realized losses		(1,716)	(9,747)
Net unrealized gains or losses	+	(1,651)	710

Increase in net assets from operations		25,672	16,617

Distributions to Shareholders
Distributions from net investment income		$29,177	$25,878

Transactions in Fund Shares

		9/1/06-8/31/07		9/1/05-8/31/06
		SHARES	VALUE	SHARES	VALUE
Shares sold		18,786	$186,261	16,711	$165,441
Shares reinvested		2,183	21,655	2,013	19,918
Shares redeemed	+	(24,087)	(238,940)	(23,465)	(232,462)

Net transactions in fund shares		(3,118)	($31,024)	(4,741)	($47,103)

Shares Outstanding and Net Assets

		9/1/06-8/31/07		9/1/05-8/31/06
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		60,924	$603,514	65,665	$659,878
Total decrease	+	(3,118)	(34,529)	(4,741)	(56,364)

End of period		57,806	$568,985	60,924	$603,514

Net investment income not yet distributed			$18		$19

See financial notes 39

Schwab Total Bond Market Fundtm

Financial Statements

Financial Highlights

	9/1/06-	9/1/05-	9/1/04-	9/1/03-	9/1/02-
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03

Per—Share Data ($)

Net asset value at beginning of period	9.76	10.10	10.15	10.20	10.22

Income from investment operations:
Net investment income	0.51	0.47	0.35	0.31	0.34
Net realized and unrealized gains or losses	(0.04)	(0.31)	0.08	0.32	0.10

Total income from investment operations	0.47	0.16	0.43	0.63	0.44
Less distributions:
Distributions from net investment income	(0.51)	(0.47)	(0.36)	(0.33)	(0.37)
Distributions from net realized gains	—	(0.03)	(0.12)	(0.35)	(0.09)

Total distributions	(0.51)	(0.50)	(0.48)	(0.68)	(0.46)

Net asset value at end of period	9.72	9.76	10.10	10.15	10.20

Total return (%)	4.90	1.66	4.31	6.37	4.37

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.53	0.53	0.54	0.52	0.43
Gross operating expenses	0.53	0.53	0.54	0.54	0.54
Net investment income	5.16	4.68	3.49	3.08	3.36
Portfolio turnover rate	311	221	221	223	121
Net assets, end of period ($ x 1,000,000)	1,534	1,233	1,195	1,042	1,025

40 See financial notes

 Schwab Total Bond Market Fund

Portfolio Holdings as of August 31, 2007

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity date shown is the next interest rate change date.

			Cost	Value
Holdings by Category			($ x 1,000)	($ x 1,000)

70.7%		Mortgage-Backed Securities	1,082,369	1,084,220
29.1%		Corporate Bonds	456,890	446,460
10.2%		U.S. Government Securities	152,005	156,449
1.1%		Asset-Backed Obligations	16,565	16,047
1.2%		Preferred Stock	18,119	18,309
3.9%		Short-Term Investments	60,293	60,324

116.2%		Total Investments	1,786,241	1,781,809
(2	.8)%	Short Sales	(42,389)	(42,424)
9.7%		Collateral Invested for Securities on Loan	147,906	147,906
(23	.1)%	Other Assets and Liabilities		(353,616)

100.0%		Net Assets		1,533,675

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Mortgage-Backed Securities 70.7% of net assets

Collateralized Mortgage Obligations 37.0%
ABN Amro Mortgage Corp.
Series 2003-7 Class A2
5.00%, 07/25/18 (b)(d)	165	162
American Home Mortgage Investment Trust
Series 2005-1 Class 7A2
5.29%, 03/25/10 (a)(b)(d)	15,093	14,760
Series 2007-A Class 13A1
6.10%, 07/20/10 (a)(b)(c)(d)	9,345	8,990
Banc of America Alternative Loan Trust
Series 2003-11 Class 15I0
0.35%, 09/01/07 (a)(b)(d)	41,166	447
Series 2006-4 Class 3CB6
6.00%, 05/25/46 (b)(d)	10,492	10,494
Banc of America Funding Corp.
Series 2006-E Class 2A1
5.83%, 09/01/07 (a)(b)(d)	4,542	4,517
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-8 Class 5A
4.41%, 09/01/07 (a)(b)(d)	7,666	7,604
Chase Mortgage Finance Corp.
Series 2007-A1 Class 10A1
4.91%, 09/01/07 (a)(d)	14,100	13,842
Series 2006-A1 Class 2A1
6.08%, 09/01/07 (a)(b)(d)	10,457	10,422
Series 2005-S1 Class 2A1
5.00%, 05/25/35 (b)(d)	7,272	7,107
Citicorp Mortgage Securities, Inc.
Series 2003-10 Class A4
4.50%, 11/25/18 (b)	805	776
Series 2003-2 Class 2A2
5.25%, 02/25/33 (b)(d)	5,291	5,230
Series 2003-11 Class 1A4
5.25%, 12/25/33 (b)(d)	1,000	967
Countrywide Alternative Loan Trust
Series 2004-30CB Class 1A2
4.25%, 02/25/35 (b)(d)	3,514	3,466
Series 2007-3T1 Class 1A9
6.00%, 04/25/37 (b)	20,000	19,158
Series 2007-19 Class 1A8
6.00%, 07/25/37 (b)(d)	9,787	9,749
Countrywide Home Loan Mortgage Pass Through Trust
Series 2003-56 Class 4A2
4.93%, 09/01/07 (a)(b)	7,047	6,948
Series 2003-J6 Class 1A1
5.50%, 08/25/33 (b)(d)	4,095	3,978
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2007-5 Class A5
5.75%, 05/25/37 (b)(d)	20,045	19,055
Credit Suisse Mortgage Capital Certificates
Series 2006-8 Class AP
0.0, 10/25/21 (b)	185	140
Series 2006-5 Class DX
6.50%, 06/25/36 (b)(d)	10,341	2,031
Series 2006-9 Class 5A1
5.50%, 11/25/36 (b)(d)	27,283	26,435
CS First Boston Mortgage Securities Corp.
Series 2004-5 Class 5A1
5.00%, 08/25/19 (b)	3,581	3,469
Series 2005-6 Class 8A1
4.50%, 07/25/20 (b)(d)	11,016	10,591
Series 2003-8 Class 4PPA
5.75%, 04/22/33 (b)	532	522
CSAB Mortgage Backed Trust
Series 2007-1 Class 2A5
5.50%, 12/25/37 (b)(d)	27,239	25,643
Deutsche Alternative Asset Securities, Inc.
Series 2006-AR5 Class 22A
5.50%, 10/25/21 (b)(d)	8,665	8,636
Series 2006-AR5 Class 23A
6.00%, 10/25/21 (b)(d)	12,332	12,413
Series 2005-6 Class 1A3
5.50%, 12/25/35 (b)(d)	9,854	9,812
First Horizon Asset Securities, Inc.
Series 2003-8 Class 1A31
4.00%, 09/24/22 (a)(b)	400	396
Series 2003-3 Class 1A2
4.20%, 05/25/33 (b)(d)	5,758	5,664

See financial notes 41

 Schwab Total Bond Market Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

GSAA Home Equity Trust
Series 2004-NC1 Class AF6
4.76%, 06/28/11 (a)(b)(d)	7,000	6,875
GSR Mortgage Loan Trust
Series 2004-5 Class 3A2
4.70%, 09/01/07 (a)(b)(d)	10,000	9,839
Indymac Index Mortgage Loan Trust
Series 2007-AR1 Class 2A1
5.71%, 09/01/07 (a)(b)(d)	11,329	11,274
Series 2007-AR5 Class 2A1
6.12%, 09/01/07 (a)(b)(d)	9,589	9,728
JP Morgan Alternative Loan Trust
Series 2007-A1 Class 2A1
5.94%, 09/01/07 (a)(b)(d)	9,645	9,655
Series 2006-A5 Class 2A1
5.55%, 12/02/09 (a)(b)(d)	15,159	15,024
Series 2006-S1 Class 1A16
6.00%, 03/25/36 (b)(d)	12,035	12,108
JP Morgan Mortgage Trust
Series 2007-A1 Class 6A1
4.78%, 09/01/07 (a)(b)(d)	14,113	13,854
Series 2005-A8 Class 6A2
5.14%, 09/01/07 (a)(b)(d)	3,303	3,277
Series 2007-A2 Class 3A3
5.87%, 09/01/07 (a)(b)(d)	50,000	51,170
Series 2006-S2 Class 2A1
5.00%, 07/25/36 (b)(d)	8,630	8,469
Series 2006-S2 Class 3A7
6.25%, 07/25/36 (b)(d)	8,330	8,408
Lehman Mortgage Trust
Series 2006-1 Class 1A4
5.50%, 02/25/36 (b)	5,424	4,382
MASTR Seasoned Securities Trust
Series 2005-1 Class 2A1
6.20%, 09/01/07 (a)(b)(d)	898	908
Morgan Stanley Mortgage Loan Trust
Series 2007-6XS Class 1A2S
5.50%, 09/01/07 (a)(b)(d)	9,261	9,186
Series 2004-9 Class 1A
6.15%, 09/01/07 (a)(b)(d)	465	466
Series 2007-10XS Class A1
6.00%, 03/13/11 (a)(b)(d)	9,793	9,732
Series 2006-2 Class 4A
6.00%, 02/25/36 (b)(d)	11,399	11,266
Series 2006-2 Class 6A
6.50%, 02/25/36 (b)(d)	6,488	6,561
Residential Accredit Loans, Inc.
Series 2006-QA1 Class A21
5.97%, 09/01/07 (a)(b)(d)	10,316	10,378
Series 2006-QS11 Class 1A2
6.00%, 08/25/36 (b)(d)	12,000	12,055
Series 2006-QS8 Class A1
6.00%, 08/25/36 (b)	19,587	19,674
Residential Asset Securitization Trust
Series 2007-A1 Class A8
6.00%, 03/25/37 (b)	30,430	30,526
Sequoia Mortgage Trust
Series 2004-4 Class B1
6.04%, 09/20/07 (a)(b)(d)	2,357	2,356
Series 2004-4 Class B2
6.44%, 09/20/07 (a)(b)(d)	1,885	1,884
Structured Asset Securities Corp.
Series 2005-2XS Class 1A5A
4.72%, 09/25/07 (a)(b)(d)	5,000	4,775
Series 2003-20 Class 2A3
4.50%, 07/25/18 (b)(d)	859	777
Series 2002-AL1 Class A2
3.45%, 02/25/32 (b)(d)	1,547	1,353
WAMU Mortgage Pass-Through Certificates
Series 2007-HY7 Class 3A1
5.92%, 09/01/07 (a)(b)(d)	19,763	19,662
Wells Fargo Mortgage Backed Securities Trust
Series 2003-J Class 2A7
4.45%, 09/01/07 (a)(b)	4,285	4,151
Series 2003-J Class 1A4
4.61%, 09/01/07 (a)(b)	5,000	4,819

		568,016

Commercial Mortgage Backed Securities 5.7%
ACT Depositor Corp.
Series 2005-RR Class A1FL
5.80%, 09/22/07 (a)(b)(d)	10,999	10,974
Banc of America Commercial Mortgage, Inc.
Series 2006-1 Class A2
5.33%, 01/17/11 (a)(b)(d)	9,000	8,976
Series 2007-1 Class A4
5.45%, 01/15/49 (b)(d)	27,000	26,456
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1 Class A3
5.40%, 09/04/07 (a)(b)	5,000	4,942
Credit Suisse Mortgage Capital Certificates
Series 2006-C1 Class A2
5.51%, 08/14/10 (a)(b)(d)	7,000	7,017
WAMU Commercial Mortgage Security
Series 2007-SL2 Class A1
5.42%, 09/01/07 (a)(b)(c)(d)	13,852	13,585
Series 2007-SL3 Class A1
6.11%, 09/01/07 (a)(d)	14,959	15,009

		86,959

U.S. Government Agency Mortgages 28.0%
Fannie Mae
5.57%, 09/01/07 (a)	2,779	2,732
5.60%, 09/01/07 (a)	1,430	1,406
5.79%, 09/01/07 (a)	2,971	2,950
5.79%, 09/01/07 (a)	2,687	2,660
6.00%, 09/01/07 (a)	14,796	14,834
6.61%, 09/01/07 (a)	2,867	2,897
5.50%, 12/01/13 to 03/01/35 (d)	53,269	52,314
6.00%, 11/01/16 (d)	2,461	2,493
4.00%, 07/01/18 (d)	4,445	4,189
5.00%, 07/01/19 (d)	612	598
5.50%, 09/01/19 (d)	3,922	3,904
6.00%, 10/01/21 (d)	6,135	6,203
6.50%, 09/01/22 to 12/01/34 (d)	10,842	11,085
5.00%, 07/01/23 to 06/01/36	1,292	1,248
4.50%, 08/01/23 to 02/01/26	21,703	20,536
7.50%, 01/01/33 (d)	1,501	1,569

42 See financial notes

 Schwab Total Bond Market Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

6.50%, 11/01/36	1	1
Fannie Mae Interest Strip
0.00%, 07/01/36	10,162	7,709
Fannie Mae REMICS
3.75%, 05/25/30 (d)	1,220	1,152
Fannie Mae TBA
4.00%, 09/18/22	37,500	35,098
4.50%, 09/18/22	9,000	8,651
6.00%, 09/18/22	34,500	34,872
5.00%, 09/13/37	101,500	96,473
5.50%, 09/13/37	34,000	33,208
6.00%, 09/13/37	15,000	14,984
Freddie Mac
5.45%, 11/01/10 (a)	17,888	17,944
6.00%, 04/01/15 to 12/01/32 (d)	6,872	6,929
6.50%, 03/01/32 (d)	3,077	3,144
Freddie Mac REMICS
4.00%, 02/15/17 (b)	—	—
4.00%, 11/15/20 (b)(d)	2,335	2,275
3.50%, 03/15/33 (b)	761	701
Freddie Mac Strips
0.00%, 06/01/31 (d)	3,941	3,054
Ginnie Mae
7.50%, 03/15/32 (d)	794	833
7.00%, 06/15/33 (d)	1,975	2,075
5.50%, 05/20/35 (d)	3,196	3,138
6.00%, 12/15/36 to 02/15/37	4,262	4,284
Ginnie Mae TBA
6.00%, 09/19/37	21,000	21,102

		429,245

Total Mortgage-Backed Securities (Cost $1,082,369)		1,084,220

Corporate Bonds 29.1% of net assets

Finance 19.4%

Banking 9.4%
AGFirst Farm Credit Bank
6.59%, 12/15/07 (a)(b)(c)(d)	3,500	3,535
Bank of America NA
5.66%, 09/17/07 (a)(d)	5,000	4,921
Barclays Bank PLC
5.93%, 12/15/16 (a)(b)(c)(d)	5,000	4,746
BBVA Bancomer Capital Trust I
5.38%, 07/22/10 (a)(b)(c)(d)	3,000	3,019
BNP US Funding LLC
7.74%, 12/05/07 (a)(b)(c)	13,651	13,758
Citibank Korea, Inc.
5.64%, 09/26/07 (a)(b)	18,300	18,296
Citigroup Inc
6.00%, 08/15/17 (d)	20,000	20,282
Deutsche Bank Capital Trust
7.16%, 09/28/07 (a)	10,200	10,545
Fleet Capital Trust V
6.36%, 09/18/07 (a)(b)(d)	5,000	4,635
Highmark, Inc.
6.80%, 08/15/13 (b)(c)(d)	4,000	4,244
JP Morgan Chase Capital XIII
6.31%, 09/28/07 (a)(b)(d)	2,000	1,851
PNC Preferred Funding Trust I
6.52%, 03/15/12 (a)(b)(c)(d)	4,000	4,013
RBS Capital Trust IV
6.16%, 09/28/07 (a)(b)(d)	7,000	6,728
Resona Preferred Global Securities
7.19%, 07/30/15 (a)(b)(c)(d)	3,000	3,021
SocGen Real Estate LLC
7.64%, 09/30/07 (a)(b)(c)(d)	35,865	35,941
State Street Capital Trust IV
6.36%, 09/17/07 (a)(b)(d)	1,500	1,386
UBS Preferred Funding Trust I
8.62%, 10/01/10 (a)(b)	3,000	3,283

		144,204

Brokerage 1.3%
Janus Capital Group, Inc.
6.25%, 06/15/12 (b)	2,000	2,029
Lehman Brothers Holding Capital Trust V
6.37%, 11/30/07 (a)(b)	7,000	6,292
Merrill Lynch & Co., Inc.
6.40%, 08/28/17	7,000	7,147
Morgan Stanley
5.75%, 08/31/12	4,000	3,999

		19,467

Finance Company 4.9%
Capital One Capital III
7.69%, 08/15/36 (d)	7,000	6,499
Capmark Financial Group
6.03%, 11/13/07 (a)(b)(c)	3,500	3,259
Countrywide Financial Corp.
5.63%, 09/19/07 (a)	1,730	1,610
Countrywide Home Loan
4.25%, 12/19/07 (e)	11,975	11,832
General Electric Capital Corp.
5.56%, 10/09/07 (a)(d)	5,000	4,942
5.74%, 11/05/07 (a)(d)	2,000	1,989
GMAC LLC
4.38%, 12/10/07	500	494
HSBC Finance Capital Trust IX
5.91%, 11/30/15 (a)(b)(d)	5,850	5,554
ILFC E-Capital Trust I
5.90%, 12/21/10 (a)(b)(c)(d)	3,000	2,953
iStar Financial, Inc.
5.75%, 09/03/07 (a)(d)	2,000	1,982
Residential Capital LLC
5.86%, 09/10/07 (a)	13,200	11,236
8.69%, 10/17/07 (a)(b)(c)(d)	8,400	5,050
SLM Corp.
5.56%, 10/25/07 (a)(d)	3,350	3,254
5.57%, 10/25/07 (a)	15,595	15,257

		75,911

Insurance 3.6%
American International Group
6.25%, 03/15/37 (b)(d)	3,000	2,786
Assured Guaranty US Holdings, Inc.
6.40%, 12/15/16 (a)(b)(d)	2,000	1,916
AXA SA
5.96%, 09/04/07 (a)(b)	30,000	30,038
6.38%, 12/14/36 (a)(b)(c)(d)	2,000	1,808

See financial notes 43

 Schwab Total Bond Market Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Liberty Mutual Group, Inc.
7.80%, 03/15/37 (b)(c)(d)	4,700	4,202
Oil Insurance Ltd.
7.56%, 06/30/11 (a)(b)(c)(d)	4,000	4,172
Stoneheath RE
6.87%, 10/15/11 (a)(b)	3,000	3,032
ZFS Finance USA Trust I
6.15%, 12/15/10 (a)(b)(c)(d)	2,500	2,440
ZFS Finance USA Trust III
6.51%, 09/17/07 (a)(b)(c)(d)	5,000	4,763

		55,157

Real Estate Investment Trust 0.2%
Simon Property Group LP
5.75%, 12/01/15 (b)(d)	3,000	2,956

		297,695

Industrial 8.1%

Basic Industry 0.2%
ABX Financing Co.
6.35%, 10/15/36 (b)(c)(d)	3,000	2,900

Communications 2.7%
Alamosa Delaware, Inc.
8.50%, 01/31/12 (b)(d)	6,985	7,289
America Movil SA de CV
5.75%, 01/15/15 (b)(d)	3,000	2,988
BellSouth Corp.
6.55%, 06/15/34 (b)(d)	2,000	2,024
Comcast Cable Holdings LLC
9.80%, 02/01/12 (d)	4,000	4,621
Comcast Holdings Corp.
10.63%, 07/15/12 (d)	5,272	6,338
Rogers Wireless, Inc.
8.00%, 12/15/12 (b)(d)	6,704	7,074
Time Warner Entertainment Co.
10.15%, 05/01/12 (d)(e)	7,230	8,559
US Unwired, Inc.
10.00%, 06/15/12 (b)(d)	2,000	2,149

		41,042

Consumer Cyclical 3.7%
CVS Caremark Corp.
6.30%, 12/01/07 (a)(b)(d)	7,000	6,768
CVS Lease Pass Through
6.04%, 12/11/28 (b)(c)(d)	2,957	2,892
Ford Motor Credit Co.
8.11%, 10/15/07 (a)(d)	3,000	2,750
8.36%, 11/02/07 (a)(d)	9,750	9,759
6.63%, 06/16/08 (d)(e)	1,525	1,480
KB Home
7.75%, 02/01/10 (b)(d)	2,000	1,900
Levi Strauss & Co.
12.25%, 12/15/12 (b)	2,000	2,145
Petro Stopping Centers LP / Petro Financial Corp.
9.00%, 02/15/12 (b)	3,000	3,143
Royal Caribbean Cruises Ltd.
6.75%, 03/15/08	4,425	4,467
Seminole Tribe of Florida
5.80%, 10/01/13 (c)(d)	1,575	1,587
Toll Corp.
8.25%, 02/01/11 (b)(d)	13,776	13,225
8.25%, 12/01/11 (b)(d)	5,895	5,696

		55,812

Consumer Non-Cyclical 0.1%
Corn Products International, Inc.
6.00%, 04/17/17 (b)	2,000	2,004

Energy 1.3%
Delek & Avner-Yam Tethys Ltd.
6.46%, 11/01/07 (a)(b)(c)(d)	2,034	2,032
Husky Oil Ltd.
8.90%, 08/15/08 (a)(b)(d)	6,000	6,221
Premcor Refining Group, Inc.
9.50%, 02/01/13 (b)(d)	8,500	8,975
XTO Energy, Inc.
7.50%, 04/15/12 (b)(d)	3,000	3,272

		20,500

Transportation 0.1%
Yellow Roadway Corp.
6.93%, 11/15/07 (a)(b)(d)	2,000	1,994

		124,252

Utilities 1.6%

Electric 0.9%
CenterPoint Energy Resources Corp.
7.88%, 04/01/13 (b)(d)	3,000	3,282
6.25%, 02/01/37 (b)	2,000	1,991
Entergy Gulf States, Inc.
4.88%, 11/01/11 (b)(d)	3,000	2,914
Midamerican Energy Holdings Co.
6.13%, 04/01/36 (b)(d)	2,000	1,935
Nevada Power Co.
5.95%, 03/15/16 (b)(d)	2,500	2,473
Southern California Edison Co
5.55%, 01/15/36 (b)	2,000	1,856

		14,451

Natural Gas 0.7%
Enterprise Products Operating LP
8.38%, 08/01/16 (a)(b)(d)	3,000	3,077
Magellan Midstream Partners
5.65%, 10/15/16 (b)(d)	3,000	2,936
Northwest Pipeline Corp.
7.00%, 06/15/16 (b)	2,000	2,095
Southern Natural Gas Co.
5.90%, 04/01/17 (b)(c)(d)	2,000	1,954

		10,062

		24,513

Total Corporate Bonds (Cost $456,890)		446,460

U.S. Government Securities 10.2% of net assets
U.S. Treasury Bonds
6.25%, 08/15/23 (d)(e)	5,000	5,764
6.00%, 02/15/26 (d)(e)	17,500	19,880
5.25%, 02/15/29 (d)(e)	34,000	35,705
4.50%, 02/15/36 (d)(e)	19,236	18,240
U.S. Treasury Notes
4.00%, 02/15/15 (e)	8,000	7,781
4.50%, 05/15/10 (e)	4,000	4,036

44 See financial notes

 Schwab Total Bond Market Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

4.13%, 08/31/12	4,050	4,028
3.50%, 02/15/10 (e)	2,500	2,460
4.63%, 07/31/12 (e)	966	982
10.38%, 11/15/12 (b)	1,000	1,012
3.38%, 09/15/09 (e)	12,500	12,312
4.75%, 08/15/17 (e)	28,600	29,078
4.88%, 05/31/09 (e)	15,000	15,171

Total U.S. Government Securities (Cost $152,005)		156,449

Asset-Backed Obligations 1.1% of net assets
ABSC NIMs Trust
Series 2005-HE6 Class A1
5.05%, 08/27/35 (b)(c)(d)	151	150
ACE Securities Corp.
Series 2004-HE1 Class M1
6.01%, 09/25/07 (a)(b)	1,669	1,640
Aegis Asset Backed Securities Trust
Series 2004-4N
5.00%, 10/25/34 (c)(d)	521	520
Argent Securities, Inc.
Series 2004-W6 Class M2
6.71%, 09/25/07 (a)(b)	3,000	2,568
Aria CDO I (Jersey) Ltd.
Series 1A-3 Class B1U5
6.44%, 10/07/07 (a)(b)(c)(d)	6,000	6,000
Bear Stearns Asset Backed Securities Trust
Series 2005-HE11 Class A1
5.63%, 09/25/07 (a)(b)	546	545
CDC Mortgage Capital Trust
Series 2003-HE2 Class M2
8.36%, 09/25/07 (a)(b)(d)	1,729	1,585
Countrywide Asset-Backed Certificates
Series 2006-3 Class 2A1
5.58%, 09/25/07 (a)(b)	123	122
Series 2001-BC3 Class M1
6.33%, 09/25/07 (a)(b)(d)	1,345	1,332
Series 2004-BC1N Class N
5.50%, 04/25/35 (d)	4	2
GSAMP Trust
Series 2005-HE2 Class A3
5.83%, 09/25/07 (a)(b)(d)	409	409
Long Beach Mortgage Loan Trust
Series 2003-4 Class M3
7.66%, 09/25/07 (a)(b)(d)	1,391	1,174

Total Asset-Backed Obligations (Cost $16,565)		16,047

	Number	Value
Security	of Shares	($ x 1,000)

Preferred Stock 1.2% of net assets

Abbey National PLC (b)(e)	131,800	3,286
CoBank, ACB (b)(c)(d)	115,000	6,173
Sovereign Real Estate Investment Trust (b)(c)(d)	6,178	8,850

Total Preferred Stock (Cost $18,119)		18,309

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investments 3.9% of net assets

Commercial Paper & Other Obligations 3.8%
Atlantis Two Funding Corp.
6.25%, 09/04/07 (f)	15,000	15,000
6.25%, 09/07/07 (f)	7,400	7,396
7.00%, 09/04/07 (f)	6,400	6,400
Rockies Express Pipeline
6.20%, 09/05/07	30,000	29,995

		58,791

Repurchase Agreement 0.0%
Fixed Income Clearing Corp.
dated 08/31/07, due 09/04/07 at 4.95%, with a maturity value of $442 (fully collateralized by Federal Home Loan Bank with a value of $460)	442	442

U.S. Treasury Obligations 0.1%
U.S. Treasury Bills
4.81%, 10/18/07	200	199
4.78%, 11/08/07	100	99
4.10%, 11/15/07	200	199
3.50%, 11/29/07	600	594

		1,091

Total Short-Term Investments (Cost $60,293)		60,324

End of Investments.

At 08/31/07 the tax basis cost of the fund’s investments was $1,786,834 and the unrealized appreciation and depreciation were $13,818 and ($18,843), respectively, with a net depreciation of ($5,025).

(a)	Variable-rate security.
(b)	Callable security.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $156,557 or 10.2% of net assets.
(d)	All or a portion of this security is held as collateral for open futures contracts and short sales.
(e)	All or a portion of this security is on loan.

(f)	Credit-enhanced security.

Short Sales 2.8% of net assets
Fannie Mae TBA
4.50%, 09/18/22	9,000	8,651
4.50%, 10/16/22	9,000	8,637
6.00%, 10/11/37	14,500	14,480

See financial notes 45

 Schwab Total Bond Market Fund

Portfolio Holdings continued

6.50%, 10/11/37	10,500	10,656

Total Short Sales (Proceeds $42,389)		42,424

End of Short Sale Positions.

	Number	Value
Security	of Shares	($ x 1,000)

Collateral Invested for Securities on Loan 9.7% of net assets

State Street Navigator Security Lending Prime Portfolio	147,905,886	147,906

End of collateral invested for securities on loan.

In addition to the above, the fund held the following at 08/31/07. All numbers are x 1,000 except number of futures contracts.

		Unrealized
	Notional Amount	Losses
	(USD)	(USD)

Swap Agreements

Credit Default Swaps - Sold Protection
Bear Stearns Cos., Inc.
5.30% due 10/30/15, Receive fixed rate payments of 1.15%, expires 09/20/08, Barclays Bank plc	7,000	(7)

Total unrealized losses on swap agreements		(7)
Net premium received/paid		—

Swap Agreements, at fair value		(7)

	Number of	Contract	Unrealized
	Contracts	Value	Gains

Futures Contracts
10 Years, Long, U.S. Treasury Note expires 12/19/07	361	39,366	185
2 Years, Long, U.S. Treasury Note expires 12/31/07	629	129,672	110
30 Years, Long, U.S. Treasury Bonds expires 12/19/07	147	16,400	51
5 Years, Long, U.S. Treasury Note expires 12/31/07	150	16,005	65

Net unrealized gains			411

46 See financial notes

 Schwab Total Bond Market Fund

Statement of
Assets and Liabilities
As of August 31, 2007. All numbers are x 1,000 except NAV.

Assets
Investments, at value including $144,216 of securities on loan (cost $1,786,241)		$1,781,809
Collateral invested for securities on loan		147,906
Cash		29,808
Receivables:
Investments sold		169,624
Investments sold short		150,937
Interest		11,335
Dividends		372
Fund shares sold		304
Income from securities on loan		65
Prepaid expenses	+	8

Total assets		2,292,168

Liabilities
Securities sold short, at value (proceeds $42,389)		42,424
Collateral held for securities on loan		147,906
Payables:
Investments bought		457,917
Covered short sales		108,794
Investment adviser and administrator fees		31
Transfer agent and shareholder services fees		31
Fund shares redeemed		758
Due to brokers for futures		452
Distributions to shareholders		110
Unrealized losses on swap agreements		7
Accrued expenses	+	63

Total liabilities		758,493

Net Assets
Total assets		2,292,168
Total liabilities	−	758,493

Net assets		$1,533,675
Net Assets by Source
Capital received from investors		1,564,712
Net investment income not yet distributed		34
Net realized capital losses		(27,008)
Net unrealized capital losses		(4,063)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$1,533,675		157,857		$9.72

See financial notes 47

 Schwab Total Bond Market Fund

Statement of
Operations
For September 1, 2006 through August 31, 2007. All numbers are x 1,000.

Investment Income
Interest		$76,819
Dividends		1,283
Securities on loan	+	402

Total Investment Income		78,504

Net Realized Gains and Losses
Net realized losses on investments		(7,725)
Net realized losses on futures contracts		(1,541)
Net realized gains on short sales		571
Net realized gains on swap agreements	+	750

Net realized losses		(7,945)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(635)
Net unrealized losses on short sales		(35)
Net unrealized gains on futures contracts		121
Net unrealized losses on swap agreements	+	(7)

Net unrealized losses on investments		(556)

Expenses
Investment adviser and administrator fees		3,433
Transfer agent and shareholder service fees		3,446
Portfolio accounting fees		95
Custodian fees		74
Overdraft expense		73
Registration fees		66
Shareholder reports		50
Professional fees		38
Trustees’ fees		16
Other expenses	+	12

Total expenses		7,303
Custody credits	−	3

Net expenses		7,300

Increase in Net Assets from Operations
Total investment income		78,504
Net expenses	−	7,300

Net investment income		71,204
Net realized losses		(7,945)
Net unrealized losses	+	(556)

Increase in net assets from operations		$62,703

48 See financial notes

 Schwab Total Bond Market Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		9/1/06-8/31/07	9/1/05-8/31/06
Net investment income		$71,204	$56,373
Net realized losses		(7,945)	(14,676)
Net unrealized losses	+	(556)	(21,059)

Increase in net assets from operations		62,703	20,638

Distributions to Shareholders
Distributions from net investment income		71,956	57,742
Distributions from net realized gains	+	-	3,285

Total distributions		$71,956	$61,027

Transactions in Fund Shares

		9/1/06-8/31/07		9/1/05-8/31/06
		SHARES	VALUE	SHARES	VALUE
Shares sold		43,463	$426,221	26,420	$258,784
Shares reinvested		6,711	65,793	5,787	56,546
Shares redeemed	+	(18,568)	(181,864)	(24,280)	(237,202)

Net transactions in fund shares		31,606	$310,150	7,927	$78,128

Shares Outstanding and Net Assets

		9/1/06-8/31/07		9/1/05-8/31/06
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		126,251	$1,232,778	118,324	$1,195,039
Total increase	+	31,606	300,897	7,927	37,739

End of period		157,857	$1,533,675	126,251	$1,232,778

Net investment income not yet distributed			$34		$34

See financial notes 49

Schwab GNMA Fundtm

Financial Statements

Financial Highlights

	9/1/06-	9/1/05-	9/1/04-	9/1/03-	3/3/03[1]
Investor Shares	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03

Per Share Data($)

Net asset value at beginning of period	9.44	9.72	9.78	9.69	10.00

Income from investment operations:
Net investment income	0.44	0.41	0.35	0.16	0.06
Net realized and unrealized gains or losses	0.04	(0.25)	(0.02)	0.26	(0.17)

Total income or loss from investment operations	0.48	0.16	0.33	0.42	(0.11)
Less distributions:
Distributions from net investment income	(0.47)	(0.44)	(0.39)	(0.33)	(0.20)

Net asset value at end of period	9.45	9.44	9.72	9.78	9.69

Total return (%)	5.16	1.74	3.47	4.39	(1.11)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.74	0.74	0.74	0.51	—
Gross operating expenses	1.10	0.98	1.03	1.11	0.99 [3]
Net investment income	4.69	4.30	3.59	1.89	1.37 [3]
Portfolio turnover rate	186	126	131	199	105 [2]
Net assets, end of period ($ x 1,000,000)	13	15	17	18	21

	9/1/06-	9/1/05-	9/1/04-	9/1/03-	3/3/03[1]
Select Shares	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03

Per Share Data($)

Net asset value at beginning of period	9.44	9.72	9.78	9.69	10.00

Income from investment operations:
Net investment income	0.46	0.43	0.37	0.17	0.06
Net realized and unrealized gains or losses	0.03	(0.25)	(0.02)	0.26	(0.17)

Total income or loss from investment operations	0.49	0.18	0.35	0.43	(0.11)
Less distributions:
Distributions from net investment income	(0.48)	(0.46)	(0.41)	(0.34)	(0.20)

Net asset value at end of period	9.45	9.44	9.72	9.78	9.69

Total return (%)	5.36	1.93	3.67	4.53	(1.11)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.55	0.55	0.55	0.37	—
Gross operating expenses	0.95	0.84	0.88	0.96	0.83 [3]
Net investment income	4.87	4.49	3.80	2.03	1.37 [3]
Portfolio turnover rate	186	126	131	199	105 [2]
Net assets, end of period ($ x 1,000,000)	22	23	24	19	28
1 Commencement of operations.
2 Not annualized.
3 Annualized.

50 See financial notes

 Schwab GNMA Fund

Portfolio Holdings as of August 31, 2007

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity date shown is the next interest rate change date.

			Cost	Value
Holdings by Category			($ x 1,000)	($ x 1,000)

120.4%		Mortgage-Backed Securities	42,462	42,335
0.1%		Asset-Backed Obligations	21	19
1.2%		Corporate Bonds	418	417
4.5%		Short-Term Investments	1,575	1,575

126.2%		Total Investments	44,476	44,346
(17	.3)%	Short Sales	(6,097)	(6,085)
(8	.9)%	Other Assets and Liabilities		(3,120)

100.0%		Net Assets		35,141

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Mortgage-Backed Securities 120.4% of net assets

Collateralized Mortgage Obligations 14.3%
American Home Mortgage Investment Trust
Series 2005-1 Class 5A1
5.00%, 03/25/08 (a)(b)	26	26
Citigroup Mortgage Loan Trust, Inc.
Series 2004-HYB3 Class 1A
5.80%, 09/01/07 (a)(b)	699	701
Series 2004-2 Class I01
0.13%, 09/04/07 (a)(b)(c)	26,593	95
Countrywide Alternative Loan Trust
Series 2005-20CB Class 2A3
5.50%, 07/25/35 (b)	389	387
Series 2005-23CB Class A15
5.50%, 07/25/35 (b)	1,198	1,162
Credit Suisse Mortgage Capital Certificates
Series 2007-2 Class AP
0.00%, 03/25/37 (b)	29	19
Series 2007-2 Class 3A7
0.50%, 03/25/37 (b)	9,263	176
CS First Boston Mortgage Securities Corp.
Series 2001-26 Class 5A1
7.30%, 09/01/07 (a)(b)	190	190
Series 2002-10 Class 2A1
7.50%, 05/25/32 (b)	313	315
MASTR Asset Securitization Trust
Series 2003-6 Class 9A1
4.25%, 07/25/33 (b)	609	585
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-2 Class 2A
7.36%, 09/25/07 (a)(b)	97	99
Structured Asset Securities Corp.
Series 2002-22H Class 1A
6.95%, 09/01/07 (a)(b)	33	34
TBW Mortgage Backed Pass Through Certificates
Series 2006-2 Class CX
5.50%, 07/25/36 (b)	1,682	235
Wachovia Asset Securitization, Inc.
Series 2002-1 Class 1A1
6.25%, 10/25/33 (b)	22	22
Washington Mutual, Inc.
Series 2003-AR10 Class A4
4.06%, 09/25/07 (a)(b)	167	166
Series 2003-S10 Class A5
5.00%, 10/25/18 (b)	429	421
Series 2003-S12 Class 1A3
4.50%, 11/25/18 (b)	422	408

		5,041

U.S. Government Agency Mortgages 106.1%
Ginnie Mae
4.50%, 02/20/30 (b)	254	252
5.00%, 01/16/33 (b)	891	871
5.00%, 02/15/18 to 05/15/35 (c)	4,414	4,275
5.00%, 05/15/33 to 01/15/35	1,311	1,265
5.50%, 11/15/18 to 05/20/35 (c)	3,097	3,060
5.50%, 06/15/33 to 05/15/35	4,758	4,683
6.00%, 04/15/28 to 01/15/35 (c)	4,007	4,033
6.00%, 02/15/37	480	482
6.50%, 05/15/24 to 10/15/32 (c)	623	637
6.50%, 08/15/37	4,000	4,077
7.00%, 11/15/23 to 08/15/31 (c)	704	734
7.00%, 08/15/37	3,185	3,290
7.50%, 07/15/23 to 03/15/28 (c)	289	305
8.00%, 05/15/08 to 08/15/09 (c)	46	47
8.50%, 08/15/27 to 12/15/29 (c)	32	34
9.00%, 06/30/15 to 12/20/30 (c)	1,210	1,299
Ginnie Mae TBA
5.50%, 09/19/37	4,000	3,931

See financial notes 51

 Schwab GNMA Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

6.00%, 09/19/37	4,000	4,019

		37,294

Total Mortgage-Backed Securities (Cost $42,462)		42,335

Asset-Backed Obligations 0.1% of net assets
Countrywide Asset-Backed Certificates
Series 2003-2 Class M2
7.16%, 09/26/07 (a)(b)(c)	21	19

Total Asset-Backed Obligations (Cost $21)		19

Corporate Bonds 1.2% of net assets

Finance 0.5%

Finance Company 0.5%
GMAC LLC
4.38%, 12/10/07	162	160
6.00%, 11/15/07	7	7

		167

Industrial 0.7%

Consumer Cyclical 0.7%
Ford Motor Credit Co.
8.36%, 11/02/07 (a)	250	250

Total Corporate Bonds (Cost $418)		417

Short-Term Investments 4.5% of net assets

Repurchase Agreement 4.3%
Fixed Income Clearing Corp.
dated 08/31/07, due 09/04/07 at 4.95%, with a maturity value of $1,526 (fully collateralized by Federal Home Loan Bank with a value of $1,577)	1,525	1,525

U.S. Treasury Obligations 0.2%
U.S. Treasury Bills
4.57%, 09/20/07	25	25
3.50%, 11/29/07	25	25

		50

Total Short-Term Investments (Cost $1,575)		1,575

End of Investments.

At 08/31/07 the tax basis cost of the fund’s investments was $44,477, and the unrealized appreciation and depreciation were $266 and ($397), respectively, with a net unrealized depreciation of ($131).

(a)	Variable-rate security.

(b)	Callable security.

(c)	All or a portion of this security is held as collateral for open futures contracts and short sales.

Short Sales 17.3% of net assets

U.S. Government Agency Mortgages 17.3%
Ginnie Mae TBA
6.00%, 09/19/37	2,000	2,010
Ginnie Mae TBA
6.50%, 09/19/37	4,000	4,075

Total Short Sales (Proceeds $6,097)		6,085

End of Short Sale Positions.

In addition to the above, the fund held the following at 08/31/07. All numbers are x1,000 except number of futures contracts.

	Number of	Contract	Unrealized
	Contracts	Value	Gains

Futures Contracts
10 Years, Long, U.S. Treasury Note, expires 12/19/07	25	2,726	13
5 Years, Short, U.S. Treasury Note, expires 12/31/07	(20)	(2,134)	3

Net unrealized gains			16

52 See financial notes

 Schwab GNMA Fund

Statement of
Assets and Liabilities
As of August 31, 2007. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $44,476)		$44,346
Cash		1
Receivables:
Investments sold		8,024
Investments sold short		9,457
Interest		182
Fund shares sold	+	50

Total assets		62,060

Liabilities
Securities sold short, at value (proceeds $6,097)		6,085
Payables:
Investments bought		17,377
Covered short sales		3,355
Fund shares redeemed		70
Due to brokers for futures		4
Accrued expenses	+	28

Total liabilities		26,919

Net Assets
Total assets		62,060
Total liabilities	−	26,919

Net assets		$35,141
Net Assets by Source
Capital received from investors		37,834
Net investment income not yet distributed		20
Net realized capital losses		(2,611)
Net unrealized capital losses		(102)

Net Asset Value (NAV) by Share Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$13,300		1,407		$9.45
Select Shares	$21,841		2,311		$9.45

See financial notes 53

 Schwab GNMA Fund

Statement of
Operations
For September 1, 2006 through August 31, 2007. All numbers are x 1,000.

Investment Income
Interest		$1,908
Dividends	+	3

Total Investment Income		1,911

Net Realized Gains and Losses
Net realized losses on investments		(94)
Net realized gains on short sales		4
Net realized losses on futures contracts	+	(8)

Net realized losses		(98)

Net Unrealized Gains and Losses
Net unrealized gains on investments		234
Net unrealized gains on short sales		12
Net unrealized gains on futures contracts	+	19

Net unrealized gains		265

Expenses
Investment adviser and administrator fees		159
Transfer agent and shareholder service fees:
Investor Shares		35
Select Shares		21
Portfolio accounting fees		46
Registration fees		38
Professional fees		34
Custodian fees		11
Trustees’ fees		10
Shareholder reports		2
Other expenses	+	1

Total expenses		357
Expense reduction by adviser and Schwab	−	136
Custody credit	−	1

Net expenses		220

Increase in Net Assets From Operations
Total investment income		1,911
Net expenses	−	220

Net investment income		1,691
Net realized losses		(98)
Net unrealized gains	+	265

Increase in net assets from operations		$1,858

54 See financial notes

 Schwab GNMA Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		9/1/06-8/31/07	9/1/05-8/31/06
Net investment income		$1,691	$1,712
Net realized losses		(98)	(207)
Net unrealized gains or losses	+	265	(831)

Increase in net assets from operations		1,858	674

Distributions to Shareholders
Distributions from Net Investment Income
Investor Shares		689	735
Select Shares	+	1,091	1,112

Total distributions from net investment income		$1,780	$1,847

Transactions in Fund Shares

		9/1/06-8/31/07		9/1/05-8/31/06
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		333	$3,151	402	$3,824
Select Shares	+	830	7,837	776	7,334

Total shares sold		1,163	$10,988	1,178	$11,158

Shares Reinvested
Investor Shares		59	$559	65	$613
Select Shares	+	78	736	85	810

Total shares reinvested		137	$1,295	150	$1,423

Shares Redeemed
Investor Shares		(542)	($5,126)	(628)	($5,948)
Select Shares	+	(1,000)	(9,462)	(926)	(8,769)

Total shares redeemed		(1,542)	($14,588)	(1,554)	($14,717)

Net transactions in fund shares		(242)	($2,305)	(226)	($2,136)

Shares Outstanding and Net Assets

		9/1/06-8/31/07		9/1/05-8/31/06
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		3,960	$37,368	4,186	$40,677
Total decrease	+	(242)	(2,227)	(226)	(3,309)

End of period		3,718	$35,141	3,960	$37,368

Net investment income not yet distributed			$20		$20

See financial notes 55

Schwab Inflation Protected Fundtm

Financial Statements

Financial Highlights

	9/1/06-	3/31/06[1]-
Investor Shares	8/31/07	8/31/06

Per Share Data($)

Net asset value at beginning of period	10.01	10.00

Income from investment operations:
Net investment income	0.43	0.29
Net realized and unrealized gains or losses	(0.10)	0.01

Total income from investment operations	0.33	0.30
Less distributions:
Distributions from net investment income	(0.43)	(0.29)

Net asset value at end of period	9.91	10.01

Total return (%)	3.34	3.07	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.65	0.41	[3]
Gross operating expenses	0.84	0.92	[3]
Net investment income	4.30	6.91	[3]
Portfolio turnover rate	35	2	[2]
Net assets, end of period ($ x 1,000,000)	16	16

	9/1/06-	3/31/06[1]-
Select Shares	8/31/07	8/31/06

Per Share Data($)

Net asset value at beginning of period	10.01	10.00

Income from investment operations:
Net investment income	0.45	0.30
Net realized and unrealized gains or losses	(0.11)	0.01

Total income from investment operations	0.34	0.31
Less distributions:
Distributions from net investment income	(0.45)	(0.30)

Net asset value at end of period	9.90	10.01

Total return (%)	3.51	3.11	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.50	0.36	[3]
Gross operating expenses	0.71	0.76	[3]
Net investment income	5.16	7.06	[3]
Portfolio turnover rate	35	2	[2]
Net assets, end of period ($ x 1,000,000)	119	44
1 Commencement of operations.
2 Not annualized.
3 Annualized.

56 See financial notes

 Schwab Inflation Protected Fund

Portfolio Holdings as of August 31, 2007

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity date shown is the next interest rate change date.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

93.8%	U.S. Government Securities	125,707	125,950
3.6%	Corporate Bonds	5,114	4,856
0.3%	Preferred Stock	510	501
2.0%	Short-Term Investments	2,663	2,663

99.7%	Total Investments	133,994	133,970
0.3%	Other Assets and Liabilities		374

100.0%	Net Assets		134,344

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

U.S. Government Securities 93.8% of net assets

U.S. Treasury Obligation 93.8%
U.S. Treasury Inflation Protected Securities
3.88%, 01/15/09	4,891	4,960
4.25%, 01/15/10	2,941	3,056
0.88%, 04/15/10	4,575	4,375
3.50%, 01/15/11	3,591	3,719
2.38%, 04/15/11	11,210	11,187
3.38%, 01/15/12	5,139	5,361
2.00%, 04/15/12	3,491	3,438
3.00%, 07/15/12	8,459	8,734
1.88%, 07/15/13	4,424	4,316
2.00%, 01/15/14	6,427	6,276
1.63%, 01/15/15	10,474	9,924
1.88%, 07/15/15	6,962	6,714
2.00%, 01/15/16	7,558	7,331
2.50%, 07/15/16	2,063	2,086
2.38%, 01/15/17	9,959	9,950
2.63%, 07/15/17	704	720
2.38%, 01/15/25	2,531	2,516
2.00%, 01/15/26 (d)	13,426	12,603
2.38%, 01/15/27	1,953	1,945
3.63%, 04/15/28	5,616	6,730
3.88%, 04/15/29	6,666	8,322
3.38%, 04/15/32 (d)	1,408	1,687

Total U.S. Government Securities (Cost $125,707)		125,950

Corporate Bonds 3.6% of net assets

Finance 2.5%

Finance Company 1.7%
Capital One Capital III
7.69%, 08/15/36 (d)	250	232
Countrywide Home Loan
4.25%, 12/19/07	450	445
GMAC LLC
4.38%, 12/10/07 (d)	1,163	1,148
ILFC E-Capital Trust I
5.90%, 12/21/10 (a)(b)(c)(d)	250	246
Residential Capital LLC
8.69%, 10/17/07 (a)(b)(c)(d)	325	195

		2,266

Insurance 0.8%
Assured Guaranty US Holdings, Inc.
6.40%, 12/15/16 (a)(b)(d)	250	240
Liberty Mutual Group, Inc.
7.80%, 03/15/37 (b)(c)(d)	300	268
Oil Insurance Ltd.
7.56%, 06/30/11 (a)(b)(c)(d)	250	261
XL Financial Assurance Ltd. - Twin Reefs Pass-Through
6.35%, 09/10/07 (a)(b)(c)(d)	400	401

		1,170

		3,436

Industrial 0.9%

Communications 0.3%
Alamosa Delaware, Inc.
8.50%, 01/31/12 (b)(d)	250	261
US Unwired, Inc.
10.00%, 06/15/12 (b)	50	53

		314

Consumer Cyclical 0.6%
Ford Motor Credit Co.
8.36%, 11/02/07 (a)(d)	250	250
Levi Strauss & Co.
12.25%, 12/15/12 (b)	200	215
Toll Corp.
8.25%, 02/01/11 (b)(d)	400	384

		849

		1,163

Utilities 0.2%

Natural Gas 0.2%
Enterprise Products Operating LP
8.38%, 08/01/16 (a)(b)(d)	250	257

Total Corporate Bonds (Cost $5,114)		4,856

See financial notes 57

 Schwab Inflation Protected Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)

Preferred Stock 0.3% of net assets

Sovereign Real Estate Investment Trust (b)(c)	350,000	501

Total Preferred Stock (Cost $510)		501

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investments 2.0% of net assets

Repurchase Agreement 1.9%
Fixed Income Clearing Corp.
dated 08/31/07, due 09/04/07 at 4.95%, with a maturity value of $2,564 (fully collateralized by Federal National Mortgage Assn. with a value of $2,669)	2,563	2,563

U.S. Treasury Obligation 0.1%
U.S. Treasury Bill
4.65%, 09/27/07	100	100

Total Short-Term Investments (Cost $2,663)		2,663

End of Investments.

At 08/31/07 the tax basis cost of the fund’s investments was $134,079, and the unrealized appreciation and depreciation were $562 and ($671), respectively, with a net unrealized depreciation of ($109).

(a)	Variable-rate security.
(b)	Callable security.

(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $1,872 or 1.4% of net assets.

(d)	All or a portion of this security is held as collateral for open futures contracts.

In addition to the above, the fund held the following at 08/31/07. All numbers are x 1,000 except number of futures contracts.

	Number of	Contract	Unrealized
	Contracts	Value	Gains

Futures Contract
30 Years, Long, U.S. Treasury Bond expires 12/19/07	20	2,231	7

Net unrealized gains			7

58 See financial notes

 Schwab Inflation-Protected Fund

Statement of
Assets and Liabilities
As of August 31, 2007. All numbers x 1,000 except NAV.

Assets
Investments, at value (Cost $133,994)		$133,970
Receivables:
Interest		691
Fund shares sold		325
Dividends	+	14

Total assets		135,000

Liabilities
Payables:
Transfer agent and shareholder services fees		1
Fund shares redeemed		616
Due to brokers for futures		8
Accrued expenses	+	31

Total liabilities		656

Net Assets
Total assets		135,000
Total liabilities	−	656

Net assets		$134,344
Net Assets by Source
Capital received from investors		134,500
Net realized capital losses		(139)
Net unrealized capital losses		(17)

Net Asset Value (NAV) by Share Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$15,518		1,566		$9.91
Select Shares	$118,826		11,997		$9.90

See financial notes 59

 Schwab Inflation-Protected Fund

Statement of
Operations
For September 1, 2006 through August 31, 2007. All numbers are x 1,000.

Investment Income
Interest		$4,435
Dividends	+	11

Total Investment Income		4,446

Net Realized Gains and Losses
Net realized losses on investments		(155)
Net realized gains on futures contracts	+	16

Net realized losses		(139)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(211)
Net unrealized gains on futures contracts	+	7

Net unrealized losses		(204)

Expenses
Investment adviser and administrator fees		322
Transfer agent and shareholder service fees:
Investor Shares		38
Select Shares		65
Registration fees		50
Portfolio accounting fees		37
Professional fees		35
Custodian fees		20
Trustees’ fees		10
Shareholder Reports		5
Overdraft Expense		2
Other expenses	+	3

Total expenses		587
Expense reduction by adviser and Schwab	−	160

Net expenses		427

Increase in Net Assets from Operations
Total investment income		4,446
Net expenses	−	427

Net investment income		4,019
Net realized losses		(139)
Net unrealized losses	+	(204)

Increase in net assets from operations		$3,676

60 See financial notes

 Schwab Inflation-Protected Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		9/1/06-8/31/07	3/31/06*-8/31/06
Net investment income		$4,019	$1,271
Net realized losses		(139)	—
Net unrealized gains or losses	+	(204)	187

Increase in net assets from operations		3,676	1,458

Distributions to Shareholders
Distributions from Net Investment Income
Investor Shares		648	413
Select Shares	+	3,371	858

Total distributions from net investment income		$4,019	$1,271

Transactions in Fund Shares

		9/1/06-8/31/07		3/31/06*-8/31/06
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		570	$5,636	1,632	$16,291
Select Shares	+	9,640	95,119	4,427	44,141

Total shares sold		10,210	$100,755	6,059	$60,432

Shares Reinvested
Investor Shares		56	$558	36	$364
Select Shares	+	123	1,219	60	594

Total shares reinvested		179	$1,777	96	$958

Shares Redeemed
Investor Shares		(624)	($6,175)	(104)	($1,038)
Select Shares	+	(2,144)	(21,125)	(109)	(1,084)

Total shares redeemed		(2,768)	($27,300)	(213)	($2,122)

Net transactions in fund shares		7,621	$75,232	5,942	$59,268

Shares Outstanding and Net Assets

		9/1/06-8/31/07		3/31/06*-8/31/06
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		5,942	$59,455	—	$-
Total increase	+	7,621	74,889	5,942	59,455

End of period		13,563	$134,344	5,942	$59,455

*	Commencement of operations

See financial notes 61

 Schwab Bond Funds

Financial Notes

1. Business Structure of the Funds

Each of the funds discussed in this report is a series of Schwab Investments (the “trust”), a no-load, open-end management investment company. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

Schwab Investments (organized October 26, 1990) Schwab YieldPlus Fund Schwab Short-Term Bond Market Fund Schwab Total Bond Market Fund Schwab GNMA Fund Schwab Inflation Protected Fund	Schwab 1000 Index Fund Schwab Tax-Free YieldPlus Fund Schwab Tax-Free Bond Fund Schwab California Tax-Free YieldPlus Fund Schwab California Tax-Free Bond Fund Schwab Global Real Estate Fund

The Schwab YieldPlus Fund, Schwab GNMA Fund and Schwab Inflation Protected Fund offer two share classes: Investor Shares and Select Shares®. Shares of each class represent interests in the same portfolio, but each class has different expenses and investment minimums. Schwab Short-Term Bond Market Fund and Schwab Total Bond Market Fund each offers one share class. The Schwab Inflation Protected Fund commenced operations on March 31, 2006.

Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in the preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America.

(a) Security Valuation:

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

Bonds and notes: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

Securities for which no quoted value is available: valued at fair value, as determined in good faith by the fund’s investment adviser using guidelines adopted by the fund’s Board of Trustees. In the determination of a fair valuation the guidelines include, but are not limited, to the use of analytical data, business conditions, recent trades, general and/or specific market trends and any emergency or significant events that would have a material impact on the value of the security.

Futures: open contracts are valued at their settlement prices as of the close of their exchanges. When a fund closes out a futures position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

Swap agreements: swaps may be valued based on a model that constructs curves, such as swap yield curves, based on market data, and that uses the curves to calculate prices. Or swaps may be valued based on dealer quotes.

Short-term securities (60 days or less to maturity): valued at amortized cost.

Mutual Funds: Valued at their respective net asset values as determined by those funds in accordance with the 1940 Act.

(b) Portfolio Investments:

Futures Contract: The funds may invest in futures contracts. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract, due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

62

 Schwab Bond Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Because futures carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. A fund records the change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

Swap Agreements: The funds may enter into swap agreements. In an interest rate swap, a fund and a counterparty agree to swap payments that are based on two different rates. The counterparty is typically a large financial institution, and the terms of the swap are specified in advance. For example, a fund may agree that for six months it will pay the counterparty the equivalent of the interest on a given amount invested at LIBOR (the London Interbank Offered Rate). In exchange, the counterparty might agree to pay a fund the equivalent of the same amount invested in a certain bond index during this same six month period.

A Credit Swap or Credit Default Swap is a bilateral financial contract in which one counterparty (the Protection Buyer) pays a periodic fee, typically expressed in basis points on the notional amount, in return for a Contingent Payment by the Protection Seller following a Credit Event of a Reference Entity. The definitions of a Credit Event and the settlement mechanism used to determine the Contingent Payment are flexible and determined by negotiation between the counterparties at the inception of the transaction.

Swap agreements carry certain risks. Because the net gains or losses stemming from a swap agreement depend on the movements of one rate relative to another, a fund could experience unanticipated losses if one or both rates fail to behave as expected. A fund also could lose money if a counterparty fails to honor the terms of a swap agreement.

TBA: The funds may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date.

Mortgage Dollar Roll: The funds may enter into mortgage dollar roll transactions. In these transactions, a fund sells mortgage-backed securities for delivery in the current month and simultaneously agrees to buy back, on a given date in the future, securities of a similar type, coupon rate and maturity. Dollar roll transactions involve the risk that the market value of the security sold short by the fund may decline below the repurchase price of similar securities.

Short Sale: The funds may also sell securities short (sell securities they do not own). When they do so, the funds also place assets worth at least 100% of the value of the short securities into segregated accounts as collateral. If the market value of the short securities subsequently falls, the funds can realize a gain by closing the position. However, if the value rises, the funds typically would have to add to their collateral or close out their short position at a loss. The potential for losses associated with short positions is much greater than the original value of the securities sold short and exceed amounts recorded in the Statements of Assets and Liabilities.

If a fund sells securities short, it records the proceeds received as an asset and the obligation to buy back the securities as a liability. At the time a short sale is initiated, the asset and the liability are of equal value and effectively cancel each other out. Subsequently, the fund values the liability side of the transaction according to the market price of the securities sold short, and values the asset side according to the value of the proceeds. When the fund closes out a short position (buys the security), it records as a realized gain or loss. Interest accrued on securities sold short is recorded as an expense on the fund’s records.

Repurchase Agreement: The funds may enter into repurchase agreements. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The funds’ repurchase agreements will be fully collateralized by U.S. government securities or by U.S. government agency securities. All collateral is held by the funds’ custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

Delayed-delivery: The funds may buy securities on a delayed-delivery basis. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security’s value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

 63

 Schwab Bond Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Securities Lending: The funds may loan securities to certain brokers, dealers and other financial institutions that pay the funds negotiated fees. The funds receive cash, letters of credit or U.S. Government securities as collateral on these loans. All of the cash collateral received is reinvested in high quality, short-term investments. The value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund or a class within the trust are charged directly to that fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds declare dividends every day they are open for business. These dividends, which are equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The funds may make distributions from any net realized capital gains once a year.

(g) Custody Credit:

Each fund has an arrangement with its custodian bank under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts (if any) are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund also may keep certain assets in segregated accounts, as required by securities law.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

64

 Schwab Bond Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liability arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

(k) New Accounting Standards:

Financial Accounting Standards Board Interpretation (FIN) No. 48—Accounting for Uncertainty in Income Taxes—an Interpretation of SFAS No. 109, was issued in July 2006 and is effective for fiscal years beginning after December 15, 2006. This Interpretation provides new requirements for the recognition, measurement, and disclosure in the financial statements of a tax position taken or expected to be taken in a tax return when there is uncertainty about whether that tax position will ultimately be sustained. A fund with a fiscal year ending August 31 will implement FIN 48 no later than February 29, 2008, and it will apply to all open tax years.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007.

Management is currently evaluating the impact of the adopting FIN 48 and SFAS No. 157 will have on the fund’s financial statements.

3.	Affiliates and Affiliated Transactions:
(All dollar amounts are x 1,000)

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust.

For its advisory and administrative services to the fund, the investment adviser is entitled to receive an annual fee payable monthly based on the fund’s average daily net assets described as follows:

	YieldPlus	Short-Term Bond	Total Bond	GNMA	Inflation
Average daily net assets	Fund	Market Fund	Market Fund	Fund	Protected Fund

First $500 million	0.35%	0.30%	0.30%	0.45%	0.40%
Over $500 million	0.30%	0.22%	0.22%	0.40%	0.35%
Over $1 billion	n/a	n/a	n/a	0.375%	0.33%

Charles Schwab & Co., Inc. (“Schwab”), an affiliate of the investment adviser and is the trust’s shareholder services agent and transfer agent.

For its transfer agent and shareholder services, Schwab is entitled to receive an annual fee payable monthly based on each fund’s average daily net assets described as follows:

	Transfer Agent Fees	Shareholder Service Fees

Investor Shares	0.05%	0.20%
Select Shares*	0.05%	0.05%

 65

 Schwab Bond Funds

Financial Notes (continued)

3.	Affiliates and Affiliated Transactions (continued): (All dollar amounts are x 1,000)

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with certain funds to limit the total expenses charged, excluding interest, taxes and certain non-routine expenses, through November 14, 2007, as follows:

		Short-Term			Inflation
	YieldPlus	Bond	Total Bond	GNMA	Protected
	Fund	Market Fund	Market Fund	Fund	Fund

Investor Shares	n/a	0.55%	0.55%	0.74%	0.65%
Select Shares*	n/a	n/a	n/a	0.55%	0.50%

*	Select Shares are only offered by YieldPlus Fund, GNMA Fund and Inflation Protected Fund.

The funds may engage in certain transactions involving affiliates. For instance, a fund may let other Schwab Funds buy and sell fund shares, particularly Schwab MarketTrack Portfolios and Schwab Target Funds. As of August 31, 2007, the percentages of Schwab Bond Funds shares owned by other Schwab Funds are:

	Total Bond	YieldPlus
	Market Fund	Fund

MarketTrack Growth Portfolio	7.6%	—%
MarketTrack Balanced Portfolio	12.8%	—%
MarketTrack Conservative Portfolio	12.1%	—%
MarketTrack Growth Portfolio II	0.5%	—%
Target 2010 Fund	2.3%	0%	*
Target 2020 Fund	3.0%	0%	*
Target 2030 Fund	1.6%	0%	*
Target 2040 Fund	0.7%	0%	*
Retirement Income Fund	2.0%	0.1%

*	Less than 0.1%

The funds may make direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. As of August 31, 2007, each fund’s total security transactions with other Schwab Funds were as follows:

YieldPlus Fund	$271,183
Short-Term Bond Market Fund	29,622
Total Bond Market Fund	102,276
GNMA Fund	—
Inflation Protected Fund	101

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. There was no interfund borrowing or lending activity for any fund during the period.

Trustees

Trustees may include people who are officers and/ or directors of the investment adviser or Schwab. Federal securities law limit the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

66

 Schwab Bond Funds

Financial Notes (continued)

4. Borrowing from Banks:

The funds may borrow money from banks and custodians. The funds may obtain temporary bank loans through the trust to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The Schwab Funds have custodian overdraft facilities and uncommitted line of credit arrangements of $150 million and $100 million with State Street Corporation, and Bank of America, N.A., respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. There were no borrowings from the line of credit for the funds during the period.

5.	Purchases and Sales of Investment Securities:
(All dollar amounts are x 1,000)

For the period ended August 31, 2007, purchases and sales of securities (excluding short-term obligations and securities sold short) were as follows:

		Purchases of Long-Term
	Purchases of other	U.S. Government	Total Purchases of
	Long-Term Securities	Security transactions	Long-Term Securities

YieldPlus Fund	$15,461,985	$10,121,998	$25,583,983
Short-Term Bond Market fund	594,165	734,815	1,328,980
Total Bond Market Fund	1,636,601	3,890,445	5,527,046
GNMA Fund	7,617	69,069	76,686
Inflation Protected Fund	11,148	89,251	100,399

		Sales/Maturities of
	Sales/Maturities of	Long-Term U.S. Government	Total Sales/Maturities of
	other Long-Term Securities	Security transactions	Long-Term Securities

YieldPlus Fund	$12,415,677	$8,591,595	$21,007,272
Short-Term Bond Market fund	428,663	884,640	1,313,303
Total Bond Market Fund	1,156,740	3,378,672	4,535,412
GNMA Fund	2,015	63,938	65,953
Inflation Protected Fund	9,676	18,210	27,886

6.	Federal Income Taxes:
(All dollar amounts are x 1,000)

As of August 31, 2007, the components of distributable earnings on a tax-basis were as follows:

		Short-Term			Inflation
	YieldPlus	Bond	Total Bond	GNMA	Protected
	Fund	Market Fund	Market Fund	Fund	Fund

Undistributed ordinary income	$764	$19	$143	$20	$—
Undistributed long-term capital
gains	—	—	—	—	—
Unrealized appreciation	23,482	2,046	13,818	266	562
Unrealized depreciation	(254,303)	(4,860)	(18,843)	(397)	(671)

Net unrealized appreciation/(depreciation)	(230,821)	(2,814)	(5,025)	(131)	(109)

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums.

 67

 Schwab Bond Funds

Financial Notes (continued)

6.	Federal Income Taxes (continued): (All dollar amounts are x 1,000)

Capital loss carry forwards that may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2007, the following funds had capital loss carry forwards available to offset net capital gains before the expiration dates:

		Short-Term			Inflation
	YieldPlus	Bond	Total Bond	GNMA	Protected
Expire	Fund	Market Fund	Market Fund	Fund	Fund

2009	$—	$—	$—	$—	$—
2010	287	—	—	—	—
2011	47,204	—	—	—	—
2012	7,223	—	—	1,405	—
2013	7,728	—	—	537	—
2014	—	5,711	3,580	185	—
2015	8,207	8,716	11,929	251	—

	$70,649	$14,427	$15,509	$2,378	$—

For tax purposes, realized net capital losses occurring after October 31 may be deferred and treated as occurring on the first day of following fiscal year. As of August 31, 2007, the funds had aggregate deferred realized net capital losses as follows:

		Short-Term			Inflation
	YieldPlus	Bond	Total Bond	GNMA	Protected
	Fund	Market Fund	Market Fund	Fund	Fund

Deferred capital losses	$62,060	$1,636	$10,496	$217	$47
Capital losses utilized	—	—	—	—	—

The tax-basis components of distributions paid during the current and prior fiscal years were:

		Short-Term			Inflation
	YieldPlus	Bond	Total Bond	GNMA	Protected
	Fund	Market Fund	Market Fund	Fund	Fund

Current period distributions
Ordinary income	$607,295	$29,177	$71,956	$1,780	$4,019
Long-term capital gains	—	—	—	—	—
Return of capital	—	—	—	—	—
Prior period distributions
Ordinary income	315,538	25,878	61,027	1,847	1,271
Long-term capital gains	—	—	—	—	—
Return of capital	—	—	—	—	—

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of August 31, 2007, the funds made the following reclassifications:

		Short-Term			Inflation
	YieldPlus	Bond	Total Bond	GNMA	Protected
	Fund	Market Fund	Market Fund	Fund	Fund

Capital shares	$—	$—	$1	$—	$—
Undistributed net investment income	2,438	137	752	89	—
Net realized capital gains and losses	(2,438)	(137)	(753)	(89)	—

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 Schwab Bond Funds

Financial Notes (continued)

7. Contingencies:

In December 2003, Enron Corp. brought an Adversary Proceeding in its Chapter 11 bankruptcy filing against numerous financial entities, including Schwab YieldPlus Fund. The Adversary Proceeding alleges that the proceeds of certain sales transactions in Enron commercial paper should be treated as early redemptions and returned to the Enron bankruptcy estate. Enron seeks the avoidance of a sale of commercial paper by the Schwab YieldPlus Fund in the amount of $9,087,260, plus interest in the amount of approximately $1,260,000.

On June 15, 2005, the bankruptcy court denied the financial entities’ motion to dismiss. Schwab YieldPlus Fund together with other financial institutions are currently seeking to appeal the decision.

It is not possible at this time to predict whether the litigation will have any material adverse effect on the fund.

 69

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab YieldPlus Fund
Schwab Short-Term Bond Market Fund
Schwab Total Bond Market Fund
Schwab GNMA Fund
Schwab Inflation Protected Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab YieldPlus Fund, Schwab Short-Term Bond Market Fund, Schwab Total Bond Market Fund, Schwab GNMA Fund, and Schwab Inflation Protected Fund (the “Funds”) at August 31, 2007, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
October 17, 2007

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Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. In addition, the Securities and Exchange Commission (the “SEC”) takes the position that, as part of their fiduciary duties with respect to fund fees, fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Investments (the “Trust”) and CSIM (the “Agreement”) with respect to existing funds in the Trust, including the Schwab YieldPlus Fund, Schwab Short-Term Bond Market Fund, Schwab Total Bond Market Fund, Schwab GNMA Fund, and Schwab Inflation Protected Fund, and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the funds that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memo regarding the responsibilities of trustees for the approval of investment advisory contracts. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement at meetings held on May 2, 2007, and June 5, 2007, and approved the renewal of the Agreement for an additional one year term at the meeting held on June 5, 2007. The Board’s approval of the Agreement was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the funds;

2.	each fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services.  The Board considered the nature, extent and quality of the services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The information considered by the Trustees included specific information concerning changes in the nature, extent and quality of services provided by CSIM since the Trustees had last considered approval of the Agreement. The Trustees also considered investments in CSIM’s mutual fund infrastructure and the fact that Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the funds and their shareholders. The Trustees also considered CSIM’s top three ranking in an independent survey regarding mutual fund client loyalty, Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the funds supported renewal of the Agreement.

Fund Performance.  The Board considered fund performance in determining whether to renew the Agreement.

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Specifically, the Trustees considered each fund’s performance relative to a peer group and peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, when applicable, and market trends. As part of this review, the Trustees considered the composition of the peer group and peer category, selection criteria and the reputation of the third party who prepared the peer group and peer category analysis. In evaluating the performance of each fund, the Trustees considered both risk and shareholder risk expectations for such fund and the appropriateness of the benchmark used to compare the performance of each fund. The Trustees further considered the level of fund performance in the context of its review of fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the funds supported renewal of the Agreement.

Fund Expenses.  With respect to the funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total fund expenses from exceeding a specified cap. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts and offshore funds, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the funds are reasonable and supported renewal of the Agreement.

Profitability.  With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the funds, such as whether, by virtue of its management of the funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each fund by CSIM and its affiliates. The Board also considered information relating to changes to CSIM’s business operations and how these changes affected CSIM’s profitability under the Agreement. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement.

Economies of Scale.  The Trustees considered the existence of any economies of scale and whether those are passed along to a fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered existing contractual investment advisory fee schedules that include lower fees at higher graduated asset levels. The Board also considered certain existing commitments by CSIM and Schwab that are designed to pass along potential economies of scale to fund shareholders. Based on this evaluation the Board concluded, within the context of its full deliberations, that the funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all-important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreement and concluded that the compensation under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

72

Trustees and Officers

The tables below give information as of August 31, 2007, about the trustees and officers for Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, and Laudus Trust. As of August 31, 2007, the Fund Complex included 70 funds.

The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

Independent Trustees
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Investments since 2000.)	Chairman of JDN Corporate Advisory LLC.	70	Board 1—Director, Redwood Trust, Inc. Board 2—Director, PMI Group, Inc.

Donald F. Dorward 1931 Trustee (Trustee of Schwab Investments since 1989.)	Chief Executive Officer, Dorward & Associates (corporate management, marketing and communications consulting firm). From 1996-1999, Executive Vice President and Managing Director, Grey Advertising. Prior to 1996, President and Chief Executive Officer, Allen & Dorward Advertising.	59	None.

William A. Hasler 1941 Trustee (Trustee of Schwab Investments since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals).	70	Board 1—Director, Mission West Properties
Board 2—Director, TOUSA
Board 3—Director, Harris-Stratex Networks
Board 4—Director, Genitope Corp.
Board 5—Director & Non-Executive Chairman, Solectron Corp.
			Board 6—Director, Ditech Networks

Robert G. Holmes 1931 (Trustee of Schwab Investments since 1989.)	Chairman, Chief Executive Officer and Director, Semloh Financial, Inc. (international financial services and investment advisory firm).	59	None.

Gerald B. Smith 1950 Trustee (Trustee of Schwab Investments since 2000.)	Chairman, Chief Executive Officer and founder of Smith Graham & Co.(investment advisors).	59	Board 1—Board of Cooper Industries Board 2—Chairman of the Audit Committee of Oneok Partners LP

Donald R. Stephens 1938 Trustee (Trustee of Schwab Investments since 1989.)	Managing Partner, D. R. Stephens & Company (investments).	59	None.

 73

Independent Trustees continued
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Michael W. Wilsey 1943 Trustee (Trustee of Schwab Investments since 1989.)	Chairman, Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	59	None.

Interested Trustees
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of	Principal Occupations	Fund Complex
office, and length of	During the Past Five	Overseen by
Time Served )	Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Investments since 1989.)	Chairman, Chief Executive Officer and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc.; Chairman and Director, Charles Investment Management, Inc., Charles Schwab Bank, N.A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officers and Director, Schwab Holdings Inc. Through June 2007, Director, U.S. Trust Company, N.A., U.S. Trust Company of New York. Until May 2003, Co-Chief Executive Officer, The Charles Schwab Corporation.	59	None

Randall W. Merk[2] 1954 Trustee (Trustee of Schwab Investments since 2005.)	Executive Vice President and President, Schwab Financial Products, Charles Schwab & Co. Inc.; Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.	70	None.

Officers of the Trust
Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of Schwab Investments since 2007.)	Executive Vice President and President, Schwab Financial Products, Charles Schwab & Co. Inc.; Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.

74

Officers of the Trust continued
Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. Chief Financial Officer, Laudus Trust and Laudus Variable Insurance Trust. Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) limited. Through June 2007, Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc. Excelsior tax-Exempt Funds, Inc. and Excelsior Funds Trust, Chief Financial Officer, Mutual Fund Division, UST Advisors, Inc. From December 1999 to November 2004, Sr. Vice President, Financial Reporting, Charles Schwab & Co. Inc.

Kimon Daifotis 1959 Senior Vice President and Chief Investment Officer-Fixed Income (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Investment Officer-Fixed Income, Charles Schwab Investment Management, Inc. Prior to 2004, Vice President and Sr. Portfolio Manager, Charles Schwab Investment Management Inc.

Jeffrey Mortimer 1963 Senior Vice President and Chief Investment Officer-Equities (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Investment Officer-Equities, Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer, Laudus Trust and Laudus Variable Insurance Trust. Prior to 2004, Vice President and Sr. Portfolio Manager, Charles Schwab Investment Management, Inc.

Randall Fillmore 1960 Chief Compliance Officer and AML Officer (Officer of Schwab Investments since 2002.)	Senior Vice President and Chief Compliance Officer, Charles Schwab Investment Management, Inc.; Senior Vice President Charles Schwab & Co. Inc., Chief Compliance Officer, Laudus Trust and Laudus Variable Insurance Trust. Through June 2007, Chief Compliance Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., Excelsior Funds Trust. From 2002 to 2003, Vice President, Charles Schwab & Co., Inc., and Charles Schwab Investment Management, Inc.

Koji E. Felton 1959 Secretary and Chief Legal Officer (Officer of Schwab Investments since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc.; senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. Through June 2007, Chief Legal Officer, Excelsior Funds Inc., Excelsior Tax Exempt Funds, Inc. and Excelsior Funds Trust.

Catherine MacGregor 1964 Vice President (Officer of Schwab Investments since 2005.)	Vice President, Charles Schwab & Co., Inc. Charles Schwab Investment Management, Inc., Laudus Trust and Laudus Variable Insurance Trust; since 2006, Chief Counsel, Laudus Trust and Variable Insurance Trust. Until July 2005, Senior Associate, Paul Hastings Janofsky & Walker LLP.

Cathy Sabo 1964 Vice President (Officer of Schwab Investments since 2005.)	Vice President, Compliance, Charles Schwab Investment Management, Inc., Laudus Trust and Laudus Variable Insurance Trust. Until 2004, Vice President, Client, Sales & Services Controls, Charles Schwab & Co., Inc.

Michael Haydel 1970 Vice President (Officer of Schwab Investments since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President and AML Officer, Laudus Trust and Laudus Variable Insurance Trust. Until March 2004, Director Charles Schwab & Co., Inc.

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

[2]	In addition to their employment with the investment advisor and the distributor, Messrs. Schwab and Merk also own stock of The Charles Schwab Corporation. Mr. Schwab and Mr. Merk are Interested Trustees because they are employees of Schwab and/or the advisor.

[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each other officer serves at the pleasure of the Board.

 75

Glossary

Alternative Minimum Tax (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset-backed securities Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.

asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

average rate  The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the ‘coupon rate‘) until a specified date (the ‘maturity date‘), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or ‘debt securities.‘

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

call An early repayment of a bond’s principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

call protection  A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

certificate of participation  A municipal bond that is repaid from an annual budget appropriation rather than being backed by the full faith and credit of the issuer.

coupon, coupon rate The annual rate of interest paid until maturity by the issuer of a debt security.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. See chart below.

credit risk The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

discount rate The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.

dividend  Money from earnings that is distributed to shareholders as a given amount per share.

duration  A measure of a bond’s sensitivity to interest rates. Calculations of duration generally take into account the investment’s yield, interest payments, maturity date and call features. Like maturity, duration is expressed in years, but is more accurate than maturity in determining the effect of interest rate movements on a bond investment’s price. The duration of a portfolio equals the market value weighted average of the duration of the bonds held in the portfolio.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

general obligation bonds Municipal bonds that are secured by the issuer’s full faith and credit, which typically is backed by the power of the issuer to levy taxes.

Credit Ratings

Most major bond issuers arrange with a recognized independent rating organization, such as Standard &; Poor’s (S&P) or Moody’s Investors Service, to rate the creditworthiness of their bonds. The spectrum of these ratings is divided into two major categories: investment grade and below investment grade (sometimes called ‘junk bonds‘). Bonds rated below investment grade range from those that are considered to have some vulnerability to default to those that appear on the brink of default or are in default.

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interest Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

interest rate risk  The risk that a bond’s value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

liquidity-enhanced security A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.

market risk  Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as “systematic risk.”

maturity The date a debt security is scheduled to be “retired” and its principal amount returned to the bondholder.

mortgage-backed securities Bond or other debt securities that represent ownership in a pool of mortgage loans.

muni, municipal bonds, municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

prepayment risk The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

revenue bonds Municipal bonds that are issued to finance public works projects and are secured by revenue generated by the project (such as water and sewer fees) rather than the full faith and credit of the issuer.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% _ [1 – 0.25%] = 6.0%).

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

weighted average maturity For mutual funds, the maturity of all the debt securities in its portfolio, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 90 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

yield to maturity  The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond’s current price and its principal amount, or face value.

 77

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwab.com/schwabfunds, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwab.com/schwabfunds or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fundtm
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab Technology Fundtm
Schwab Fundamental US Large Company Index Fundtm
Schwab Fundamental US Small-Mid Company Index Fundtm
Schwab Fundamental International Large Company Index Fundtm
Schwab Global Real Estate Fundtm
Schwab Institutional Select® S&P 500 Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Viewpoints Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2020 Fund
Schwab Target 2030 Fund
Schwab Target 2040 Fund
Schwab Retirement Income Fund

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity.1 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money

Investment Adviser
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104
Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2006 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC
Printed on recycled paper.
MFR13655-10

Schwab Tax-Free Bond Funds

Annual Report
August 31, 2007

Schwab Tax-Free
YieldPlus Fundtm

Schwab Tax-Free
Bond Fundtm
(formerly Schwab Long-Term
Tax-Free Bond Fund tm)

Schwab California
Tax-Free YieldPlus Fundtm

Schwab California
Tax-Free Bond Fundtm
(formerly Schwab California
Long-Term Tax-Free Bond Fund tm)

Four smart, cost-effective ways investors can use
bonds in an asset allocation strategy.

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Total Return for the Report Period

Schwab Tax-Free YieldPlus Fundtm (Ticker Symbol: SWYTX)*	2.34%

Benchmark: Lehman Brothers 1-Year Municipal Bond Index	3.52%
Fund Category: Morningstar Municipal National Short Bond	2.69%

Performance Details	pages 6-7

Schwab Tax-Free Bond Fundtm (Ticker Symbol: SWNTX)	0.82%

Benchmark: Lehman Brothers General Municipal Bond Index	2.30%
Fund Category: Morningstar Municipal National Intermediate Bond	1.73%

Performance Details	pages 8-9

Schwab California Tax-Free YieldPlus Fundtm (Ticker Symbol: SWYCX)	2.16%

Benchmark: Lehman Brothers 1-Year Municipal Bond Index	3.52%
Fund Category: Morningstar Municipal California Intermediate/Short Bond	1.78%

Performance Details	pages 10-11

Schwab California Tax-Free Bond Fundtm (Ticker Symbol: SWCAX)	1.57%

Benchmark: Lehman Brothers General Municipal Bond Index	2.30%
Fund Category: Morningstar Municipal California Intermediate/Short Bond	1.78%

Performance Details	pages 12-13

Minimum Initial Investment[1]	$ 100

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Expenses may be partially absorbed by fund management. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc.

*	Return for the report period presented in the table differs from the return in the Financial Highlights. This is a result of the calculation of the Financial Highlights return adhering to GAAP presentation.

[1]	Please see prospectus for further detail and eligibility requirements.

Schwab Tax-Free Bond Funds 1

From the Chairman

Charles Schwab
Chairman

Dear Shareholder,

I want to thank you for entrusting us with your investments. I have been a fan of mutual funds throughout my long investing career. I say this because I firmly believe they are a cost-effective and convenient way for investors to achieve a diversified portfolio. And as we face increasing uncertainty in the world and in global markets, diversification is as important now as it has ever been.

Research has indicated that spreading your money across, and equally important, within, different asset classes, such as stocks, bonds, and cash equivalents, can be the most important factor in determining overall portfolio performance. By maintaining diversification, your portfolio can be better positioned to help you weather the market ups and downs.

With a broad range of investment strategies and styles, Schwab Funds® provides an uncomplicated, effective way to build a well diversified portfolio. You can choose from an array of funds across a range of investment objectives and styles. If you prefer a single investment solution, we offer complete asset allocation funds based on either risk tolerance or time horizon.

Here at Schwab, our goal is to help you reach your financial goals. With quality funds and services, backed by the guidance and support you need—whatever type of investor you are—we can help you be financially fit today and in the future.

Thank you for investing with us.

Sincerely,

2 Schwab Tax-Free Bond Funds

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report. He joined the firm in 2002 and has held a variety of executive positions at Schwab.

Dear Shareholder,

As I return to my role as President and CEO of Charles Schwab Investment Management, I would like to give you my perspective on the current market environment.

For over five years, global equity and credit markets had been relatively tame with regards to volatility. Liquidity was ample, corporate profits stable, and investors increasingly became more bullish. However, recent subprime mortgage issues have sparked a chain reaction within the credit markets, causing a reemergence of volatility.

Understandably, many investors are nervous, which has led some to react on emotion rather than sound investment principles. The later part of the report period saw investors fleeing to “safe haven” investments, such as U.S. Treasuries, as riskier securities experienced downward price pressures. However, as the August market crisis abated following aggressive moves to lower short term rates by the Federal Reserve, many market participants found themselves lurching out of cash and Treasury securities and back again into stocks and corporate bonds. Timing the market can be a risky and frustrating experience.

In the end, the basic reasons for keeping bond investments in a portfolio — income and lower volatility — are always worth remembering. We at Schwab have always believed your best protection against swings in market volatility is to maintain a well-diversified investment portfolio. If you would like help evaluating your portfolio or if you have not yet created a plan, you might want to schedule a complimentary portfolio consultation by calling Schwab at 1-800-308-1486.

I speak for all of us at Schwab when I say our goal is to give you the financial products, guidance, and personal relationship you need to succeed.

Thank you for investing in Schwab Funds®.

Sincerely,

Schwab Tax-Free Bond Funds 3

The Investment Environment

Kim Daifotis, CFA, a senior vice president and chief investment officer, fixed income, has day-to-day responsibility for the management of the funds.

Over the past year, global equity and credit markets have benefited from ample liquidity, earnings growth, and relatively low volatility. The ease at which companies could finance debt led to a record level of stock buybacks, acquisitions, and private equity buyouts in 2006 and into 2007. In addition, bullish investors pushed stocks higher, as evidenced by the Dow Jones Industrial Average and the broader S&P 500 reaching all-time highs in July 2007. However, the housing market slowdown and more recently, turmoil in the subprime mortgage market, have had a ripple effect throughout the economy. Several key issues weighed on investors, namely, the continued deterioration in the housing market, tightening of lending standards, and the lagged effects of monetary policy.

U.S. economic growth slowed considerably over the report period, consistent with the Federal Reserve’s (the Fed) engineered soft landing. Throughout their statements, they indicated that the economy would grow at a more moderate rate as a result of prior rate increases, lagged effects of higher energy prices, and a cooling housing market. Consistent with their reports, GDP grew at a sub-par pace for four consecutive quarters. However, GDP grew at an improved annual rate of 4.0% in the second quarter of 2007.

The housing market has been a significant headwind for the U.S. economy and continued to provide mixed signals with regards to a recovery. Initial concerns that troubles from the housing market would spill over to the rest of the economy became more pronounced throughout the report period. Declines in housing starts, as well as new and existing home sales, caused builders and many mortgage lenders to layoff thousands of employees. Over the course of the report period, the level of inventories rose to a record high, equal to 9.6 months of supply based on the current sales rate.

Among the effects of the subprime mortgage issue has been a tightening of lending standards and reduced liquidity in the market. Although relaxed access to easy credit and liquidity led subprime mortgages to find their way into securitized structures, the increasing frequency of loan defaults experienced by subprime borrowers have stressed securities that hold these mortgages, causing wider spreads and higher risk. February’s spike in volatility gave a first sign that subprime issues had emerged, potentially threatening credit markets. As a result of increasing subprime foreclosures during the period, liquidity in the market for these riskier securities dried up, putting some financial institutions heavy in securities with underlying subprime loans into financial turmoil. While the Fed helped ease

 Yields of Municipal Securities: Effective Yields of Five-Year and 30-Year Municipal Bonds

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth, waning investor interest in bonds, an increase in the issuance of bonds, or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

Data source: Bloomberg L.P.

4 Schwab Tax-Free Bond Funds

The Investment Environment continued

liquidity issues by pumping money into the economy and using the discount window to reduce rates, many lenders reduced or cancelled certain subprime lending programs altogether.

Part of the reason for the recent turmoil in the financial markets can be explained by monetary policy. It is generally believed that the effects of Fed rate hikes on the economy have a lag of between three and 18 months, yet with most of the impact felt by the twelfth month. Since the first signs of “repricing of risk” premiums paid for securities riskier than U.S. Treasuries occurred in February of 2007, the 12-month lag would indicate that the effects of the hikes in the Fed funds target rate to both 4.50% and 4.75% in early 2006 had finally hit the market.

During the report period, the Fed held the Fed funds target rate at 5.25%. Noting that the economy would grow at a more moderate pace, they maintained that their primary concern was that inflation would fail to moderate due to the high level of resource utilization. Core Personal Consumption Expenditures (PCE), the Fed’s primary index used to monitor inflation, vacillated near the upper end of the Fed’s unofficial comfort zone of 1%-2%. However, as economic growth slowed, inflationary pressures eased during the period, with the most current reading in July 2007 coming in at an annually adjusted 1.9%. Although relatively stable throughout the period, employment began to show signs of weakening, as the unemployment rate ticked up to 4.6% from 4.5% in June 2007. Temporary employment, a forward-looking indicator, trended downward, totaling a loss of 52,500 jobs as of July 2007.

Over the period, treasury rates declined, while the tax-exempt market saw rates increase, particularly on the long end. This caused a steepening in the tax-exempt yield curve and, consequently, led municipal securities to substantially underperform treasury securities. The depreciation in tax-exempt securities at the end of the period seemed to follow the drop in valuations on domestic and global assets, which was primarily based on the slump in the U.S. housing market and lack of overall market liquidity, and not by a decline in municipal issuers’ credit quality. Additionally, municipal new issuance volume continued to keep a record pace versus the record levels set in 2005.

 Yield Advantage of Munis over Treasurys: For Five-Year bonds; Tax Brackets Shown are the Highest Applicable

This chart shows how much more the average five-year muni yielded than the average five-year Treasury after federal (or combined California and federal) income tax.

Data source: Bloomberg L.P.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Schwab Tax-Free Bond Funds 5

Schwab Tax-Free YieldPlus Fundtm

Kim Daifotis CFA, a senior vice president and chief investment officer, fixed income, has day-to-day responsibility for the management of the fund.

The Schwab Tax-Free YieldPlus Fund returned 2.34% for the report period, underperforming its benchmark, the Lehman Brothers 1-Year Municipal Bond Index, which was up 3.52%. During the period, the fund continued to seek out securities with good underlying credit quality and solid risk-adjusted spreads. Also, the fund maintained a duration of one year or less through security selection and by utilizing treasury futures. However, this detracted from performance, as higher grade securities outperformed lower rated bonds and treasuries securities substantially outperformed municipal bonds.

During the latter part of the reporting period, the lack of liquidity in the market contributed significantly in limiting many newer market participants from actively trading, causing yields on municipal bonds to increase. Though the municipal yield curve from 1-30 years averaged 65 basis points earlier in the report period, it later steepened to 100 basis points, as market volatility weighed on investors. The month of August, in particular, was highlighted by liquidity concerns as well as perceived credit weakness in the municipal market, which hurt the performance of the higher yielding positions in the fund. Consequently, the fixed income market experienced a flight to safety, in which U.S. Treasury obligations were the only beneficiary.

As of 8/31/07:

 Portfolio Composition % of Investments

These tables show three different views of the fund’s portfolio: by type of security, credit quality of the security and remaining maturity.

By Security Type

Floating Rate Bonds	30.7%

Revenue Bonds	30.1%

Auction Rate Securities	15.5%

Variable Rate Demand Notes	10.7%

Muni Notes	7.2%

General Obligation Bonds	5.8%

By Credit Quality1

AAA	20.5%

AA	34.2%

A	17.3%

BBB	8.4%

Short-Term Ratings	15.8%

Unrated Securities	3.8%

Weighted Average

Credit Quality	AA

By Maturity

0 - 6 Months	63.1%

7-18 Months	10.0%

More than 18 Months	26.9%

Weighted Average Maturity	0.8 yrs
Weighted Average Effective

Duration	0.8 yrs

Portfolio holdings may have changed since the report date.

[1]	Based on ratings from Moody’s. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund’s investment policies.

6 Schwab Tax-Free Bond Funds

 Schwab Tax-Free YieldPlus Fundtm

Performance Summary as of 8/31/07

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment 1

 Average Annual Total Returns1,2,3

	1 Year	Since Inception

Fund: Schwab Tax-Free YieldPlus Fundtm (12/16/04)*	2.34%	2.39%
Benchmark: Lehman Brothers 1-Year Municipal Bond Index	3.52%	2.59%
Fund Category: Morningstar Municipal National Short Bond	2.69%	2.19%

Fund Expense Ratios4: Net 0.49%; Gross 0.53%

 Style Assessment5

 Yields

30-Day SEC Yield[1,3]	3.85%

Taxable-Equivalent Yield[6]	5.92%

12-Month Distribution Yield[1,3]	2.32%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year not annualized.

*	Return for the report period presented in the table differs from the return in the Financial Highlights. This is a result of the calculation of the Financial Highlights return adhering to GAAP presentation.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the total return may have been lower.
[4]	Per prospectus effective 11/15/06, as amended 8/6/07. Net Expense: Expenses reduced by a contractual fee waiver. Gross Expense: Does not reflect the effect of contractual fee waivers.
[5]	Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund’s portfolio as of 8/31/07 and is not a precise indication of risk or performance–past, present or future. Definitions of style assessments: Sensitivity (measured as duration): short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.
[6]	This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest federal tax bracket (35.00%). Your tax rate may be different.

Schwab Tax-Free Bond Funds 7

Schwab Tax-Free Bond Fundtm

Kim Daifotis CFA, a senior vice president and chief investment officer, fixed income, has day-to-day responsibility for the management of the fund.

The Schwab Tax-Free Bond Fund returned 0.82% for the period, and underperformed its benchmark, the Lehman Brothers General Municipal Bond Index, which returned 2.30%. During the period, the fund continued to seek out securities with good underlying credit quality and solid risk-adjusted spreads. Contributing to the underperformance of the fund was an overweight of longer duration securities, as well as lower investment grade securities relative to the benchmark.

During the latter part of the reporting period, the lack of liquidity in the market contributed significantly in limiting many newer market participants from actively trading, causing yields on municipal bonds to increase. Though the municipal yield curve from 1-30 years averaged 65 basis points earlier in the report period, it later steepened to 100 basis points, as market volatility weighed on investors. The month of August, in particular, was highlighted by liquidity concerns as well as perceived credit weakness in the municipal market, which hurt the performance of the higher yielding positions in the fund. Consequently, the fixed income market experienced a flight to safety, in which U.S. Treasury obligations were the only beneficiary.

As of 8/31/07:

 Portfolio Composition % of Investments

These tables show three different views of the fund’s portfolio: by type of security, credit quality of the security and remaining maturity.

By Security Type

Revenue Bonds	74.6%

General Obligation Bonds	21.3%

Variable Rate Demand Notes	4.1%

By Credit Quality1

AAA	66.8%

AA	18.5%

A	6.0%

BBB	2.6%

Short-Term Ratings	4.0%

Unrated Securities	2.1%

Weighted Average

Credit Quality	AAA

By Maturity

0-1 Year	6.8%

2-10 Years	24.1%

11-20 Years	48.5%

21-30 Years	20.6%

Weighted Average Maturity	9.8 yrs
Weighted Average Effective

Duration	6.9 yrs

Portfolio holdings may have changed since the report date.

[1]	Based on ratings from Moody’s. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund’s investment policies.

8 Schwab Tax-Free Bond Funds

 Schwab Tax-Free Bond Fundtm

Performance Summary as of 8/31/07

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2,3

	1 Year	5 Years	10 Years

Fund: Schwab Tax-Free Bond Fundtm (9/11/92)	0.82%	3.49%	4.74%
Benchmark: Lehman Brothers General Municipal Bond Index	2.30%	4.16%	5.28%
Fund Category: Morningstar Municipal National Intermediate Bond	1.73%	3.05%	4.24%

Fund Expense Ratios4: Net 0.49%; Gross 0.69%

 Style Assessment5

 Yields

30-Day SEC Yield[1,3]	4.37%

30-Day SEC Yield-No Waiver[1,6]	4.16%

Taxable-Equivalent Yield[7]	6.72%

12-Month Distribution Yield[1,3]	0.85%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year not annualized.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the total return may have been lower.
[4]	Per prospectus effective 11/15/06, as amended 8/6/07. Net Expense: Expenses reduced by a contractual fee waiver. Gross Expense: Does not reflect the effect of contractual fee waivers.
[5]	Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund’s portfolio as of 8/31/07 and is not a precise indication of risk or performance–past, present or future. Definitions of style assessments: Sensitivity (measured as duration): short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.
[6]	Yield if fund expenses had not been partially absorbed by CSIM and Schwab.
[7]	This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest federal tax bracket (35.00%). Your tax rate may be different.

Schwab Tax-Free Bond Funds 9

Schwab California Tax-Free YieldPlus Fundtm

Kim Daifotis CFA, a senior vice president and chief investment officer, fixed income, has day-to-day responsibility for the management of the fund.

The Schwab California Tax-Free YieldPlus Fund Investor Shares returned 2.16% for the report period, underperforming its benchmark, the Lehman Brothers 1-Year Municipal Bond Index, which was up 3.52%. During the period, the fund continued to seek out securities with good underlying credit quality and solid risk-adjusted spreads. Also, the fund maintained a duration of one year or less through security selection and by utilizing treasury futures. However, this detracted from performance, as higher grade securities outperformed lower rated bonds and treasuries securities substantially outperformed municipal bonds.

During the latter part of the reporting period, the lack of liquidity in the market contributed significantly in limiting many newer market participants from actively trading, causing yields on municipal bonds to increase. Though the municipal yield curve from 1-30 years averaged 65 basis points earlier in the report period, it later steepened to 100 basis points, as market volatility weighed on investors. The month of August, in particular, was highlighted by liquidity concerns as well as perceived credit weakness in the municipal market, which hurt the performance of the higher yielding positions in the fund. Consequently, the fixed income market experienced a flight to safety, in which U.S. Treasury obligations were the only beneficiary.

As of 8/31/07:

 Portfolio Composition % of Investments

These tables show three different views of the fund’s portfolio: by type of security, credit quality of the security and remaining maturity.

By Security Type

Auction Rate Securities	34.0%

Floating Rate Bonds	22.7%

Variable Rate Demand Notes	18.0%

General Obligation Bonds	11.9%

Revenue Bonds	6.9%

Muni Notes	6.5%

By Credit Quality1

AAA	32.2%

AA	11.7%

A	24.4%

BBB	2.6%

Short-Term Ratings	28.5%

Unrated Securities	0.6%

Weighted Average

Credit Quality	AA

By Maturity

0-6 Months	63.0%

7-18 Months	9.9%

19-30 Months	3.5%

More than 30 Months	23.6%

Weighted Average Maturity	1.3 yrs
Weighted Average Effective

Duration	1.0 yrs

Portfolio holdings may have changed since the report date.

[1]	Based on ratings from Moody’s. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund’s investment policies.

10 Schwab Tax-Free Bond Funds

 Schwab California Tax-Free YieldPlus Fundtm

Performance Summary as of 8/31/07

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2,3

	1 Year	Since Inception

Fund: Schwab California Tax-Free YieldPlus Fundtm (12/16/04)	2.16%	2.30%
Benchmark: Lehman Brothers 1-Year Municipal Bond Index	3.52%	2.59%
Fund Category: Morningstar Municipal California Intermediate/Short Bond	1.78%	2.37%

Fund Expense Ratio4: 0.46%

 Style Assessment5

 Yields

30-Day SEC Yield[1,3]	3.68%

Taxable-Equivalent Yield[6]	6.31%

12-Month Distribution Yield[1,3]	1.80%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year not annualized.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the total return may have been lower.
[4]	Per prospectus effective 11/15/06, as amended 8/6/07.
[5]	Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund’s portfolio as of 8/31/07 and is not a precise indication of risk or performance–past, present or future. Definitions of style assessments: Sensitivity (measured as duration): short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.
[6]	This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest combined federal and California tax bracket (41.70%).

Schwab Tax-Free Bond Funds 11

Schwab California Tax-Free Bond Fundtm

Kim Daifotis CFA, a senior vice president and chief investment officer, fixed income, has day-to-day responsibility for the management of the fund.

The Schwab California Tax-Free Bond Fund had a positive return of 1.57% for the period, and underperformed its benchmark, the Lehman Brothers General Municipal Bond Index, which returned 2.30% for the period. During the period, the fund continued to seek out securities with good underlying credit quality and solid risk-adjusted spreads. Contributing to the underperformance of the fund was an overweight of longer duration securities, as well as lower investment grade securities relative to the benchmark.

During the latter end of the reporting period, the lack of liquidity in the market contributed significantly in limiting many newer market participants from actively trading, causing yields on municipal bonds to increase. Though the municipal yield curve from 1-30 years averaged 65 basis points earlier in the report period, it later steepened to 100 basis points, as market volatility weighed on investors. The month of August, in particular, was highlighted by liquidity concerns as well as perceived credit weakness in the municipal market, which hurt the performance of the higher yielding positions in the fund. Consequently, the fixed income market experienced a flight to safety, in which U.S. Treasury obligations were the only beneficiary.

As of 8/31/07:

 Portfolio Composition % of Investments

These tables show three different views of the fund’s portfolio: by type of security, credit quality of the security and remaining maturity.

By Security Type

Revenue Bonds	76.7%

General Obligation Bonds	13.1%

Variable Rate Demand Notes	10.2%

By Credit Quality1

AAA	53.9%

AA	3.6%

A	23.0%

BBB	8.8%

Short-Term Ratings	9.9%

Unrated Securities	0.8%

Weighted Average

Credit Quality	AA

By Maturity

0-1 Year	11.1%

2-10 Years	26.2%

11-20 Years	36.3%

21-30 Years	26.4%

More than 30 Years	0.0%

Weighted Average Maturity	8.9 yrs
Weighted Average Effective

Duration	5.9 yrs

Portfolio holdings may have changed since the report date.

[1]	Based on ratings from Moody’s. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund’s investment policies.

12 Schwab Tax-Free Bond Funds

 Schwab California Tax-Free Bond Fundtm

Performance Summary as of 8/31/07

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2,3

	1 Year	5 Years	10 Years

Fund: Schwab California Tax-Free Bond Fundtm (2/24/92)	1.57%	3.80%	4.92%
Benchmark: Lehman Brothers General Municipal Bond Index	2.30%	4.16%	5.28%
Fund Category: Morningstar Municipal California Intermediate/Short Bond	1.78%	2.69%	4.07%

Fund Expense Ratios4: Net 0.49%; Gross 0.60%

 Style Assessment5

 Yields

30-Day SEC Yield[1,3]	4.47%

30-Day SEC Yield-No Waiver[1,6]	4.34%

Taxable-Equivalent Yield[7]	7.67%

12-Month Distribution Yield[1,3]	1.02%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year not annualized.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the total return may have been lower.
[4]	Per prospectus effective 11/15/06, as amended 8/6/07. Net Expense: Expenses reduced by a contractual fee waiver. Gross Expense: Does not reflect the effect of contractual fee waivers.
[5]	Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund’s portfolio as of 8/31/07 and is not a precise indication of risk or performance–past, present or future. Definitions of style assessments: Sensitivity (measured as duration): short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.
[6]	Yield if fund expenses had not been partially absorbed by CSIM and Schwab.
[7]	This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest combined federal and California tax bracket (41.70%).

Schwab Tax-Free Bond Funds 13

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning March 1, 2007 and held through August 31, 2007.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled ‘Expenses Paid During Period‘.

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending
			Beginning	Account Value	Expenses Paid
	Expense Ratio[1]		Account Value	(Net of Expenses)	During Period [2]
	(Annualized)		at 3/1/07	at 8/31/07	3/1/07 - 8/31/07

Schwab Tax-Free YieldPlus Fundtm
Actual Return	0.49%		$1,000	$1,008.10	$2.48
Hypothetical 5% Return	0.49%		$1,000	$1,022.74	$2.50

Schwab Tax-Free Bond Fundtm
Actual Return	0.54%	[3]	$1,000	$983.80	$2.70	[3]
Hypothetical 5% Return	0.54%	[3]	$1,000	$1,022.48	$2.75	[3]

Schwab California Tax-Free YieldPlus Fundtm
Actual Return	0.45%		$1,000	$1,005.80	$2.28
Hypothetical 5% Return	0.45%		$1,000	$1,022.94	$2.29

Schwab California Tax-Free Bond Fundtm
Actual Return	0.53%	[3]	$1,000	$989.60	$2.66	[3]
Hypothetical 5% Return	0.53%	[3]	$1,000	$1,022.53	$2.70	[3]

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

[3]	Effective May 7, 2007, Schwab and investment adviser agreed to limit the fund’s net operating expenses (excluding interest, taxes and certain non-routing expenses) to 0.49% for so long as the investment adviser is the adviser to the fund. Based on this expense ratio, ‘Expenses Paid During Period‘ would be $2.45 based on Actual Return and $2.50 based on Hypothetical 5% return, respectively, for Tax Free Bond Fund, $2.46 based on Actual Return and $2.50 based on Hypothetical 5% return, respectively, for California Tax-Free Bond Fund.

14 Schwab Tax-Free Bond Funds

Schwab Tax-Free YieldPlus Fundtm

Financial Statements

Financial Highlights

	9/1/06-	9/1/05-	12/16/04[2]
	8/31/2007[1]	8/31/06	8/31/05

Per Share Data($)

Net asset value at beginning of period	9.96	9.97	10.00

Income from investment operations:
Net investment income	0.33	0.28	0.16
Net realized and unrealized losses	(0.09)	(0.01)	(0.03)

Total income from investment operations	0.24	0.27	0.13
Less distributions:
Distributions from net investment income	(0.33)	(0.28)	(0.16)

Net asset value at end of period	9.87	9.96	9.97

Total return (%)	2.45	2.73	1.31	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.49	0.49	0.28	[4]
Gross operating expenses	0.51	0.53	0.54	[4]
Net investment income	3.34	2.81	2.33	[4]
Portfolio turnover rate	45	55	18	[3]
Net assets, end of period ($ x 1,000,000)	654	489	435
1 Effective on August 6, 2007, all outstanding Investor Shares were converted into Select Shares. The figures in the Financial Highlights reflect only the remaining share class.
2 Commencement of operations.
3 Not annualized.
4 Annualized.

See financial notes 15

 Schwab Tax-Free YieldPlus Fund

Portfolio Holdings as of August 31, 2007

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity date shown is the next interest rate change date.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

45.0%	Fixed-Rate Obligations	295,180	294,308
54.0%	Variable-Rate Obligations	358,613	353,564

99.0%	Total Investments	653,793	647,872
1.0%	Other Assets and Liabilities		6,343

100.0%	Net Assets		654,215

Issuer
Project		Maturity		Face Amount	Value
Type of Security, Series	Rate	Date		($ x 1,000)	($ x 1,000)

Fixed-Rate Obligations 45.0% of net assets

ALABAMA 0.6%
Birmingham Special Care Facilities Finance Auth
RB (Baptist Health System Inc) Series 2005A	5.00%	11/15/09		1,565	1,567
Health Care Auth for Baptist Health
Bonds Series 2006D	5.00%	11/15/11		1,600	1,642
Mobile IDB
Pollution Control Refunding RB (International Paper Co) Series 1994A	4.65%	12/01/11		600	605

					3,814

ARIZONA 0.2%
Pinal Cnty
COP Series 2004	4.00%	12/01/07		1,150	1,149

ARKANSAS 0.8%
Fort Smith
Sales and Use Tax Refunding and Improvement Bonds Series 2006	4.00%	09/01/14	(a)	3,310	3,328
Sales and Use Tax Refunding and Improvement Bonds Series 2006	3.95%	09/01/15	(a)	2,035	2,031

					5,359

CALIFORNIA 0.3%
California
Various Purpose GO Bonds	8.00%	11/01/07	(a)	750	755
Imperial Redevelopment Agency
Subordinate Tax Allocation Notes Series 2006	4.50%	12/01/11		1,300	1,288

					2,043

16 See financial notes

 Schwab Tax-Free YieldPlus Fund

Portfolio Holdings continued

Issuer
Project		Maturity		Face Amount	Value
Type of Security, Series	Rate	Date		($ x 1,000)	($ x 1,000)

COLORADO 1.3%
E-470 Public Highway Auth
Sr RB Series 1997A	5.25%	09/01/07	(a)	8,245	8,327

DISTRICT OF COLUMBIA 0.1%
District of Columbia HFA
Capital Program RB (Housing Auth Modernization) Series 2005	5.00%	07/01/08	(a)	1,000	1,011

FLORIDA 3.9%
Citizens Property Insurance Corp
High-Risk Account Sr Secured Refunding Bonds Series 2007A	5.00%	03/01/10	(a)	5,000	5,140
East Homestead Community Development District
Special Assessment RB Series 2006B	5.00%	05/01/11		720	709
Florida Hurricane Catastrophe Fund Finance Corp
RB Series 2006A	5.00%	07/01/09		5,000	5,112
Highlands Cnty Health Facilities Auth
Hospital RB (Adventist Health System/Sunbelt Obligated Group) Series 2005I	5.00%	11/16/09		8,150	8,306
Hospital Refunding RB (Adventist Health System/Sunbelt Obligated Group) Series 2005A	5.00%	11/15/07		525	526
Hospital Refunding RB (Adventist Health System/Sunbelt Obligated Group) Series 2005A	5.00%	11/15/09		250	254
Hospital Refunding RB (Adventist Health System/Sunbelt Obligated Group) Series 2005B	5.00%	11/15/07		900	902
Hospital Refunding RB (Adventist Health System/Sunbelt Obligated Group) Series 2005B	5.00%	11/15/09		500	508
Orlando
Capital Improvement Special RB Series 2005B	5.00%	04/01/08		2,460	2,478
University of Florida Athletic Assn
RB Series 2005	3.30%	10/01/08	(a)	1,500	1,487

					25,422

ILLINOIS 0.3%
Illinois Education Facilities Auth
RB (Univ of Chicago) Series 1998B	4.05%	07/01/09		2,000	2,009

INDIANA 0.7%
Indiana Health & Educational Facility Financing Auth
Hospital Refunding RB (Clarion Health Obligated Group) Series 2006B	5.00%	02/15/08		725	729
Hospital Refunding RB (Clarion Health Obligated Group) Series 2006B	5.00%	02/15/09		720	731
Seymour
Economic Development Refunding RB (Union Camp Corp) Series 1992	6.25%	07/01/12		2,670	2,845

					4,305

IOWA 0.2%
Iowa Finance Auth
Health Facilities Development Refunding RB (Care Initiatives) Series 2006A	5.25%	07/01/10		1,450	1,471

See financial notes 17

 Schwab Tax-Free YieldPlus Fund

Portfolio Holdings continued

Issuer
Project		Maturity		Face Amount	Value
Type of Security, Series	Rate	Date		($ x 1,000)	($ x 1,000)

KENTUCKY 1.1%
Kentucky Rural Water Finance Corp
Public Projects Construction Notes Series A1	3.70%	10/15/07		7,225	7,224

LOUISIANA 0.9%
Louisiana
GO Match Bonds Series 2006B	5.00%	07/15/11	(a)	2,000	2,090
GO Refunding Bonds Series 1998A	5.25%	04/15/09	(a)	4,000	4,075

					6,165

MASSACHUSETTS 0.7%
Massachusetts
GO Bonds Consolidated Loan Series 1992D	6.00%	05/01/08		2,275	2,308
Massachusetts Development Finance Agency
RB (Linden Ponds) Series 2007A	5.00%	11/15/10		1,000	1,002
RB (Linden Ponds) Series 2007A	5.13%	11/15/12		1,150	1,152

					4,462

MICHIGAN 1.6%
Detroit Sewage Disposal System
Second Lien RB Series 2001D2	5.50%	01/01/12	(a)	5,000	5,325
Kent Hospital Finance Auth
Refunding RB (Spectrum Health) Series 2005B	5.00%	07/15/11		5,000	5,154

					10,479

MINNESOTA 0.2%
Minnesota Municipal Power Agency
Electric RB Series 2005	3.50%	10/01/07		445	445
Electric RB Series 2005	3.50%	10/01/08		685	682

					1,127

MISSISSIPPI 0.1%
Mississippi Hospital Equipment & Facilities Auth
RB (Mississippi Baptist Health Systems) Series 2007A	5.00%	08/15/09		500	508

MISSOURI 1.5%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District
Subordinate Mass Transit Sales Tax Appropriation Bonds (Metrolink Cross Cnty Extension) Series 2005A	3.95%	10/01/09	(a)	3,000	3,000
Kansas City International Airport
General Improvement Refunding RB Series 2005H	5.00%	09/01/08		6,480	6,555

					9,555

18 See financial notes

 Schwab Tax-Free YieldPlus Fund

Portfolio Holdings continued

Issuer
Project		Maturity		Face Amount	Value
Type of Security, Series	Rate	Date		($ x 1,000)	($ x 1,000)

NEVADA 1.4%
Clark Cnty Special Improvement Dist #121
Subordinate Local Improvement Refunding Bonds (Southern Highlands) Series 2006B	4.35%	12/01/09		465	464
Subordinate Local Improvement Refunding Bonds (Southern Highlands) Series 2006B	4.50%	12/01/10		485	483
Subordinate Local Improvement Refunding Bonds (Southern Highlands) Series 2006B	4.60%	12/01/11		245	244
Henderson
Health Facility RB (Catholic Healthcare West) Series 2005B	5.00%	07/01/08		3,000	3,026
Health Facility RB (Catholic HealthCare West) Series 2007B	4.00%	07/01/12		2,000	1,960
Henderson Local Improvement District # T-18
Limited Obligation Improvement (Inspirada) Bonds	4.60%	09/01/11		2,025	1,975
North Las Vegas Special Improvement Dist # 60
Subordinate Local Improvement Refunding Bonds (Aliante) Series 2006B	4.15%	12/01/08		630	626
Subordinate Local Improvement Refunding Bonds (Aliante) Series 2006B	4.35%	12/01/09		330	326

					9,104

NEW JERSEY 2.2%
Camden
BAN Series 2006B	4.50%	09/04/07		10,423	10,423
New Jersey Economic Development Auth
School Facilities Construction Bonds Series 2005O	3.25%	03/01/08		1,100	1,096
Weehawken Township
TAN	4.50%	10/11/07		3,000	3,002

					14,521

NEW MEXICO 0.7%
Farmington
Pollution Control Refunding RB (Southern California Edison) Series 2005A	3.55%	04/01/10	(a)	4,850	4,823

NEW YORK 8.7%
Buffalo & Fort Erie Public Bridge Auth
Toll Bridge System Refunding RB Bonds Series 2005	4.00%	07/01/10	(a)	5,000	5,000
Metropolitan Transportation Auth
Commuter Facilities Service Contract Bonds Series 1997-3	7.38%	07/01/08		505	520
New York City
GO Bonds Fiscal 1997A	6.25%	08/01/08		2,000	2,015
GO Bonds Fiscal 1997H	5.90%	08/01/09		1,960	1,980
New York City IDA
Pilot RB (Yankee Stadium) Series 2006	3.48%	03/01/20	(a)	15,360	14,946
New York State Dormitory Auth
Mortgage Hospital RB (New York and Presbyterian Hospital) Series 1998	4.75%	08/01/16	(a)	7,000	7,090
State University Educational Facilities RB Series 1990C	7.38%	05/15/10		1,280	1,349
Third General Resolution RB (State Univ Educational Facilities) Series 2002B	5.25%	05/15/12	(a)	5,000	5,326

See financial notes 19

 Schwab Tax-Free YieldPlus Fund

Portfolio Holdings continued

Issuer
Project		Maturity		Face Amount	Value
Type of Security, Series	Rate	Date		($ x 1,000)	($ x 1,000)

New York State Power Auth
General Purpose Bonds Series W	6.50%	01/01/08		560	565
Patchogue-Medford Union Free SD
TAN 2007-2008	4.50%	06/27/08		10,000	10,031
Troy IDA
Civic Facility RB (Rensselaer Polytechnic Institute) Series 2002E	4.05%	09/01/11		8,000	8,062

					56,884

NORTH CAROLINA 2.5%
Fayetteville
Public Works Commission Revenue Notes Series 2005	3.55%	01/15/08	(a)	5,030	5,026
North Carolina Eastern Municipal Power Agency
Power System Refunding RB Series 1993B	7.00%	01/01/08		11,230	11,332

					16,358

NORTH DAKOTA 0.2%
Ward Cnty
Health Care Facilities RB (Trinity Obligated Group) Series 2006	5.00%	07/01/09		465	469
Health Care Facilities RB (Trinity Obligated Group) Series 2006	5.00%	07/01/11		1,000	1,017

					1,486

OHIO 1.9%
American Municipal Power-Ohio
Electricity Purchase RB (2007A Prepayment)	5.00%	02/01/11		10,000	10,241
Cleveland
COP (Cleveland Stadium) Series 1997	5.25%	11/15/10	(a)	2,500	2,557

					12,798

OREGON 0.1%
Forest Grove
Student Housing RB (Oak Tree Foundation) Series 2007	5.00%	03/01/14	(d)	465	459

PENNSYLVANIA 1.9%
Harrisburg Auth
Refunding RB Series 1998A	5.00%	09/01/21	(a)	7,055	7,172
Southcentral General Auth
Guaranteed RB Series 2001	4.50%	12/01/08	(a)	5,000	5,049

					12,221

PUERTO RICO 2.4%
Government Development Bank of Puerto Rico
CP Program	4.65%	09/04/07		5,700	5,700
CP Program	4.70%	09/06/07		3,000	3,000
CP Program	4.60%	09/10/07		2,476	2,476
CP Program	4.70%	09/14/07		4,250	4,250

					15,426

20 See financial notes

 Schwab Tax-Free YieldPlus Fund

Portfolio Holdings continued

Issuer
Project		Maturity		Face Amount	Value
Type of Security, Series	Rate	Date		($ x 1,000)	($ x 1,000)

SOUTH CAROLINA 0.8%
Richland Cnty
Environmental Improvement Refunding RB (International Paper Co) Series 2002A	4.25%	10/01/07		5,000	5,000

TENNESSEE 0.8%
Tennessee Energy Acquisition Corp
Gas Project RB Series 2006A	5.00%	09/01/09		5,000	5,078

TEXAS 4.2%
Brazos River Auth
Refunding RB (Houston Industries) Series 1998A	5.13%	05/01/19	(a)	1,750	1,793
Corpus Christi Independent SD
Unlimited Tax Refunding Bonds Series 2005	5.00%	08/15/12	(a)	2,110	2,115
Harris Cnty Health Facilities Development Corp
Hospital RB (Memorial Hermann Hospital System) Series 1998	5.25%	06/01/27	(a)	2,200	2,239
North East Independent SD
Unlimited Tax School Building Bonds Series 2007A	0.00%	08/01/09	(a)	1,500	1,393
North Texas Tollway Auth
Dallas North Tollway System Refunding RB Series 2003B	5.00%	07/01/08	(a)	3,000	3,030
Northside Independent SD
Unlimited Tax School Building Bonds Series 2007A	3.78%	06/01/09	(a)(b)	10,000	10,010
Spring Independent SD
Unlimited Tax Schoolhouse Bonds Series 2005A	5.00%	08/15/08	(a)(b)	5,000	5,060
Tarrant Cnty Cultural Education Facilities Finance Corp
RB (Buckner Retirement Services) Series 2007	5.00%	11/15/08		745	755
Tomball Hospital Auth
Refunding RB Series 2005	5.00%	07/01/09		1,205	1,210

					27,605

VIRGINIA 0.6%
Louisa IDA
Pollution Control RB (Virginia Electric & Power Co) Series 1984	3.84%	12/08/08		4,000	4,000

WASHINGTON 2.1%
Energy Northwest
Electric Refunding RB (Project 1) Series 2006A	5.00%	07/01/11		5,000	5,228
King Cnty
Limited Tax GO Bonds (Baseball Stadium) Series 1997D	5.60%	12/01/09		6,710	6,873
Washington Higher Education Facilities Auth
Refunding RB (Univ of Puget Sound) Series 2006A	5.00%	04/01/08	(a)	2,000	2,014

					14,115

Total Fixed-Rate Obligations (Cost $295,180)					294,308

See financial notes 21

 Schwab Tax-Free YieldPlus Fund

Portfolio Holdings continued

Issuer
Project		Maturity		Face Amount	Value
Type of Security, Series	Rate	Date		($ x 1,000)	($ x 1,000)

Variable-Rate Obligations 54.0% of net assets

ARIZONA 4.6%
Arizona Educational Loan Marketing Corp
RB Series 1998B	3.95%	09/13/07		600	600
Arizona Health Facilities Auth
Hospital RB (Phoenix Children’s Hospital) Series 2007A	4.95%	09/06/07		20,500	20,461
Maricopa Cnty IDA
M/F Housing RB (AHF Affordable Housing Portfolio) Series 2003B	3.99%	09/06/07		6,755	6,755
Yavapai Cnty IDA
Hospital RB (Yavapai Regional Medical Center) Series 2005	3.75%	09/04/07	(a)	2,000	2,000

					29,816

CALIFORNIA 1.3%
Association of Bay Area Governments
Refunding RB (Eskaton Properties) Series 2005	6.50%	09/05/07	(a)	1,000	1,000
California Statewide Communities Development Auth
COP (Eskaton Properties Obligated Group)	5.00%	09/13/07	(a)	7,850	7,850

					8,850

FLORIDA 4.3%
Alachua Cnty Health Facilities Auth
Refunding RB (Shands HealthCare) Series 2007B	4.46%	09/01/07		10,210	9,704
Capital Trust Agency
RB (Atlantic Housing Foundation Properties) Sr Series 2005A	4.10%	09/05/07		7,400	7,400
Gulf Breeze
Capital Funding RB Series 1997A	2.14%	09/04/07	(a)	5,095	5,318
Orange Cnty Health Facilities Auth
Hospital RB (Orlando Regional Healthcare System) Series 1999A	5.10%	09/13/07	(a)	6,025	6,025

					28,447

GEORGIA 0.3%
Burke Cnty Development Auth
Pollution Control RB (Georgia Power Co Plant Vogtle) First Series 1996	4.40%	10/03/07		2,300	2,300

ILLINOIS 0.2%
Illinois Development Finance Auth
RB (Resurrection Health Care) Series 2005D	4.70%	09/06/07		1,000	1,000

LOUISIANA 2.1%
Louisiana Public Facilities Auth
Equipment and Capital Facilities RB (Pooled Loan) Series 2002A	4.20%	09/06/07	(a)	10,810	10,810
RB (Blood Center Properties) Series 2000	4.22%	09/06/07	(a)	2,700	2,700

					13,510

22 See financial notes

 Schwab Tax-Free YieldPlus Fund

Portfolio Holdings continued

Issuer
Project		Maturity		Face Amount	Value
Type of Security, Series	Rate	Date		($ x 1,000)	($ x 1,000)

MASSACHUSETTS 6.2%
Massachusetts
GO Refunding Bonds Series 2006C	3.58%	09/01/07	(a)	10,395	9,857
GO Refunding Bonds Series 2007A	4.14%	11/01/07		25,000	24,616
Massachusetts Health & Educational Facilities Auth
RB (New England Medical Center Hospitals) Series G2	3.95%	01/02/08	(a)	6,000	6,000

					40,473

MICHIGAN 1.7%
Detroit Sewage Disposal System
Sr Lien Refunding RB Series 2006D	4.19%	10/01/07	(a)	4,890	4,838
Michigan Strategic Fund
Limited Obligation Refunding RB (Dow Chemical Co) Series 2003B1	4.22%	09/05/07		6,100	6,100

					10,938

NEBRASKA 1.7%
Central Plains Energy Project
Gas Project RB (Project 1) Series 2007B	4.24%	09/01/07		10,000	9,411
Gas Project RB (Project 1) Series 2007B	3.90%	09/04/07		2,000	1,960

					11,371

NEW JERSEY 3.7%
New Jersey Economic Development Auth
Cigarette Tax RB Series 2004	4.35%	09/06/07	(b)(c)	4,795	4,795
School Facilities Construction Bonds Series 2005O	4.15%	09/06/07	(b)(c)	9,995	9,995
School Facilities Construction Bonds Series 2006R3	3.82%	09/04/07	(a)	1,500	1,500
New Jersey Health Care Facilities Financing Auth
RB (Catholic Health East) Series 2007E	4.52%	11/15/07		8,000	7,634

					23,924

NEW YORK 2.3%
Metropolitan Transportation Auth
Transportation RB Series 2006A	4.12%	09/06/07	(b)(c)	6,250	6,250
Transportation Refunding RB Series 2002A	4.12%	09/06/07	(b)(c)	2,595	2,595
New York City
GO Bonds Fiscal 2006 Series I3	3.92%	09/04/07	(a)	4,700	4,700
GO Bonds Fiscal 2006 Series J	4.06%	09/06/07	(b)(c)	525	525
New York City Transitional Finance Auth
Recovery Bonds Fiscal 2003 Series 2A	3.90%	09/04/07	(b)	990	990

					15,060

OHIO 0.8%
Ohio Air Quality Development Auth
Refunding RB (Cincinnati Gas & Electric Co) Series 1995A	4.15%	09/05/07		5,100	5,100

See financial notes 23

 Schwab Tax-Free YieldPlus Fund

Portfolio Holdings continued

Issuer
Project		Maturity		Face Amount	Value
Type of Security, Series	Rate	Date		($ x 1,000)	($ x 1,000)

OKLAHOMA 1.2%
Tulsa Cnty Industrial Auth
M/F Housing RB (AHF Affordable Housing) Series 2003B	4.50%	09/13/07		8,000	8,000

PENNSYLVANIA 5.5%
Allegheny Cnty Hospital Development Auth
Univ of Pittsburgh Medical Center RB Series 2007A1	4.41%	11/01/07		5,000	4,935
Cumberland Cnty Municipal Auth
RB (Diakon Lutheran Social Ministries) Series 2007B	6.25%	09/27/07	(a)	5,000	5,000
Lehigh Cnty General Purpose Auth
Hospital RB (Saint Luke’s Hospital of Bethlehem) Series 2007	4.64%	11/15/07		9,965	9,049
Sayre Health Care Facilities Auth
RB (Guthrie Health) Series 2007	4.37%	09/01/07		8,500	8,138
Schuylkill Cnty IDA
Resource Recovery Refunding RB (WPS Westwood Generation)	4.20%	09/05/07		8,975	8,975

					36,097

PUERTO RICO 0.8%
Puerto Rico Sales Tax Financing Corp
Sales Tax RB Series 2007A	4.10%	09/06/07	(b)(c)	5,197	5,197

SOUTH CAROLINA 1.5%
South Carolina Jobs EDA
Hospital Improvement RB (Palmetto Health) Series 2007	4.70%	09/06/07		10,000	10,000

TENNESSEE 2.9%
Shelby Cnty Health, Education & Housing Facility Board
RB (Baptist Memorial Health Care) Series 2004A	5.00%	10/01/08		19,000	19,213

TEXAS 11.1%
Capital Area Housing Finance Corp
M/F Housing RB (AHF Affordable Housing) Series 2003A	2.94%	09/06/07		12,715	12,715
Housing Options
M/F Housing RB (AHF Affordable Housing) Series 2003A	4.40%	09/13/07		4,000	4,000
Texas Municipal Gas Acquisition & Supply Corp I
Gas Supply RB Sr Lien Series 2006B	3.92%	09/15/07		14,815	14,572
Gas Supply RB Sr Lien Series 2006B	4.14%	09/15/07		2,000	1,917
Gas Supply RB Sr Lien Series 2006B	4.29%	09/15/07		15,000	14,214
Texas Municipal Gas Acquisition & Supply Corp II
Gas Supply RB Series 2007B	4.50%	09/06/07		25,000	25,000

					72,418

WASHINGTON 1.8%
Washington Health Care Facilities Auth
RB (Overlake Hospital Medical Center) Series 2005C1	5.75%	09/19/07	(a)	8,325	8,325
RB Series 2000	6.75%	10/03/07	(a)	2,000	2,000

24 See financial notes

 Schwab Tax-Free YieldPlus Fund

Portfolio Holdings continued

Issuer
Project		Maturity		Face Amount	Value
Type of Security, Series	Rate	Date		($ x 1,000)	($ x 1,000)

Washington Public Power Supply System
Refunding RB (Nuclear Project No.1) Series 1993A	3.90%	01/02/08	(a)	1,400	1,400

					11,725

WEST VIRGINIA 0.0%
West Virginia State Hospital Fin Auth
RB (Charleston Area Medical Center) Series 2002A	4.09%	09/06/07	(a)	125	125

Total Variable-Rate Obligations (Cost $358,613)					353,564

End of Investments.

At 08/31/07, the tax basis cost of the fund’s investments was $653,782 and the unrealized appreciation and depreciation was $247 and ($6,157), respectively, with a net unrealized depreciation of ($5,910).

(a)	Credit-enhanced security.
(b)	Liquidity-enhanced security.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $29,357 or 4.5% of net assets.
(d)	Illiquid and/or restricted security.

BAN	— Bond anticipation note
COP	— Certificate of participation
GO	— General obligation
HFA	— Housing finance agency
IDA	— Industrial development authority
IDB	— Industrial development board
RB	— Revenue bond
TAN	— Tax anticipation note

See financial notes 25

 Schwab Tax-Free YieldPlus Fund

Statement of
Assets and Liabilities
As of August 31, 2007. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $653,793)		$647,872
Cash		987
Receivables:
Investments sold		3,065
Interest		6,235
Fund shares sold		757
Prepaid expenses	+	3

Total assets		658,919

Liabilities
Payables:
Investments bought		2,000
Investment adviser and administrator fees		42
Transfer agent and shareholder services fees		5
Fund shares redeemed		2,173
Due to brokers		403
Distributions to shareholders		22
Accrued expenses	+	59

Total liabilities		4,704

Net Assets
Total assets		658,919
Total liabilities	−	4,704

Net assets		$654,215
Net Assets by Source
Capital received from investors		661,557
Distributions in excess of net investment income		(2)
Net realized capital losses		(1,419)
Net unrealized capital losses		(5,921)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$654,215		66,262		$9.87

26 See financial notes

 Schwab Tax-Free YieldPlus Fund

Statement of
Operations
For September 1, 2006 through August 31, 2007. All numbers are x 1,000.

Investment Income
Interest		$21,833

Net Realized Gains and Losses
Net realized losses on investments		(591)
Net realized losses on futures contracts	+	(659)

Net realized losses		(1,250)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(5,213)
Net unrealized gains on futures contracts	+	285

Net unrealized losses		(4,928)

Expenses
Investment adviser and administrator fees		1,960
Transfer agent and shareholder service fees:
Investor Shares [1]		57
Select Shares		547
Registration fees		168
Portfolio accounting fees		48
Shareholder reports		47
Professional fees		39
Custodian fees		24
Trustees’ fees		13
Overdraft expense		2
Other expenses	+	5

Total expenses		2,910
Expense reduction by adviser and Schwab	−	95
Custody credits	−	15

Net expenses		2,800

Increase in Net Assets from Operations
Total investment income		21,833
Net expenses	−	2,800

Net investment income		19,033
Net realized losses		(1,250)
Net unrealized losses	+	(4,928)

Increase in net assets from operations		$12,855

[1]	Effective on August 6, 2007, all outstanding Investor Shares were converted into Select Shares.

See financial notes 27

 Schwab Tax-Free YieldPlus Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		9/1/06-8/31/07	9/1/05-8/31/06
Net investment income		$19,033	$11,549
Net realized losses		(1,250)	(239)
Net unrealized losses	+	(4,928)	(4)

Increase in net assets from operations		12,855	11,306

Distributions to Shareholders[1]
Distributions from net investment income
Investor Shares		728	682
Select Shares	+	18,289	10,853

Total distributions from net investment income		$19,017	$11,535

Transactions in Fund Shares[1]

		9/1/06-8/31/07		9/1/05-8/31/06
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		1,612	$16,047	1,677	$16,713
Select Shares	+	75,266	774,721	45,102	449,155

Total shares sold		76,878	$790,768	46,779	$465,868

Shares Reinvested
Investor Shares		57	$571	55	$544
Select Shares	+	1,393	13,856	857	8,541

Total shares reinvested		1,450	$14,427	912	$9,085

Shares Redeemed
Investor Shares		(4,074)	($40,680)	(2,322)	($23,139)
Select Shares	+	(59,428)	(616,692)	(40,513)	(403,524)

Total shares redeemed		(63,502)	($657,372)	(42,835)	($426,663)

Net transactions in fund shares		14,826	$147,823	4,856	$48,290

Shares Outstanding and Net Assets

		9/1/06-8/31/07		9/1/05-8/31/06
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		51,436	$512,554	46,580	$464,493
Total increase	+	14,826	141,661	4,856	48,061

End of period		66,262	$654,215	51,436	$512,554

Distributions in excess of net investment income			($2)		$-

[1]	Effective on August 6, 2007, all outstanding Investor Shares (2,576 shares valued at $25,765) were converted into Select Shares.

28 See financial notes

Schwab Tax-Free Bond Fundtm

Financial Statements

Financial Highlights

	9/1/06-	9/1/05-	9/1/04-	9/1/03-	9/1/02-
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03

Per Share Data ($)

Net asset value at beginning of period	11.10	11.25	11.33	11.04	11.05

Income from investment operations:
Net investment income	0.44	0.44	0.45	0.45	0.45
Net realized and unrealized gains or losses	(0.35)	(0.15)	(0.08)	0.29	(0.01)

Total income from investment operations	0.09	0.29	0.37	0.74	0.44
Less distributions:
Distributions from net investment income	(0.44)	(0.44)	(0.45)	(0.45)	(0.45)

Net asset value at end of period	10.75	11.10	11.25	11.33	11.04

Total return (%)	0.82	2.70	3.29	6.77	4.01

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.59	0.65	0.65	0.65	0.62
Gross operating expenses	0.70	0.69	0.66	0.66	0.65
Net investment income	4.03	4.01	3.98	4.00	4.06
Portfolio turnover rate	29	23	1	10	22
Net assets, end of period ($ x 1,000,000)	93	92	93	83	81

See financial notes 29

 Schwab Tax-Free Bond Fund

Portfolio Holdings as of August 31, 2007

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity date shown is the next interest rate change date.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

91.7%	Fixed-Rate Obligations	85,623	85,603
6.6%	Variable-Rate Obligations	6,195	6,198

98.3%	Total Investments	91,818	91,801
1.7%	Other Assets and Liabilities		1,552

100.0%	Net Assets		93,353

Issuer
Project		Maturity		Face Amount	Value
Type of Security, Series	Rate	Date		($ x 1,000)	($ x 1,000)

Fixed-Rate Obligations 91.7% of net assets

CALIFORNIA 8.5%
California
GO Refunding Bonds	4.50%	08/01/30		2,000	1,872
Los Angeles Municipal Improvement Corp
Lease RB (Police Headquarters Facilities) Series 2006A	4.75%	01/01/31	(a)	2,000	1,964
Oak Valley Hospital District
GO Bonds (Election of 2004) Series 2005	5.00%	07/01/29	(a)	2,065	2,105
State Public Works Board
Lease Refunding RB (Dept of Health Services-Richmond Laboratory) Series 2005K	5.00%	11/01/24		2,000	2,027

					7,968

COLORADO 4.5%
Colorado Dept of Transportation
RAN Series 2002B	5.50%	06/15/15	(a)	2,000	2,213
Denver Convention Center Hotel Auth
Sr Refunding RB Series 2006	5.00%	12/01/30	(a)	2,000	2,019

					4,232

DISTRICT OF COLUMBIA 2.3%
District of Columbia
COP Series 2003	5.50%	01/01/17	(a)	2,000	2,153

GEORGIA 1.3%
Fulton Cnty Development Auth
RB (Tuff Morehouse) Series 2002A	5.50%	02/01/22	(a)	1,180	1,248

30 See financial notes

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer
Project		Maturity		Face Amount	Value
Type of Security, Series	Rate	Date		($ x 1,000)	($ x 1,000)

ILLINOIS 2.2%
Chicago
O’Hare International Airport General Airport Third Lien RB Series 2005A	5.00%	01/01/29	(a)	2,000	2,022

INDIANA 1.1%
Marion Cnty Convention & Recreational Facilities Auth
Excise Taxes Lease Refunding Sr RB Series 2001A	5.00%	06/01/21	(a)	1,000	1,023

KENTUCKY 1.1%
Jefferson Cnty
Health Facilities RB (University Medical Center) Series 1997	5.25%	07/01/22	(a)	1,000	1,011

LOUISIANA 2.2%
Louisiana Citizens Property Insurance Corp
Assessment RB Series 2006B	5.00%	06/01/23	(a)	2,000	2,048

MARYLAND 1.4%
Baltimore
Convention Center Hotel RB Sr Series 2006A	5.25%	09/01/23	(a)	1,000	1,060
Maryland Housing & Community Development Dept
RB Series 1996A	5.88%	07/01/16		225	227

					1,287

MASSACHUSETTS 3.5%
Massachusetts Bay Transportation Auth
Sr Sales Tax Bonds Series 2005B	5.50%	07/01/23	(a)	2,000	2,222
Massachusetts Development Finance Agency
RB (Linden Ponds Inc Facility) Series 2007A	5.25%	11/15/15		1,000	1,003

					3,225

MICHIGAN 5.3%
Delta Cnty Economic Development Corp
Environmental Improvement Refunding RB (MeadWestvaco-Escanaba Paper Co) Series 2002	6.25%	04/15/12		1,000	1,103
Detroit
Water Supply System Refunding Sr Lien RB Series 2003C	5.25%	07/01/16	(a)	2,620	2,789
Wayne Cnty Community College
Improvement Bonds Series 1999	5.50%	07/01/19	(a)	1,000	1,036

					4,928

NEVADA 8.0%
Clark Cnty SD
GO (Limited Tax) Refunding Bonds Series 2007A	5.00%	06/15/22	(a)	3,000	3,147
Nevada
Highway Improvement (Motor Vehicle Fuel Tax) RB Series 2004	5.50%	12/01/18	(a)	2,000	2,174

See financial notes 31

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer
Project		Maturity		Face Amount	Value
Type of Security, Series	Rate	Date		($ x 1,000)	($ x 1,000)

Nevada Dept of Business & Industry
RB (Las Vegas Monorail) First Tier Series 2000	5.63%	01/01/32	(a)	2,000	2,105

					7,426

NEW JERSEY 1.6%
Washington (Township) Board of Education
Refunding School Bonds	5.25%	01/01/27	(a)	1,400	1,517

NEW YORK 6.0%
Hudson Yards Infrastructure Corp
Sr RB Fiscal 2007 Series A	5.00%	02/15/47	(a)	1,000	1,010
Metropolitan Transportation Auth
Refunding RB Series 2002A	5.50%	11/15/18	(a)	2,000	2,140
New York City
GO Bonds Fiscal 2002 Series G	5.75%	08/01/16		965	1,040
New York City Municipal Water Finance Auth
Water & Sewer System RB Series A	4.50%	06/15/37		1,500	1,398

					5,588

NORTH CAROLINA 3.0%
North Carolina Medical Care Commission
Health System RB (Mission Health Combined Group) Series 2007	4.50%	10/01/26		3,000	2,804

OREGON 4.9%
Columbia River Peoples Utility District
Electric System Revenue Obligations Series 2000B	5.50%	12/01/10	(a)	1,180	1,245
Forest Grove
Student Housing RB (Oak Tree Foundation) Series 2007	5.00%	03/01/14	(b)	1,000	987
Morrow Cnty SD
GO Bonds Series 2001	5.63%	06/15/11	(a)	2,235	2,388

					4,620

PENNSYLVANIA 3.6%
Philadelphia Hospital & Higher Educational Facilities Auth
Hospital RB (Children’s Hospital of Philadelphia) Series 2007A	4.50%	07/01/33		2,000	1,845
Seneca Valley Unified SD
GO Refunding Bonds Series 1998AA	5.15%	02/15/20	(a)	1,500	1,507

					3,352

RHODE ISLAND 0.0%
Rhode Island Housing & Mortgage Finance Corp
Homeownership Opportunity Bonds Series 10A	6.50%	10/01/22		20	20

TEXAS 12.5%
Austin Combined Utilities
Refunding RB Series 1997	5.13%	11/15/16	(a)	3,000	3,006
Harris Cnty
Permanent Improvement Refunding Bonds Series 2004A	5.00%	10/01/18		1,885	1,975

32 See financial notes

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer
Project		Maturity		Face Amount	Value
Type of Security, Series	Rate	Date		($ x 1,000)	($ x 1,000)

Harris Cnty Hospital District
Refunding RB Series 2000	6.00%	08/15/10	(a)	1,000	1,065
Houston Combined Utility System
First Lien Refunding RB Series 2007A	5.00%	11/15/33	(a)	2,000	2,033
Texas Municipal Gas Acquisition & Supply Corp I
Gas Supply RB Sr Lien Series 2006A	5.25%	12/15/26		2,000	2,022
Texas Public Finance Auth
Refunding RB (Texas Southern University) Series 1998A1	4.75%	11/01/17	(a)	1,545	1,560

					11,661

VERMONT 3.7%
Vermont Education & Health Buildings Financing Agency
Hospital RB (Fletcher Allen Health Care) Series 2000A	6.00%	12/01/23	(a)	2,000	2,139
Hospital RB (Fletcher Allen Health Care) Series 2007A	4.75%	12/01/36		1,500	1,316

					3,455

WASHINGTON 10.6%
Kent SD No.415
Unlimited Tax GO Refunding Bonds Series 1993A	5.55%	12/01/11		500	534
North Kitsap SD No.400
Unlimited Tax GO Refunding Bonds Series 2005	5.13%	12/01/18	(a)	1,850	1,965
Ocean Shores
Water & Sewer RB Series 2001	5.50%	06/01/11	(a)	2,000	2,127
Washington Health Care Facilities Auth
RB (Catholic Health Initiatives) Series A	6.00%	12/01/20	(a)	3,000	3,195
RB (Swedish Health System) Series 1998	5.13%	11/15/18	(a)	2,000	2,044

					9,865

WISCONSIN 4.4%
Wisconsin
GO Bonds Series 2005D	5.00%	05/01/21		4,000	4,150

Total Fixed-Rate Obligations (Cost $85,623)					85,603

Variable-Rate Obligations 6.6% of net assets

ARIZONA 1.1%
Arizona Health Facilities Auth
Hospital RB (Phoenix Children’s Hospital) Series 2007A	4.95%	09/06/07		1,060	1,058

CALIFORNIA 3.5%
Dept of Water Resources
Power Supply RB Series 2002B2	3.95%	09/04/07	(a)	3,300	3,300

TENNESSEE 0.4%
Clarksville Public Build Auth
Pooled Financing RB Series 2001	3.96%	09/04/07	(a)	340	340

See financial notes 33

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer
Project		Maturity	Face Amount	Value
Type of Security, Series	Rate	Date	($ x 1,000)	($ x 1,000)

WASHINGTON 1.6%
Washington Health Care Facilities Auth
RB (Overlake Hospital Medical Center) Series 2005C1	5.75%	09/19/07 (a)	1,500	1,500

Total Variable-Rate Obligations (Cost $6,195)				6,198

End of Investments.

At 08/31/07, the tax basis cost of the fund’s investments was $91,775 and the unrealized appreciation and depreciation was $1,586 and ($1,560), respectively, with a net appreciation of $26.

(a)	Credit-enhanced security.
(b)	Illiquid and/or restricted security.

COP	— Certificate of participation
GO	— General obligation
RAN	— Revenue anticipation note
RB	— Revenue bond
SD	— School district

34 See financial notes

 Schwab Tax-Free Bond Fund

Statement of
Assets and Liabilities
As of August 31, 2007. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $91,818)		$91,801
Cash		674
Receivables:
Interest		1,045
Fund shares sold		5
Prepaid expenses	+	1

Total assets		93,526

Liabilities
Payables:
Investment adviser and administrator fees		3
Transfer agent and shareholder services fees		1
Fund shares redeemed		132
Distribution to shareholders		1
Accrued expenses	+	36

Total liabilities		173

Net Assets
Total assets		93,526
Total liabilities	−	173

Net assets		$93,353
Net Assets by Source
Capital received from investors		93,911
Net investment income not yet distributed		41
Net realized capital losses		(582)
Net unrealized capital losses		(17)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$93,353		8,682		$10.75

See financial notes 35

 Schwab Tax-Free Bond Fund

Statement of
Operations
For September 1, 2006 through August 31, 2007. All numbers are x 1,000.

Investment Income
Interest		$4,323

Net Realized Gains and Losses
Net realized gains on investments		402

Net Unrealized Gains and Losses
Net unrealized losses on investments		(3,453)

Expenses
Investment adviser and administrator fees		281
Transfer agent and shareholder service fees		234
Portfolio accounting fees		41
Registration fees		28
Professional fees		28
Shareholder reports		26
Trustees’ fees		10
Custodian fees		3
Other expenses	+	2

Total expenses		653
Expense reduction by adviser and Schwab	−	93
Custody credits	−	7

Net expenses		553

Increase in Net Assets from Operations
Total investment income		4,323
Net expenses	−	553

Net investment income		3,770
Net realized gains		402
Net unrealized losses	+	(3,453)

Increase in net assets from operations		$719

36 See financial notes

 Schwab Tax-Free Bond Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		9/1/06-8/31/07	9/1/05-8/31/06
Net investment income		$3,770	$3,705
Net realized gains		402	638
Net unrealized losses	+	(3,453)	(1,947)

Increase in net assets from operations		719	2,396

Distributions to Shareholders
Distributions from net investment income		$3,768	$3,703

Transactions in Fund Shares

		9/1/06-8/31/07		9/1/05-8/31/06
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,361	$25,991	2,417	$26,801
Shares reinvested		225	2,484	238	2,626
Shares redeemed	+	(2,189)	(24,064)	(2,615)	(28,923)

Net transactions in fund shares		397	$4,411	40	$504

Shares Outstanding and Net Assets

		9/1/06-8/31/07		9/1/05-8/31/06
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		8,285	$91,991	8,245	$92,794
Total increase or decrease	+	397	1,362	40	(803)

End of period		8,682	$93,353	8,285	$91,991

Net investment income not yet distributed			$41		$145

See financial notes 37

Schwab California Tax-Free YieldPlus Fundtm

Financial Statements

Financial Highlights

	9/1/06-	9/1/05-	12/16/04[2]
	8/31/2007[1]	8/31/06	8/31/05

Per Share Data ($)

Net asset value at beginning of period	9.98	9.95	10.00

Income from investment operations:
Net investment income	0.32	0.27	0.15
Net realized and unrealized gains or losses	(0.11)	0.03	(0.05)

Total income from investment operations	0.21	0.30	0.10
Less distributions:
Distributions from net investment income	(0.32)	(0.27)	(0.15)

Net asset value at end of period	9.87	9.98	9.95

Total return (%)	2.16	3.06	1.03	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.45	0.46	0.28	[4]
Gross operating expenses	0.45	0.46	0.51	[4]
Net investment income	3.26	2.74	2.21	[4]
Portfolio turnover rate	38	70	52	[3]
Net assets, end of period ($ x 1,000,000)	1,053	768	516
1 Effective on August 6, 2007, all outstanding Investor Shares were converted into Select Shares. The figures in the Financial Highlights reflect only the remaining share class.
2 Commencement of operations.
3 Not annualized.
4 Annualized.

38 See financial notes

 Schwab California Tax-Free YieldPlus Fund

Portfolio Holdings as of August 31, 2007

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity date shown is the next interest rate change date.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

37.6%	Fixed-Rate Obligations	395,656	396,522
60.2%	Variable-Rate Obligations	644,773	633,496

97.8%	Total Investments	1,040,429	1,030,018
2.2%	Other Assets and Liabilities		23,278

100.0%	Net Assets		1,053,296

Issuer
Project		Maturity		Face Amount	Value
Type of Security, Series	Rate	Date		($ x 1,000)	($ x 1,000)

Fixed-Rate Obligations 37.6% of net assets

CALIFORNIA 33.5%
Alameda Public Financing Auth
RB (1997 RB Refinancing) Series 1999	4.95%	09/02/07		2,065	2,065
Association of Bay Area Governments
RB (Georgiana Bruce Kirby Preparatory School) Series 2007	3.85%	02/01/12	(a)	4,000	4,000
Bay Area Toll Auth
San Francisco Bay Area Toll Bridge RB Series 2006F	5.00%	04/01/09	(d)	5,815	5,940
California
Economic Recovery Bonds Series 2004A	5.25%	07/01/13	(d)	52,415	56,405
Federal Highway Grant Anticipation Bonds Series 2004A	5.00%	02/01/08	(a)(d)	1,360	1,368
GO Refunding Bonds Series 2005	5.00%	05/01/12	(d)	7,065	7,433
Various Purpose GO Bonds	6.60%	02/01/09		14,505	15,100
Various Purpose GO Bonds	5.00%	10/01/13		6,200	6,590
Various Purpose GO Bonds	5.25%	02/01/14		8,355	8,935
Various Purpose GO Bonds	5.00%	03/01/14		11,300	11,993
Various Purpose GO Bonds	5.00%	08/01/14		12,400	13,203
California Dept of Water Resources
Power Supply RB Series 2002A	5.50%	05/01/08	(d)	12,720	12,872
Power Supply RB Series 2002A	5.50%	05/01/09	(d)	2,000	2,059
California Health Facilities Finance Auth
RB (Catholic Healthcare West) Series 2005G	5.00%	07/01/09	(d)	1,755	1,787

RB (Catholic Healthcare West) Series 2005G	5.00%	07/01/10	(d)	2,000	2,045
Refunding RB (Cedars-Sinai Medical Center) Series 2005	5.00%	11/15/08	(d)	1,000	1,015
Refunding RB (Cedars-Sinai Medical Center) Series 2005	5.00%	11/15/10	(d)	2,035	2,094
California Infrastructure and Economic Development Bank
RB (J. David Gladstone Institutes) Series 2001	4.00%	10/01/07	(d)	2,000	2,000

See financial notes 39

 Schwab California Tax-Free YieldPlus Fund

Portfolio Holdings continued

Issuer
Project		Maturity		Face Amount	Value
Type of Security, Series	Rate	Date		($ x 1,000)	($ x 1,000)

California Public Works Board
Lease RB (Butterfield State Office Complex) Series 2005A	5.00%	06/01/08	(d)	4,515	4,559
Lease RB (Butterfield State Office Complex) Series 2005A	5.00%	06/01/09	(d)	1,940	1,984
Lease RB (Dept of Corrections) Series 2003C	5.00%	06/01/12	(d)	5,000	5,253
Lease Refunding RB (Dept of Corrections) Series 2004D	4.50%	12/01/07	(a)(d)	3,550	3,557
California State University Trustees
Trustees Systemwide RB Series 2005C	4.00%	11/01/08	(d)	2,050	2,056
Trustees Systemwide RB Series 2005C	4.00%	11/01/09	(d)	3,015	3,032
California Statewide Communities Development Auth
Pollution Control Refunding RB (Southern California Edison Co) Series A	4.10%	04/01/13	(a)(d)	2,000	2,022
RB (Daughters of Charity Health System) Series 2005F	5.00%	07/01/08	(d)	1,240	1,248
RB (Daughters of Charity Health System) Series 2005F	5.00%	07/01/09	(d)	3,065	3,109
RB (Daughters of Charity Health System) Series 2005F	5.00%	07/01/10	(d)	2,455	2,505
RB (Daughters of Charity Health System) Series 2005G	5.25%	07/01/11	(d)	895	926
RB (Huntington Memorial Hospital) Series 2005	5.00%	07/01/09	(d)	3,250	3,307
RB (Kaiser Permanente) Series 2002E	4.70%	06/01/09	(d)	5,355	5,405
Student Housing RB (CHF-Irvine LLC-East Campus Apts) Series 2004	5.50%	05/15/08		400	404
Student Housing RB (CHF-Irvine LLC-East Campus Apts) Series 2004	5.50%	05/15/09		660	669
Student Housing RB (CHF-Irvine LLC-East Campus Apts) Series 2004	5.50%	05/15/10	(d)	900	917
Student Housing RB (CHF-Irvine LLC-East Campus Apts) Series 2004	5.50%	05/15/11	(d)	1,160	1,185
Student Housing RB (CHF-Irvine LLC-East Campus Apts) Series 2004	5.50%	05/15/12	(d)	1,450	1,484
Chula Vista Public Financing Auth
Refunding RB Series 2005A	4.00%	09/01/12	(a)(d)	2,980	3,031
Del Mar Race Track Auth
RB Series 2005	5.00%	08/15/08		550	554
RB Series 2005	5.00%	08/15/09		500	506
RB Series 2005	5.00%	08/15/10		1,415	1,440
Golden State Tobacco Securitization Corp
Enhanced Tobacco Settlement Asset-Backed Bonds Series 2003B	5.50%	06/01/13	(d)	16,675	18,096
Enhanced Tobacco Settlement Asset-Backed Bonds Series 2003B	5.63%	06/01/13	(d)	27,915	30,473
Enhanced Tobacco Settlement Asset-Backed Bonds Series 2005A	5.00%	06/01/17	(d)	5,500	5,517
Enhanced Tobacco Settlement Asset-Backed Bonds Series 2005A	5.00%	06/01/18	(d)	4,190	4,221
Enhanced Tobacco Settlement Asset-Backed Bonds Series 2005A	5.00%	06/01/19		11,920	12,078
Imperial Redevelopment Agency
Subordinate Tax Allocation Notes Series 2006	4.50%	12/01/11	(d)	2,000	1,981
Indio Public Financing Authority
Lease RB Series 2007B	3.80%	11/01/12	(a)(b)	5,000	5,007
Los Angeles
TRAN Series 2007	4.50%	06/30/08		25,000	25,180
Los Angeles Cnty Metropolitan Transportation Auth
Sales Tax RB (Prop C) Second Sr Series 2004A	5.00%	07/01/10	(a)(d)	3,390	3,514
Sales Tax Refunding RB (Prop C) Second Sr Series 1998A	5.50%	07/01/10	(a)(d)	2,485	2,609

40 See financial notes

 Schwab California Tax-Free YieldPlus Fund

Portfolio Holdings continued

Issuer
Project		Maturity		Face Amount	Value
Type of Security, Series	Rate	Date		($ x 1,000)	($ x 1,000)

Los Angeles Cnty Public Works Financing Auth
Lease Refunding RB (2005 Master Refunding) Series A	5.00%	12/01/08	(a)(d)	1,000	1,017
Los Angeles Community Redevelopment Agency
Pooled Financing Refunding Bonds Series F	5.00%	09/01/07	(a)	810	810
Orange Cnty Public Financing Auth
Lease Refunding RB Series 2005	5.00%	07/01/10	(a)(d)	7,155	7,417
Perris Public Financing Auth
2006 Tax Allocation RB	4.40%	10/01/10	(d)	480	478
2006 Tax Allocation RB	4.55%	10/01/11	(d)	520	518
2006 Tax Allocation RB	4.65%	10/01/12	(d)	545	543
Rancho Cordova
Special Tax Bonds Series 2007	4.50%	09/01/15		1,200	1,185
Redding Joint Powers Financing Auth
Electric System RB Series 1996A	5.50%	06/01/11	(a)	2,000	2,022
Roseville Natural Gas Financing Auth
RB Series 2007	4.00%	02/15/09	(d)	1,500	1,496
RB Series 2007	5.00%	02/15/11	(d)	1,000	1,024
Sacramento Municipal Utility District
Electric Refunding RB Series 1997L	5.00%	07/01/11	(a)(d)	2,500	2,552
San Diego Cnty
COP (Burnham Institute for Medical Research) Series 2006	5.00%	09/01/09	(d)	1,085	1,095
COP (Burnham Institute for Medical Research) Series 2006	5.00%	09/01/10	(d)	1,000	1,011
San Francisco State University
Student Housing RB (Auxiliary Organization) Series 1999	5.00%	07/01/08		400	404
Santa Barbara Redevelopment Agency
Tax Allocation Refunding Bonds (Central City Redevelopment) Sr Series 1995A	6.00%	03/01/08	(a)(d)	1,535	1,553
Santa Clara
Insurance Funding Bonds Series 1987	3.00%	04/01/08	(a)(d)	5,000	4,983
Sonoma Cnty Junior College Dist
GO Bonds (Election of 2002) Series B	3.83%	09/06/07	(a)(b)(c)	4,960	4,960
Western Placer Unified SD
COP (School Facilities) Series 2006B	3.63%	12/01/09	(a)(b)(d)	6,000	5,981

					353,782

PUERTO RICO 4.1%
Government Development Bank of Puerto Rico
CP Program	4.65%	09/04/07		3,700	3,700
CP Program	4.70%	09/06/07		9,000	9,000
CP Program	4.60%	09/10/07		8,851	8,851
CP Program	4.70%	09/14/07		3,750	3,750
Puerto Rico
Public Improvement Refunding Bonds Series 2003C	5.00%	07/01/08		4,800	4,842
Puerto Rico Public Buildings Auth
Government Facilities RB Series B	5.00%	07/01/09	(a)	1,000	1,016
Government Facilities Refunding RB Series J	5.00%	07/01/12	(a)(d)	11,000	11,581

					42,740

Total Fixed-Rate Obligations (Cost $395,656)					396,522

See financial notes 41

 Schwab California Tax-Free YieldPlus Fund

Portfolio Holdings continued

Issuer
Project		Maturity		Face Amount	Value
Type of Security, Series	Rate	Date		($ x 1,000)	($ x 1,000)

Variable-Rate Obligations 60.2% of net assets

CALIFORNIA 45.3%
Association of Bay Area Governments
Refunding RB (Casa De Las Campanas) Series 2007A	6.00%	09/06/07	(a)(b)	14,350	14,350
Refunding RB (Eskaton Properties) Series 2005	6.50%	09/06/07	(a)	1,000	1,000
California
Economic Recovery Bonds Series 2004C5	3.79%	09/04/07	(b)	570	570
GO Refunding Bonds	4.11%	09/06/07	(b)(c)	13,285	13,285
GO Refunding Bonds Series 2007	4.03%	09/06/07	(a)(b)(c)	14,000	14,000
Various Purpose GO Bonds	3.98%	09/06/07	(a)(b)(c)	6,830	6,830
Various Purpose GO Bonds	4.11%	09/06/07	(b)(c)(d)	10,060	10,060
Various Purpose GO Bonds	4.11%	09/07/07	(b)(c)	26,290	26,290
California Dept of Water Resources
Power Supply RB Series 2002B2	3.95%	09/04/07	(a)	1,550	1,550
Power Supply RB Series 2002C4	4.05%	09/06/07	(a)	1,000	1,000
Power Supply RB Series 2005F3	3.88%	09/04/07	(a)	800	800
California Statewide Communities Development Auth
COP (Eskaton Properties Obligated Group)	5.00%	09/13/07	(a)	14,500	14,500
RB (Kaiser Permanente) Series 2007B	4.37%	10/01/07		42,000	37,814
RB (Redlands Community Hospital) Series 2005B	4.75%	09/06/07	(a)	2,350	2,350
RB (Sutter Health) Series 2003A	4.03%	09/06/07	(a)(b)(c)	3,645	3,645
Golden State Tobacco Securitization Corp
Enhanced Tobacco Settlement Asset-Backed Bonds Series 2005A	3.99%	09/06/07	(a)(b)(c)	16,570	16,570
Tobacco Settlement Asset-Backed Bonds Series 2007A1	3.99%	09/06/07	(a)(b)(c)	8,000	8,000
Modesto Irrigation District Financing Auth
Domestic Water Project RB Series 2007F	4.16%	09/04/07	(a)	11,685	11,545
Modesto Public Financing Auth
Leasing Refunding and Capital Improvement Bonds	3.70%	09/03/08	(a)	24,675	24,675
Northern California Gas Auth No.1
Gas Project RB Series 2007B	4.31%	10/01/07		50,000	46,470
Sacramento Cnty Sanitation District Financing Auth
Refunding RB Series 2007B	4.12%	09/04/07	(a)	30,000	29,368
Sacramento Cnty Water Finance Auth
RB Series 2007B	4.14%	09/03/07	(a)	50,000	49,206
Sacramento Finance Auth
Refunding RB (Master Lease Program Facilities) Series 2006E	4.03%	09/06/07	(a)(b)(c)	11,070	11,070
San Diego Public Facilities Financing Auth
Subordinate Sewer Revenue Notes Series 2007	3.99%	09/06/07	(a)(b)(c)	50,000	50,000
San Jose Redevelopment Agency
Tax Allocation Bonds (Merged Area Redevelopment) Series 2006D	4.03%	09/06/07	(a)(b)(c)	10,000	10,000
Tax Allocation Bonds (Merged Area Redevelopment) Series 2006D	4.03%	09/06/07	(a)(b)(c)	6,000	6,000
San Mateo Community College Dist
GO Bonds (Election of 2005) Series 2006B	4.03%	09/06/07	(b)(c)	16,132	16,132
Santa Clara Valley Transportation Auth
Sales Tax RB (2000 Measure A) Series 2006F	3.60%	11/06/07	(a)	20,000	20,000
University of California
General RB Series 2007J	3.98%	09/06/07	(a)(b)(c)	15,365	15,365

42 See financial notes

 Schwab California Tax-Free YieldPlus Fund

Portfolio Holdings continued

Issuer
Project		Maturity		Face Amount	Value
Type of Security, Series	Rate	Date		($ x 1,000)	($ x 1,000)

Whittier
Refunding RB (Whittier College) Series 2004	5.90%	09/06/07	(a)(b)	14,500	14,500

					476,945

PUERTO RICO 14.9%
Puerto Rico
Public Improvement & Refunding Bonds Series 2000	3.98%	09/06/07	(a)(b)(c)	1,135	1,135
Public Improvement Bonds Series 1996	3.75%	01/02/08	(a)	12,900	12,900
Public Improvement Bonds Series 2001A	3.97%	09/06/07	(a)(b)(c)(d)	1,235	1,235
Public Improvement Refunding Bonds Series 2002A	4.03%	09/06/07	(a)(b)(c)	4,000	4,000
Public Improvement Refunding Bonds Series 2006A	3.98%	09/06/07	(a)(b)(c)	100	100
Puerto Rico Aqueduct & Sewer Auth
BAN Series 2007B	4.03%	09/06/07	(a)(b)(c)	7,000	7,000
Refunding Bonds Series 1995	3.75%	01/02/08	(a)	2,000	2,000
Puerto Rico Electric Power Auth
Power Refunding RB Series UU	4.11%	10/01/07	(a)	5,000	4,901
Refunding RB Series UU	4.00%	09/02/07	(a)(b)(c)	13,760	13,760
Puerto Rico Highway & Transportation Auth
Transportation Refunding RB Series N	4.12%	10/01/07	(a)	30,000	29,154
Transportation Refunding RB Series N	4.12%	10/01/07	(a)	38,250	37,119
Puerto Rico Public Buildings Auth
Refunding RB Series L	4.00%	09/06/07	(a)(b)(c)	4,000	4,000
Puerto Rico Sales Tax Financing Corp
Sales Tax RB Series 2007A	4.03%	09/06/07	(a)(b)(c)	4,500	4,500
Sales Tax RB Series 2007A	4.10%	09/06/07	(b)(c)	27,247	27,247
Sales Tax RB Series 2007A	4.15%	09/06/07	(b)(c)	7,500	7,500

					156,551

Total Variable-Rate Obligations (Cost $644,773)					633,496

End of Investments.

At 08/31/07 the tax basis cost of the fund’s investments was $1,040,429 and the unrealized appreciation and depreciation were $1,560 and ($11,971), respectively, with a net unrealized depreciation of ($10,411).

(a)	Credit-enhanced security.
(b)	Liquidity-enhanced security.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $282,684 or 26.8% of net assets.
(d)	All or a portion of this security is held as collateral for open futures contracts.

BAN	— Bond anticipation note
COP	— Certificate of participation
GO	— General obligation
RB	— Revenue bond
TRAN	— Tax and revenue anticipation note

See financial notes 43

 Schwab California Tax-Free YieldPlus Fund

Portfolio Holdings continued

In addition, the fund held the following at 08/31/07. All numbers are x1,000 except number of open futures contracts.

	Number of	Contract	Unrealized
	Contracts	Value	Losses

Futures Contracts
10 Years, Short, U.S. Treasury Note, expires 12/19/07	(50)	5,452	(12)
5 Years, Short, U.S. Treasury Note, expires 12/31/07	(570)	60,821	(258)

Net Unrealized Losses			(270)

44 See financial notes

 Schwab California Tax-Free YieldPlus Fund

Statement of
Assets and Liabilities
As of August 31, 2007. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $1,040,429)		$1,030,018
Cash		217
Receivables:
Investments sold		13,166
Interest		9,997
Fund shares sold		2,152
Due from brokers for futures		140
Prepaid expenses	+	5

Total assets		1,055,695

Liabilities
Payables:
Investment adviser and administrator fees		28
Transfer agent and shareholder services fees		9
Fund shares redeemed		2,295
Accrued expenses	+	67

Total liabilities		2,399

Net Assets
Total assets		1,055,695
Total liabilities	−	2,399

Net assets		$1,053,296
Net Assets by Source
Capital received from investors		1,067,108
Net realized capital losses		(3,131)
Net unrealized capital losses		(10,681)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$1,053,296		106,740		$9.87

See financial notes 45

 Schwab California Tax-Free YieldPlus Fund

Statement of
Operations
For September 1, 2006 through August 31, 2007. All numbers are x 1,000.

Investment Income
Interest		$36,521

Net Realized Gains and Losses
Net realized losses on investments		(134)
Net realized losses on futures contracts	+	(2,081)

Net realized losses		(2,215)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(11,417)
Net unrealized gains on futures contracts	+	248

Net unrealized losses		(11,169)

Expenses
Investment adviser and administrator fees		3,205
Transfer agent and shareholder service fees:
Investor Shares[1]		39
Select Shares		969
Portfolio accounting fees		61
Professional fees		47
Shareholder reports		45
Registration fees		31
Custodian fees		28
Trustees’ fees		15
Overdraft expense		4
Other expenses	+	6

Total expenses		4,450
Custody credits	−	15
Expense reduction by adviser and Schwab	−	5

Net expenses		4,430

Increase in Net Assets from Operations
Total investment income		36,521
Net expenses	−	4,430

Net investment income		32,091
Net realized losses		(2,215)
Net unrealized losses	+	(11,169)

Increase in net assets from operations		$18,707

[1]	Effective on August 6, 2007, all outstanding Investor Shares were converted into Select Shares.

46 See financial notes

 Schwab California Tax-Free YieldPlus Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		9/1/06-8/31/07	9/1/05-8/31/06
Net investment income		$32,091	$15,729
Net realized losses		(2,215)	(379)
Net unrealized gains or losses	+	(11,169)	1,999

Increase in net assets from operations		18,707	17,349

Distributions to Shareholders[1]
Distributions from Net Investment Income
Investor Shares		490	413
Select Shares	+	31,697	15,312

Total distributions from net investment income		$32,187	$15,725

Transactions in Fund Shares[1]

		9/1/06-8/31/07		9/1/05-8/31/06
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		1,532	$15,276	1,073	$10,694
Select Shares	+	103,728	1,034,189	64,137	639,292

Total shares sold		105,260	$1,049,465	65,210	$649,986

Shares Reinvested
Investor Shares		37	$366	30	$300
Select Shares	+	2,529	25,185	1,236	12,321

Total shares reinvested		2,566	$25,551	1,266	$12,621

Shares Redeemed
Investor Shares		(3,053)	($30,483)	(1,535)	($15,280)
Select Shares	+	(76,467)	(760,566)	(40,309)	(401,658)

Total shares redeemed		(79,520)	($791,049)	(41,844)	($416,938)

Net transactions in fund shares		28,306	$283,967	24,632	$245,669

Shares Outstanding and Net Assets

		9/1/06-8/31/07		9/1/05-8/31/06
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		78,434	$782,809	53,802	$535,516
Total increase	+	28,306	270,487	24,632	247,293

End of period		106,740	$1,053,296	78,434	$782,809

Net investment income not yet distributed			$-		$10

[1]	Effective on August 6, 2007, all outstanding Investor Shares (2,000 shares valued at $19,980) were converted into Select Shares.

See financial notes 47

Schwab California Tax-Free Bond Fundtm

Financial Statements

Financial Highlights

	9/1/06-	9/1/05-	9/1/04-	9/1/03-	9/1/02-
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03

Per—Share Data ($)

Net asset value at beginning of period	11.66	11.84	11.78	11.45	11.69

Income from investment operations:
Net investment income	0.48	0.49	0.51	0.50	0.49
Net realized and unrealized gains or losses	(0.30)	(0.17)	0.10	0.33	(0.24)

Total income from investment operations	0.18	0.32	0.61	0.83	0.25
Less distributions:
Distributions from net investment income	(0.48)	(0.49)	(0.50)	(0.50)	(0.49)
Distributions from net realized gains	(0.06)	(0.01)	(0.05)	—	—

Total Distributions	(0.54)	(0.50)	(0.55)	(0.50)	(0.49)

Net asset value at end of period	11.30	11.66	11.84	11.78	11.45

Total return (%)	1.57	2.78	5.24	7.36	2.14

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.56	0.60	0.61	0.61	0.58
Gross operating expenses	0.61	0.60	0.61	0.61	0.60
Net investment income	4.15	4.19	4.27	4.30	4.16
Portfolio turnover rate	19	19	8	15	29
Net assets, end of period ($ x 1,000,000)	217	205	199	180	194

48 See financial notes

 Schwab California Tax-Free Bond Fund

Portfolio Holdings as of August 31, 2007

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity date shown is the next interest rate change date.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

89.8%	Fixed-Rate Obligations	191,906	194,604
9.8%	Variable-Rate Obligations	21,350	21,350

99.6%	Total Investments	213,256	215,954
0.4%	Other Assets and Liabilities		870

100.0%	Net Assets		216,824

Issuer
Project		Maturity		Face Amount	Value
Type of Security, Series	Rate	Date		($ x 1,000)	($ x 1,000)

Fixed-Rate Obligations 89.8% of net assets

CALIFORNIA 89.8%
Alameda Cnty
COP (Alameda Cnty Medical Center) Series 1998	5.38%	06/01/18	(a)	3,400	3,478
Alameda Corridor Transportation Auth
Sr Lien RB Series 1999A	5.13%	10/01/16	(a)	1,170	1,211
Anaheim Public Financing Auth
Sr Lease RB Series 1997A	6.00%	09/01/24	(a)	5,000	5,803
Association of Bay Area Governments
Revenue COP (Lytton Gardens) Series 1999	6.00%	02/15/30	(e)	3,000	3,059
Tax Allocation RB (California Redevelopment Agency Pool) Series 1997A6	5.25%	12/15/17	(a)	1,200	1,228
Bay Area Toll Auth
San Francisco Bay Area Toll Bridge RB Series 2006F	5.00%	04/01/31		2,000	2,045
Brea Olinda Unified SD
GO Bonds Series 1999A	5.60%	08/01/20	(a)	1,000	1,051
Burbank Public Finance Auth
RB 2003 Series A (Golden State Redevelopment)	5.25%	12/01/13	(a)	1,200	1,304
RB 2003 Series A (Golden State Redevelopment)	5.25%	12/01/13	(a)	920	1,000
RB 2003 Series A (Golden State Redevelopment)	5.25%	12/01/17	(a)	1,625	1,741
RB 2003 Series A (Golden State Redevelopment)	5.25%	12/01/18	(a)	1,255	1,338
California
Dept of Veterans Affairs Home Purchase RB Series 2002A	5.30%	12/01/21	(a)	5,000	5,187
GO Bonds	5.63%	05/01/10		455	482
GO Bonds Series 2000	5.63%	05/01/10		265	281
GO Bonds Series 2000	5.63%	05/01/18		50	52
GO Refunding Bonds	5.25%	08/01/32	(a)	2,000	2,179
GO Refunding Bonds Series 2000	5.63%	05/01/10		85	90
Prerefunded GO Bonds Series 2006	5.63%	05/01/10		145	154
Various Purpose GO Bonds	5.25%	11/01/17		3,000	3,196
Various Purpose GO Bonds	5.00%	03/01/31		7,440	7,481

See financial notes 49

 Schwab California Tax-Free Bond Fund

Portfolio Holdings continued

Issuer
Project		Maturity		Face Amount	Value
Type of Security, Series	Rate	Date		($ x 1,000)	($ x 1,000)

California Dept of Water Resources
Power Supply RB Series 2002A	5.75%	05/01/12		3,000	3,301
California Educational Facilities Auth
RB (California College of Arts and Crafts) Series 2001	5.75%	06/01/25		1,800	1,846
RB (Pepperdine Univ) Series 2000	5.75%	09/15/08	(a)	3,000	3,096
California Health Facilities Fin Auth
Refunding RB (Cedars-Sinai Medical Center) Series 2005	5.00%	11/15/27		4,000	4,000
California Infrastructure & Economic Development Bank
RB (The J. David Gladstone Institutes) Series 2001	5.50%	10/01/19		1,250	1,310
California Public Works Board
Lease RB (Dept of Corrections) Series 2003	5.50%	06/01/17		6,970	7,466
California State Public Works Board
Lease Refunding RB (Dept of Health Services-Richmond Laboratory) Series 2005K	5.00%	11/01/24		3,000	3,040
California Statewide Communities Development Auth
Collateralized RB Series 2001A	7.00%	04/20/36	(a)	4,000	4,430
COP (Internext Group) Series 1999	5.38%	04/01/17		4,405	4,463
Insured Health Facility RB (Los Angeles Jewish Home for the Aging) Series 2003	5.25%	11/15/23		3,000	3,083
RB (Huntington Memorial Hospital) Series 2005	5.00%	07/01/18		6,190	6,306
Ceres Redevelopment Agency
Tax Allocation Bonds (Ceres Redevelopment Area No 1) Series 2003	5.00%	11/01/33	(a)	3,200	3,259
Cloverdale Community Development Agency
Tax Allocation Refunding Bonds (Cloverdale Redevelopment) Series 2006	5.00%	08/01/31	(a)	2,330	2,367
Tax Allocation Refunding Bonds (Cloverdale Redevelopment) Series 2006	5.00%	08/01/36	(a)	3,520	3,563
Colton Public Finance Auth
Special Tax RB Series 1996	5.45%	09/01/19	(a)	3,020	3,052
Contra Costa Cnty Public Financing Auth
Tax Allocation RB Series 2003A	5.63%	08/01/13		4,115	4,513
Tax Allocation RB Series 2003A	5.63%	08/01/33		885	895
East Bay Municipal Utility District
Water System Subordinated RB Series 1998	5.25%	06/01/08		2,600	2,657
Escondido
Revenue COP Series 2000A	6.00%	09/01/10	(a)	1,850	1,982
Fontana Redevelopment Agency
Tax Allocation Refunding Bonds (Jurupa Hills Redevelopment) Series 1997A	5.50%	10/01/19		3,500	3,573
Foothill-Eastern Transportation Corridor Agency
Toll Road Refunding RB Series 1999	5.13%	01/15/19	(a)	5,000	5,171
Golden State Tobacco Securitization Corp
Enhanced Tobacco Settlement Asset-Backed Bonds Series 2005A	5.00%	06/01/19		2,500	2,533
Hollister Joint Power Financing Auth
Wastewater RB (Refinancing & Improvement) Series 2006	5.00%	06/01/32	(a)	2,960	3,004
Huntington Beach
Lease RB (Capital Improvement Financing) Series 2000A	5.50%	09/01/20	(a)	1,500	1,569
Inglewood Redevelopment Agency
Tax Allocation Refunding Bonds (Merged Redevelopment) Series 1998A	5.25%	05/01/16	(a)	1,000	1,093
Los Angeles Community Redevelopment Agency
Lease RB (Vermont Manchester Social Services) Series 2005	5.00%	09/01/17	(a)	2,310	2,418

50 See financial notes

 Schwab California Tax-Free Bond Fund

Portfolio Holdings continued

Issuer
Project		Maturity		Face Amount	Value
Type of Security, Series	Rate	Date		($ x 1,000)	($ x 1,000)

Los Angeles Dept of Water & Power
Power System RB Series 2005A	5.00%	07/01/35	(a)	4,000	4,077
Water System RB Series 2006A2	5.00%	07/01/35	(a)	3,000	3,071
Los Angeles Municipal Improvement Corp
Lease Revenue Capital Equipment Series A	5.00%	08/01/14	(a)	1,000	1,068
Los Angeles Unified SD
Bonds (Election of 2005) Series C	5.00%	07/01/26	(a)	2,000	2,069
GO Bonds (Election of 2004) Series F	4.75%	07/01/27	(a)	4,000	4,005
Lynwood Public Financing Auth
Lease Refunding RB (Public Capital Improvement) Series 2003	5.00%	09/01/18	(a)	1,000	1,040
Marina Joint Powers Financing Auth
M/F Housing RB (Abrams B Apts Financing) Series 2006	3.90%	11/15/16	(a)	4,000	3,862
Oakland Joint Power Financing Auth
Reassessment RB Series 1999	5.50%	09/02/24		990	1,025
Oakland Redevelopment Agency
Subordinated Tax Allocation Bonds (Central District Redevelopment) Series 2003	5.50%	09/01/14	(a)	1,615	1,745
Oceanside Community Development Commission
M/F Rental Housing Refunding RB (Vista Del Oro Apts) Series 2001A	4.45%	04/01/11	(a)	1,250	1,265
Perris Public Financing Auth
Refunding RB Series 2007A	5.00%	09/01/24	(a)(d)	1,815	1,849
Rancho Cordova
Special Tax Bonds Series 2007	5.00%	09/01/20		1,820	1,776
Sacramento Finance Auth
Capital Improvement RB Series 1999	5.88%	12/01/09	(a)(e)	3,000	3,205
Lease RB (EPA Building) Series 1998A	5.25%	05/01/19	(a)	1,575	1,615
Tax Allocation RB Series 2005A	5.00%	12/01/34	(a)	2,615	2,657
San Diego Cnty
COP (Burnham Institute for Medical Research) Series 2006	5.00%	09/01/34		5,000	4,578
San Diego Redevelopment Agency
Subordinate Tax Allocation Bonds (Horton Plaza Redevelopment) Series 2000	5.80%	11/01/21		2,500	2,600
San Francisco Airports Commission
Second Series Refunding RB (San Francisco International Airport) Series 30	5.00%	05/01/17	(a)	3,680	3,871
San Francisco Bay Area Rapid Transit
Sales Tax RB Series 1999	5.50%	07/01/09	(a)	1,000	1,044
Sales Tax RB Series 1999	5.50%	07/01/09	(a)	2,500	2,609
San Francisco State University
Student Housing RB (Auxiliary Organization) Series 1999	5.20%	07/01/09		1,150	1,191
San Luis Obispo Cnty Finance Auth
RB (Lopez Dam Improvement) Series 2000A	5.38%	08/01/24	(a)	1,000	1,038
Santa Ana Unified SD
GO Bonds (Election of 1999) Series 2000	5.70%	08/01/29	(a)(e)	6,000	6,297
Santa Clara Cnty Financing Auth
Lease RB (VMC Facility) Series 1994A	7.75%	11/15/10	(a)	1,460	1,633
Santa Clara Redevelopment Agency
Tax Allocation Refunding RB (Bayshore North)	7.00%	07/01/10	(a)	960	1,003
South Orange Cnty Public Financing Auth
Special Tax RB Series 1999A	5.25%	08/15/18	(a)	3,095	3,201
Taft City Elementary SD
GO Bonds Series 2001A	4.90%	08/01/20	(a)	1,080	1,116

See financial notes 51

 Schwab California Tax-Free Bond Fund

Portfolio Holdings continued

Issuer
Project		Maturity		Face Amount	Value
Type of Security, Series	Rate	Date		($ x 1,000)	($ x 1,000)

Truckee Public Financing Auth
Lease RB Series 2000A	5.88%	11/01/08	(a)	1,490	1,558
Whittier
RB (Presbyterian Intercommunity Hospital) Series 2002	5.60%	06/01/12		2,000	2,186

Total Fixed-Rate Obligations (Cost $191,906)					194,604

Variable-Rate Obligations 9.8% of net assets

CALIFORNIA 8.4%
California
Economic Recovery Bonds Series 2004C3	3.85%	09/04/07	(b)	200	200
California Dept of Water Resources
Power Supply RB Series 2005F5	3.95%	09/04/07	(a)	10,000	10,000
Power Supply RB Series 2002B2	3.95%	09/04/07	(a)	5,850	5,850
Irvine Ranch Water District
Consolidated Series 1995 GO of Improvement Districts No. 140, 240, 105, & 250	3.83%	09/04/07	(a)	300	300
Southern California Metropolitan Water District
Water RB Series 2000B3	3.85%	09/04/07	(b)	2,000	2,000

					18,350

PUERTO RICO 1.4%
Puerto Rico Sales Tax Financing Corp
Sales Tax RB Series 2007A	4.10%	09/06/07	(b)(c)	3,000	3,000

Total Variable-Rate Obligations (Cost $21,350)					21,350

End of Investments.

At 08/31/07, the tax basis cost of the fund’s investment was $213,139, and the unrealized appreciation and depreciation were $4,773 and ($1,958), respectively, with a net appreciation of $2,815.

(a)	Credit-enhanced security.
(b)	Liquidity-enhanced security.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $3,000 or 1.4% of net assets.
(d)	Delayed-delivery security.
(e)	All or a portion of this security is held as collateral for delayed delivery security.

COP	— Certificate of participation
GO	— General obligation
RB	— Revenue bond

52 See financial notes

 Schwab California Tax-Free Bond Fund

Statement of
Assets and Liabilities
As of August 31, 2007. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $213,256)		$215,954
Cash		167
Receivables:
Investments sold		35
Interest		2,828
Fund shares sold		164
Prepaid expenses	+	1

Total assets		$219,149

Liabilities
Payables:
Investments bought		1,864
Investment adviser and administrator fees		3
Transfer agent and shareholder services fees		4
Fund shares redeemed		411
Distributions to shareholders		1
Accrued expenses	+	42

Total liabilities		2,325

Net Assets
Total assets		$219,149
Total liabilities	−	2,325

Net assets		$216,824
Net Assets by Source
Capital received from investors		214,460
Net investment income not yet distributed		115
Net realized capital losses		(449)
Net unrealized capital gains		2,698

Net Assets

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$216,824		19,182		$11.30

See financial notes 53

 Schwab California Tax-Free Bond Fund

Statement of
Operations
For September 1, 2006 through August 31, 2007. All numbers are x 1,000.

Investment Income
Interest		$9,970

Net Realized Gains and Losses
Net realized losses on investments		(538)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(5,031)

Expenses
Investment adviser and administrator fees		635
Transfer agent and shareholder service fees		529
Portfolio accounting fees		45
Shareholder reports		35
Professional fees		30
Trustees’ fees		11
Registration fees		4
Custodian fees		4
Other expenses	+	2

Total expenses		1,295
Expense reduction by adviser and Schwab	−	92
Custody credit	−	12

Net expenses		1,191

Increase in Net Assets from Operations
Total investment income		9,970
Net expenses	−	1,191

Net investment income		8,779
Net realized losses		(538)
Net unrealized losses	+	(5,031)

Increase in net assets from operations		$3,210

54 See financial notes

 Schwab California Tax-Free Bond Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		9/1/06-8/31/07	9/1/05-8/31/06
Net investment income		$8,779	$8,363
Net realized gains and losses		(538)	1,068
Net unrealized losses	+	(5,031)	(4,027)

Increase in net assets from operations		3,210	5,404

Distributions to Shareholders
Distributions from net investment income		8,774	8,343
Distributions from net realized gains	+	1,172	192

Total distributions		$9,946	$8,535

Transactions in Fund Shares

		9/1/06-8/31/07		9/1/05-8/31/06
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,359	$61,918	4,022	$46,808
Shares reinvested		513	5,933	459	5,335
Shares redeemed	+	(4,277)	(49,366)	(3,738)	(43,410)

Net transactions in fund shares		1,595	$18,485	743	$8,733

Shares Outstanding and Net Assets

		9/1/06-8/31/07		9/1/05-8/31/06
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		17,587	$205,075	16,844	$199,473
Total increase	+	1,595	11,749	743	5,602

End of period		19,182	$216,824	17,587	$205,075

Net investment income not yet distributed			$115		$223

See financial notes 55

 Schwab Tax-Free Bond Funds

Financial Notes

1. Business Structure of the Funds

Each of the funds discussed in this report is a series of Schwab Investments (the “trust”), a no-load, open-end management investment company. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

Schwab Investments (organized October 26, 1990)
Schwab Tax-Free YieldPlus Fund
Schwab Tax-Free Bond Fund
Schwab California Tax-Free YieldPlus Fund
Schwab California Tax-Free Bond Fund
Schwab YieldPlus Fund
Schwab Short-Term Bond Market Fund
Schwab Total Bond Market Fund Schwab GNMA Fund Schwab Inflation Protected Fund Schwab 1000 Index Fund Schwab Global Real Estate Fund

Effective on August 6, 2007, the investment strategies of the Schwab Long-Term Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund were changed to shorten the average maturity to between three and ten years, and the names of these two funds were changed to Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund, respectively.

Prior to August 6, 2007, Schwab Tax-Free YieldPlus Fund and Schwab California Tax-Free YieldPlus Fund offered two share classes: Investor Shares and Select Shares®. Effective on August 6, 2007, all outstanding Investor Shares were converted into Select Shares and each fund no longer offers separate share classes. Immediately after and as a result of the conversion, each shareholder of the Investor Shares became an owner of Select Shares of the same fund. The Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund each offer one share class.

Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds used in the preparation of financial statements. The accounting policies are in conformity with the accounting principles generally accepted in the United States of America.

(a) Security Valuation:

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

Bonds and notes: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

Securities for which no quoted value is available: valued at fair value, as determined in good faith by the fund’s investment adviser using guidelines adopted by the fund’s Board of Trustees. In the determination of a fair valuation the guidelines include, but are not limited to, the use of analytical data, business conditions, recent trades, general and/or specific market trends and any emergency or significant events that would have a material impact on the value of the security.

Futures: open contracts are valued at their settlement prices as of the close of their exchanges. When a fund closes out a futures position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

Short-term securities (60 days or less to maturity): valued at amortized cost.

(b) Portfolio Investments:

Futures Contract: The funds may invest in futures contracts. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract, due to a

56

 Schwab Tax-Free Bond Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. A fund records the change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

Delayed-delivery: The funds may buy securities on a delayed-delivery basis. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security’s value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund or a class within the trust are charged directly to that fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds declare dividends every day they are open for business. These dividends, which are equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The funds may make distributions from any net realized capital gains once a year.

(g) Custody Credit:

Each fund has an arrangement with its custodian bank under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts (if any) are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

 57

 Schwab Tax-Free Bond Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liability arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the fund expect the risk of loss to be remote.

(k) New Accounting Standards:

Financial Accounting Standards Board Interpretation (FIN) No. 48—Accounting for Uncertainty in Income Taxes—an Interpretation of SFAS No. 109, was issued in July 2006 and is effective for fiscal years beginning after December 15, 2006. This Interpretation provides new requirements for the recognition, measurement, and disclosure in the financial statements of a tax position taken or expected to be taken in a tax return when there is uncertainty about whether that tax position will ultimately be sustained. A fund with a fiscal year ending August 31 will implement FIN 48 no later than February 29, 2008 and it will apply to all open tax years.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007.

Management is currently evaluating the impact of adopting FIN 48 and SFAS No. 157 on the funds’ financial statements.

3.	Affiliates and Affiliated Transactions:
(All dollar amounts are x 1,000)
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the funds’ investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust.

For its advisory and administrative services to each fund, the investment adviser is entitled to receive an annual fee payable monthly based on each funds’ average daily net assets described as follows:

			California
	Tax-Free		Tax-Free	California
	YieldPlus	Tax-Free	YieldPlus	Tax-Free
Average daily net assets	Fund	Bond Fund	Fund	Bond Fund

First $500 million	0.35%	0.30%	0.35%	0.30%
Over $500 million	0.30%	0.22%	0.30%	0.22%

Charles Schwab & Co., Inc. (“Schwab”) is an affiliate of the investment adviser and is the trust’s shareholder services agent and transfer agent.

For its transfer agent and shareholder services, Schwab is entitled to receive an annual fee payable monthly based on the funds’ average daily net assets described as follows:

			California
	Tax-Free		Tax-Free	California
	YieldPlus	Tax-Free	YieldPlus	Tax-Free
	Fund	Bond Fund	Fund	Bond Fund

Transfer Agent Fees	0.05%	0.05%	0.05%	0.05%
Shareholder Service Fees	0.05%	0.20%	0.05%	0.20%

58

 Schwab Tax-Free Bond Funds

Financial Notes (continued)

3.	Affiliates and Affiliated Transactions (continued):
(All dollar amounts are x 1,000)

Prior to August 6, 2007, the Schwab Tax-Free YieldPlus Fund and Schwab California Tax-Free YieldPlus Fund each offered two share classes: Investor Shares and Select Shares. The Transfer Agent Fees and Shareholder Service Fees for Investor Share Class were 0.05% and 0.20%, respectively.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds to limit the total expenses charged, excluding interest, taxes and certain non-routine expenses as follows so long as CSIM serves as the adviser to the Funds:

California
Tax-Free		Tax-Free	California
YieldPlus	Tax-Free	YieldPlus	Tax-Free
Fund	Bond Fund	Fund	Bond Fund

0.49%	0.49%	0.49%	0.49%

Prior to May 7, 2007, such expense limitation was 0.64% for the Investor Shares in both Tax-Free YieldPlus Fund and California Tax-Free YieldPlus Fund, and 0.65% for Tax-Free Bond Fund.

The funds may make direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. As of August 31, 2007, the fund’s total security transactions with other Schwab Funds were as follows:

Tax-Free YieldPlus Fund	$416,050
Tax-Free Bond Fund	28,140
California Tax-Free YieldPlus Fund	1,048,378
California Tax-Free Bond Fund	77,028

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. There was no interfund borrowing or lending activity for the Funds during the period.

Trustees

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

4. Borrowing from Banks:

The funds may borrow money from banks and custodians. The funds may obtain temporary bank loans through the trust to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The Schwab Funds have custodian overdraft facilities and uncommitted line of credit arrangements of $150 million and $100 million with State Street Corporation, and Bank of America, N.A., respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. There were no borrowings from the line of credit for any funds during the period.

 59

 Schwab Tax-Free Bond Funds

Financial Notes (continued)

5.	Purchases and Sales of Investment Securities:
(All dollar amounts are x 1,000)

For the period ended August 31, 2007, purchases and sales of securities (excluding short-term obligations and securities sold short) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Tax-Free YieldPlus Fund	$392,036	$189,385
Tax-Free Bond Fund	27,768	26,406
California Tax-Free YieldPlus Fund	500,621	211,271
California Tax-Free Bond Fund	45,748	38,071

6.	Federal Income Taxes:
(All dollar amounts are x 1,000)

As of August 31, 2007, the components of distributable earnings on a tax-basis were as follows:

			California
	Tax-Free		Tax-Free	California
	YieldPlus	Tax-Free	YieldPlus	Tax-Free
	Fund	Bond Fund	Fund	Bond Fund

Undistributed tax-exempt income	$15	$1	—	—
Undistributed ordinary income	—	—	—	—
Undistributed long-term capital gains	—	—	—	—
Unrealized appreciation	$247	$1,586	$1,560	$4,773
Unrealized depreciation	$(6,157)	$(1,560)	$(11,971)	$(1,958)

Net unrealized appreciation/(depreciation)	$(5,910)	$26	$(10,411)	$2,815

Net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums.

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2007, the following funds had capital loss carry forwards available to offset future net capital gains before the expiration date:

			California
	Tax-Free		Tax-Free	California
	YieldPlus	Tax-Free	YieldPlus	Tax-Free
Expires	Fund	Bond Fund	Fund	Bond Fund

2008	—	—	—	—
2009	—	$584	—	—
2010	—	—	—	—
2012	—	—	—	—
2013	—	—	—	—
2014	$159	—	$476	—
2015	669		1,630

Total	$828	$584	$2,106	$—

For tax purposes, realized net capital losses occurring after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2007, the funds had aggregate deferred realized net capital losses as follows:

			California
	Tax-Free		Tax-Free	California
	YieldPlus	Tax-Free	YieldPlus	Tax-Free
	Fund	Bond Fund	Fund	Bond Fund

Deferred capital losses	$601	—	$1,297	$451
Capital losses utilized	—	$454	—	—

60

 Schwab Tax-Free Bond Funds

Financial Notes (continued)

6.	Federal Income Taxes (continued):
(All dollar amounts are x 1,000)

The tax-basis components of distributions paid during the current and prior fiscal years were:

			California
	Tax-Free		Tax-Free	California
	YieldPlus	Tax-Free	YieldPlus	Tax-Free
	Fund	Bond Fund	Fund	Bond Fund

Current period distributions
Tax-exempt income	$19,014	$3,768	$32,187	$8,775
Ordinary income	3	—	—	84
Long-term capital gains	—	—	—	1,087
Prior period distributions
Tax-exempt income	$11,535	$3,703	$15,725	$8,343
Ordinary income	—	—	—	23
Long-term capital gains	—	—	—	169

Permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments have no impact on net assets or the results of operations. As of August 31, 2007, the funds made the following reclassifications:

			California
	Tax-Free		Tax-Free	California
	YieldPlus	Tax-Free	YieldPlus	Tax-Free
	Fund	Bond Fund	Fund	Bond Fund

Capital shares	$1	—	—	—
Undistributed net investment income	$(18)	$(106)	$86	$(113)
Net realized capital gains and losses	$17	$106	$(86)	$113

Other Federal Tax Information:
(Unaudited)

The funds designate the following percentage of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended August 31, 2007.

Percentage

Tax-Free YieldPlus Fund	100%
Tax-Free Bond Fund	100%
California Tax-Free YieldPlus Fund	100%
California Tax-Free Bond Fund	100%

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Tax-Free YieldPlus Fund
Schwab Tax-Free Bond Fund
Schwab California Tax-Free YieldPlus Fund
Schwab California Tax-Free Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Tax-Free YieldPlus Fund, Schwab Tax-Free Bond Fund, Schwab California Tax-Free YieldPlus Fund, and Schwab California Tax-Free Bond Fund (the “Funds”) at August 31, 2007, the results of each of their operations for the period then ended, and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
October 17, 2007

62

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. In addition, the Securities and Exchange Commission (the “SEC”) takes the position that, as part of their fiduciary duties with respect to fund fees, fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Investments (the “Trust”) and CSIM (the “Agreement”) with respect to existing funds in the Trust, including the Schwab Tax-Free YieldPlus Fund, Schwab Tax-Free Bond Fund (formerly Schwab Long-Term Tax-Free Bond Fund), Schwab California Tax-Free YieldPlus Fund, and Schwab California Tax-Free Bond Fund (formerly California Long-Term Tax-Free Bond Fund), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the funds that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memo regarding the responsibilities of trustees for the approval of investment advisory contracts. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement at meetings held on May 2, 2007, and June 5, 2007, and approved the renewal of the Agreement for an additional one year term at the meeting held on June 5, 2007. The Board’s approval of the Agreement was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the funds;

2.	each fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services.  The Board considered the nature, extent and quality of the services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The information considered by the Trustees included specific information concerning changes in the nature, extent and quality of services provided by CSIM since the Trustees had last considered approval of the Agreement. The Trustees also considered investments in CSIM’s mutual fund infrastructure and the fact that Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access and an array of account features that benefit the funds and their shareholders. The Trustees also considered CSIM’s top three ranking in an independent survey regarding mutual fund client loyalty, Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the funds supported renewal of the Agreement.

Fund Performance.  The Board considered fund performance in determining whether to renew the Agreement. Specifically, the Trustees considered each fund’s performance relative to a peer group and peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, when applicable, and market trends. As part of this review, the Trustees considered the composition of the peer group and peer category, selection criteria and the reputation of the third party who prepared the peer group and peer category analysis. In evaluating the performance of each fund, the Trustees considered both risk and shareholder risk expectations for such fund and the appropriateness of the benchmark

 63

used to compare the performance of each fund. The Trustees further considered the level of fund performance in the context of its review of fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the funds supported renewal of the Agreement.

Fund Expenses.  With respect to the funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total fund expenses from exceeding a specified cap. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts and offshore funds, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the funds are reasonable and supported renewal of the Agreement.

Profitability.  With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the funds, such as whether, by virtue of its management of the funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each fund by CSIM and its affiliates. The Board also considered information relating to changes to CSIM’s business operations and how these changes affected CSIM’s profitability under the Agreement. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement.

Economies of Scale.  The Trustees considered the existence of any economies of scale and whether those are passed along to a fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered existing contractual investment advisory fee schedules that include lower fees at higher graduated asset levels. The Board also considered certain existing commitments by CSIM and Schwab that are designed to pass along potential economies of scale to fund shareholders. Based on this evaluation the Board concluded, within the context of its full deliberations, that the funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all-important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreement and concluded that the compensation under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

64

Trustees and Officers

The tables below give information as of August 31, 2007, about the trustees and officers for Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, and Laudus Trust. As of August 31, 2007, the Fund Complex included 70 funds.

The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

Independent Trustees
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Investments since 2000.)	Chairman of JDN Corporate Advisory LLC.	70	Board 1—Director, Redwood Trust, Inc. Board 2—Director, PMI Group, Inc.

Donald F. Dorward 1931 Trustee (Trustee of Schwab Investments since 1989.)	Chief Executive Officer, Dorward & Associates (corporate management, marketing and communications consulting firm). From 1996-1999, Executive Vice President and Managing Director, Grey Advertising. Prior to 1996, President and Chief Executive Officer, Allen & Dorward Advertising.	59	None.

William A. Hasler 1941 Trustee (Trustee of Schwab Investments since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals).	70	Board 1—Director, Mission West Properties
Board 2—Director, TOUSA
Board 3—Director, Harris-Stratex Networks
Board 4—Director, Genitope Corp.
Board 5—Director & Non-Executive Chairman, Solectron Corp.
			Board 6—Director, Ditech Networks

Robert G. Holmes 1931 (Trustee of Schwab Investments since 1989.)	Chairman, Chief Executive Officer and Director, Semloh Financial, Inc. (international financial services and investment advisory firm).	59	None.

Gerald B. Smith 1950 Trustee (Trustee of Schwab Investments since 2000.)	Chairman, Chief Executive Officer and founder of Smith Graham & Co.(investment advisors).	59	Board 1—Board of Cooper Industries Board 2—Chairman of the Audit Committee of Oneok Partners LP

Donald R. Stephens 1938 Trustee (Trustee of Schwab Investments since 1989.)	Managing Partner, D. R. Stephens & Company (investments).	59	None.

 65

Independent Trustees continued
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Michael W. Wilsey 1943 Trustee (Trustee of Schwab Investments since 1989.)	Chairman, Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	59	None.

Interested Trustees
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of	Principal Occupations	Fund Complex
office, and length of	During the Past Five	Overseen by
Time Served )	Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Investments since 1989.)	Chairman, Chief Executive Officer and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc.; Chairman and Director, Charles Investment Management, Inc., Charles Schwab Bank, N.A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officers and Director, Schwab Holdings Inc. Through June 2007, Director, U.S. Trust Company, N.A., U.S. Trust Company of New York. Until May 2003, Co-Chief Executive Officer, The Charles Schwab Corporation.	59	None

Randall W. Merk[2] 1954 Trustee (Trustee of Schwab Investments since 2005.)	Executive Vice President and President, Schwab Financial Products, Charles Schwab & Co. Inc.; Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.	70	None.

Officers of the Trust
Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of Schwab Investments since 2007.)	Executive Vice President and President, Schwab Financial Products, Charles Schwab & Co. Inc.; Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.

66

Officers of the Trust continued
Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. Chief Financial Officer, Laudus Trust and Laudus Variable Insurance Trust. Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) limited. Through June 2007, Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc. Excelsior tax-Exempt Funds, Inc. and Excelsior Funds Trust, Chief Financial Officer, Mutual Fund Division, UST Advisors, Inc. From December 1999 to November 2004, Sr. Vice President, Financial Reporting, Charles Schwab & Co. Inc.

Kimon Daifotis 1959 Senior Vice President and Chief Investment Officer-Fixed Income (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Investment Officer-Fixed Income, Charles Schwab Investment Management, Inc. Prior to 2004, Vice President and Sr. Portfolio Manager, Charles Schwab Investment Management Inc.

Jeffrey Mortimer 1963 Senior Vice President and Chief Investment Officer-Equities (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Investment Officer-Equities, Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer, Laudus Trust and Laudus Variable Insurance Trust. Prior to 2004, Vice President and Sr. Portfolio Manager, Charles Schwab Investment Management, Inc.

Randall Fillmore 1960 Chief Compliance Officer and AML Officer (Officer of Schwab Investments since 2002.)	Senior Vice President and Chief Compliance Officer, Charles Schwab Investment Management, Inc.; Senior Vice President Charles Schwab & Co. Inc., Chief Compliance Officer, Laudus Trust and Laudus Variable Insurance Trust. Through June 2007, Chief Compliance Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., Excelsior Funds Trust. From 2002 to 2003, Vice President, Charles Schwab & Co., Inc., and Charles Schwab Investment Management, Inc.

Koji E. Felton 1959 Secretary and Chief Legal Officer (Officer of Schwab Investments since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc.; senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. Through June 2007, Chief Legal Officer, Excelsior Funds Inc., Excelsior Tax Exempt Funds, Inc. and Excelsior Funds Trust.

Catherine MacGregor 1964 Vice President (Officer of Schwab Investments since 2005.)	Vice President, Charles Schwab & Co., Inc. Charles Schwab Investment Management, Inc., Laudus Trust and Laudus Variable Insurance Trust; since 2006, Chief Counsel, Laudus Trust and Variable Insurance Trust. Until July 2005, Senior Associate, Paul Hastings Janofsky & Walker LLP.

Cathy Sabo 1964 Vice President (Officer of Schwab Investments since 2005.)	Vice President, Compliance, Charles Schwab Investment Management, Inc., Laudus Trust and Laudus Variable Insurance Trust. Until 2004, Vice President, Client, Sales & Services Controls, Charles Schwab & Co., Inc.

Michael Haydel 1970 Vice President (Officer of Schwab Investments since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President and AML Officer, Laudus Trust and Laudus Variable Insurance Trust. Until March 2004, Director Charles Schwab & Co., Inc.

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

[2]	In addition to their employment with the investment advisor and the distributor, Messrs. Schwab and Merk also own stock of The Charles Schwab Corporation. Mr. Schwab and Mr. Merk are Interested Trustees because they are employees of Schwab and/or the advisor.

[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each other officer serves at the pleasure of the Board.

 67

Glossary

Alternative Minimum Tax (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset-backed securities Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.

asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

average rate  The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the ‘coupon rate‘) until a specified date (the ‘maturity date‘), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or ‘debt securities.‘

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

call An early repayment of a bond’s principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

call protection  A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

certificate of participation  A municipal bond that is repaid from an annual budget appropriation rather than being backed by the full faith and credit of the issuer.

coupon, coupon rate The annual rate of interest paid until maturity by the issuer of a debt security.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. See chart below.

credit risk The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

discount rate The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.

dividend  Money from earnings that is distributed to shareholders as a given amount per share.

duration  A measure of a bond’s sensitivity to interest rates. Calculations of duration generally take into account the investment’s yield, interest payments, maturity date and call features. Like maturity, duration is expressed in years, but is more accurate than maturity in determining the effect of interest rate movements on a bond investment’s price. The duration of a portfolio equals the market value weighted average of the duration of the bonds held in the portfolio.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

general obligation bonds Municipal bonds that are secured by the issuer’s full faith and credit, which typically is backed by the power of the issuer to levy taxes.

Credit Ratings

Most major bond issuers arrange with a recognized independent rating organization, such as Standard &; Poor’s (S&P) or Moody’s Investors Service, to rate the creditworthiness of their bonds. The spectrum of these ratings is divided into two major categories: investment grade and below investment grade (sometimes called ‘junk bonds‘). Bonds rated below investment grade range from those that are considered to have some vulnerability to default to those that appear on the brink of default or are in default.

68

interest Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

interest rate risk  The risk that a bond’s value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

liquidity-enhanced security A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.

market risk  Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as “systematic risk.”

maturity The date a debt security is scheduled to be “retired” and its principal amount returned to the bondholder.

mortgage-backed securities Bond or other debt securities that represent ownership in a pool of mortgage loans.

muni, municipal bonds, municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

prepayment risk The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

revenue bonds Municipal bonds that are issued to finance public works projects and are secured by revenue generated by the project (such as water and sewer fees) rather than the full faith and credit of the issuer.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% _ [1 – 0.25%] = 6.0%).

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

weighted average maturity For mutual funds, the maturity of all the debt securities in its portfolio, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 90 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

yield to maturity  The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond’s current price and its principal amount, or face value.

 69

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwab.com/schwabfunds, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwab.com/schwabfunds or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fundtm
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab Technology Fundtm
Schwab Fundamental US Large Company Index Fundtm
Schwab Fundamental US Small-Mid Company Index Fundtm
Schwab Fundamental International Large Company Index Fundtm
Schwab Global Real Estate Fundtm
Schwab Institutional Select® S&P 500 Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Viewpoints Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2020 Fund
Schwab Target 2030 Fund
Schwab Target 2040 Fund
Schwab Retirement Income Fund

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity.1 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money

Investment Adviser
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104
Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2006 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC
Printed on recycled paper.
MFR13656-10

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that William Hasler and Mariann Byerwalter, currently serving on its audit committee, are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Each of these members of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.
The designation of each of Messrs. Hasler and Ms. Byerwalter as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
Registrant is composed of eleven series. Ten series have a fiscal year-end of August 31, whose annual financial statements are reported in Item 1, and one series has a fiscal year-end of October 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the eleven series, based on their respective 2006 and 2005 fiscal years, as applicable.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

     Audit Fees

2007: $292,360	2006: $280,560
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
     Audit-Related Fees
     For services rendered to Registrant:

2007: $23,489	2006: $20,839
     Nature of these services: tax provision review.
     In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
     Tax Fees
     For services rendered to Registrant:

2007: $27,504	2006: $24,475
     Nature of these services: preparation and review of tax returns.
     In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
     All Other Fees
     For services rendered to Registrant:

2007: $5,263	2006: $5,263

Nature of these services:	review of the methodology of allocation of Charles Schwab & Co., Inc. (“Schwab”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.
     In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2007: $102,592	2006: $205,237
Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.

2007: $2,833,351	2006: $3,294,017
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.

Not applicable.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.
Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Randall W. Merk and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.

(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.
(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.
(3)	Not applicable.
(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant ) Schwab Investments

By:	/s/ Randall W. Merk

Randall W. Merk
Chief Executive Officer

Date:	October 16, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Randall W. Merk

Randall W. Merk
Chief Executive Officer

Date:	October 16, 2007

By:	/s/ George Pereira

George Pereira
Principal Financial Officer

Date:	October 16, 2007